SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 23

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 25

MASSMUTUAL INSTITUTIONAL FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Thomas M. Kinzler, Esq.

Vice President and Secretary

MassMutual Institutional Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

J.B. Kittredge, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective May 1, 2003, pursuant to paragraph (b) of Rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 23 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 25 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Balanced Fund, MassMutual Core Value Equity Fund, MassMutual Fundamental Value Fund, MassMutual Value Equity Fund, MassMutual Large Cap Value Fund, MassMutual Indexed Equity Fund, MassMutual Blue Chip Growth Fund, MassMutual Large Cap Growth Fund, MassMutual Growth Equity Fund, MassMutual Aggressive Growth Fund, MassMutual OTC 100 Fund, MassMutual Focused Value Fund, MassMutual Small Company Value Fund, MassMutual Small Cap Equity Fund, MassMutual Mid Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity II Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Small Company Growth Fund, MassMutual Emerging Growth Fund, MassMutual International Equity Fund and MassMutual Overseas Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MASSMUTUAL INSTITUTIONAL FUNDS

This Prospectus describes the following Funds:

•	MassMutual Money Market Fund

seeks to maximize current income, consistent with liquidity and capital preservation, by investing in money market instruments.

•	MassMutual Short-Duration Bond Fund

seeks a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in short-term investment grade fixed income securities.

•	MassMutual Core Bond Fund

seeks a high total rate of return, consistent with prudent investment risk and capital preservation, by investing primarily in investment grade debt securities.

•	MassMutual Diversified Bond Fund

seeks a superior total rate of return by investing in fixed income instruments.

•	MassMutual Balanced Fund

seeks a high total rate of return over time, consistent with capital preservation, by investing in stock, fixed income and money market securities.

•	MassMutual Core Value Equity Fund

seeks long-term growth of capital and income by investing primarily in large company stocks.

•	MassMutual Fundamental Value Fund

seeks long-term total return.

•	MassMutual Value Equity Fund

seeks long-term growth of capital.

•	MassMutual Large Cap Value Fund

seeks both capital growth and income.

•	MassMutual Indexed Equity Fund

seeks to approximate as closely as practicable (before fees and expenses) the total return of publicly traded common stocks represented by the S&P 500®Index.1

•	MassMutual Blue Chip Growth Fund

seeks growth of capital over the long-term.

•	MassMutual Large Cap Growth Fund

seeks long-term growth of capital and future income.

•	MassMutual Growth Equity Fund

seeks long-term growth of capital and future income.

•	MassMutual Aggressive Growth Fund

seeks long-term growth of capital.

•	MassMutual OTC 100 Fund

seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

•	MassMutual Focused Value Fund

seeks growth of capital over the long term.

•	MassMutual Small Company Value Fund

seeks long-term growth of capital by investing primarily in small company stocks.

•	MassMutual Small Cap Equity Fund

seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MassMutual Mid Cap Growth Equity Fund

seeks long-term capital growth.

•	MassMutual Mid Cap Growth Equity II Fund

seeks growth of capital over the long-term.

•	MassMutual Small Cap Growth Equity Fund

seeks long-term capital appreciation.

•	MassMutual Small Company Growth Fund

seeks long-term capital appreciation.

•	MassMutual Emerging Growth Fund

seeks capital appreciation.

•	MassMutual International Equity Fund

seeks a high total rate of return over time by investing primarily in foreign stocks.

•	MassMutual Overseas Fund

seeks growth of capital over the long-term by investing in both foreign and domestic stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 Standard & Poor’s®, S&P® and Standard & Poor’s 500® are registered trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s Corporation, a division of McGraw Hill Companies (“S&P”). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2003

–  1  –

–  2  –

Summary Information

MassMutual Institutional Funds provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 54.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of a predecessor separate investment account of MassMutual before those accounts became the Fund. In addition, where indicated, average annual total returns for Class A, Class L and Class Y shares of those Funds is based on the performance of Class S Shares, adjusted for class specific expenses, and average annual total returns for Class N shares of those Funds is based on the performance of Class A Shares, adjusted for class specific expenses.

For some Funds, in addition to actual Fund performance, additional performance information provided is based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflect the Sub-Adviser’s composite performance, adjusted for class specific expenses of the particular Fund. These Performance Charts do not show Fund performance.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any Shareholder Fees, a Fund’s Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  3  –

MassMutual Money Market Fund (Class N shares not currently available)

Investment Objective

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund’s Sub-Adviser, David L. Babson & Company Inc., judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that MassMutual judges to be of second highest quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 1.65% for the quarter ended December 31, 2000 and the lowest was 0.30% for the quarter ended December 31, 2002.

–  4  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S*		1.42%	4.47%	4.57%
Class Y+		1.33%	4.36%	4.40%
Class L+		1.19%	4.24%	4.38%
Class A+		0.92%	3.90%	3.94%
Class N+	-	0.38%	3.60%	3.64%
Salomon Smith Barney 3-Month Treasury Bill Index^		1.70%	4.30%	4.50%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that maybe paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest, while the Fund’s shares are not guaranteed.

The Fund’s 7-day yield on December 31, 2002 was 0.99%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.35%	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.45%	.55%	.70%	.95%	1.25%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 46	$144	$252	$ 566
Class Y	$ 56	$176	$307	$ 689
Class L	$ 72	$224	$389	$ 870
Class A	$ 97	$303	$525	$1,165
Class N	$231	$397	$686	$1,510

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$127	$397	$686	$1,510

–  5  –

MassMutual Short-Duration Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

The Fund may also invest in money market securities, including commercial paper. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund’s portfolio duration is intended to be three years or less. The Sub-Adviser, David L. Babson & Company Inc., may increase the portfolio’s duration when it believes longer-term investments offer higher yields. When the Sub-Adviser believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio’s duration may be decreased. Portfolio duration changes within the targeted zero to three year range are made by reinvesting cash flows and by selective trading.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 4.11% for the quarter ended June 30, 1995 and the lowest was -1.56% for the quarter ended March 31, 1994.

–  6  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	7.75%	6.00%	6.06%
Class Y+	7.73%	5.92%	5.91%
Class L+	7.47%	5.75%	5.84%
Class A+	7.19%	5.47%	5.45%
Class N+	5.89%	5.18%	5.16%
Lehman Brothers 1-3 Year Government Bond Index^	6.01%	6.51%	6.08%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes – Class S	7.75%	6.00%	6.56%
Return After Taxes on Distributions – Class S	6.02%	3.78%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.76%	3.70%	4.08%
Lehman Brothers 1-3 Year Government Bond Index^	6.01%	6.51%	6.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.40%	.40%	.40%	.40%	.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.14%	.19%	.34%	.34%	.39%
Total Annual Fund Operating Expenses(1)	.54%	.59%	.74%	.99%	1.29%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 55	$173	$302	$ 676
Class Y	$ 60	$189	$329	$ 737
Class L	$ 76	$237	$411	$ 917
Class A	$101	$315	$547	$1,212
Class N	$235	$409	$708	$1,555

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$132	$409	$708	$1,555

–  7  –

MassMutual Core Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund’s Sub-Adviser, David L. Babson & Company Inc., by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund’s share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund’s net assets may be restricted or illiquid at the time of purchase.

The Fund’s Sub-Adviser intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. “Duration” is described on page 6.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 6.58% for the quarter ended June 30, 1995 and the lowest was -3.49% for the quarter ended March 31, 1994.

–  8  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	8.71%	6.70%	7.09%
Class Y+	8.61%	6.61%	6.94%
Class L+	8.49%	6.47%	6.86%
Class A+	8.28%	6.21%	6.50%
Class N+	6.98%	5.90%	6.20%
Lehman Brothers Aggregate Bond Index^	10.25%	7.55%	7.51%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes – Class S	8.71%	6.70%	7.84%
Return After Taxes on Distributions – Class S	6.91%	4.43%	5.36%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.35%	4.25%	5.11%
Lehman Brothers Aggregate Bond Index^	10.25%	7.55%	8.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.16%	.31%	.31%	.36%
Total Annual Fund Operating Expenses(1)	.59%	.64%	.79%	1.04%	1.34%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$329	$ 737
Class Y	$ 65	$205	$357	$ 798
Class L	$ 81	$252	$439	$ 977
Class A	$106	$331	$574	$1,269
Class N	$240	$425	$734	$1,611

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$425	$734	$1,611

–  9  –

MassMutual Diversified Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers;

•	private placement bonds, including securities issued pursuant to Rule 144A; and

•	mortgage-backed and other asset-backed securities;

The Fund may also invest, to a lesser extent, in the following types of securities:

•	money market securities, including commercial paper;

•	U.S. Treasury futures and forward contracts;

•	interest rate and currency swaps; and

•	options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund’s Sub-Adviser, David L. Babson & Company Inc., will utilize its own proprietary credit rating system. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. “Duration” is described on page 6.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 3.83% for the quarter ended September 30, 2002 and the lowest was 0.20% for the quarter ended June 30, 2001.

–  10  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	8.41%	6.08%
Return After Taxes on Distributions – Class S	6.72%	3.80%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.17%	3.72%
Return Before Taxes – Class Y	8.30%	6.00%
Return Before Taxes – Class L	8.09%	5.84%
Return Before Taxes – Class A	7.78%	5.61%
Return Before Taxes – Class N+	6.48%	5.31%
Lehman Brothers Aggregate Bond Index^	10.25%	8.00%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.20%	.25%	.40%	.41%	.46%
Total Annual Fund Operating Expenses(1)	.70%	.75%	.90%	1.16%	1.46%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 72	$224	$389	$ 870
Class Y	$ 77	$240	$417	$ 929
Class L	$ 92	$287	$498	$1,106
Class A	$118	$369	$638	$1,407
Class N	$252	$462	$798	$1,744

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$149	$462	$798	$1,744

–  11  –

MassMutual Balanced Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

•	The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

•	The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson & Company Inc., about each segment’s potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 9.37% for the quarter ended December 31, 1998 and the lowest was -9.66% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	-11.47%	-1.46%	5.37%
Class Y+	-11.64%	-1.65%	5.16%
Class L+	-11.67%	-1.76%	5.05%
Class A+	-11.98%	-2.03%	4.73%
Class N+	-13.28%	-2.33%	4.43%
S&P 500® Index^	-22.09%	-0.58%	9.34%
Lipper Balanced Fund Index^^	-10.69%	2.16%	7.43%
Lehman Brothers Aggregate Bond Index^^^	10.25%	7.55%	7.51%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  12  –

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^ ^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^ ^ ^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes – Class S	-11.47%	-1.46%	5.15%
Return After Taxes on Distributions – Class S	-12.53%	-3.90%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-7.04%	-1.55%	3.64%
S&P 500® Index^	-22.09%	-0.58%	9.97%
Lipper Balanced Fund Index^^	-10.69%	2.16%	7.79%
Lehman Brothers Aggregate Bond Index^^^	10.25%	7.55%	8.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	.60%	.76%	.91%	1.16%	1.46%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 61	$192	$335	$ 749
Class Y	$ 78	$243	$422	$ 941
Class L	$ 93	$290	$504	$1,118
Class A	$118	$369	$638	$1,407
Class N	$252	$462	$798	$1,744

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$149	$462	$798	$1,744

–  13  –

MassMutual Core Value Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

David L. Babson & Company Inc. (“Babson”) applies a value strategy, which seeks superior total returns over the long term while minimizing risk levels. Stock selection is based on both fundamental analysis and quantitative models, taking into account company characteristics such as competitive advantages, management stability and financial strength, as well as stock valuation. Various attractive financial ratios are sought in the stocks Babson considers, including companies which have low share-price to company earnings (“PE”), price-to-book and other relevant ratios relative to their industry peer groups, historical valuations, or future prospects. Market sentiment can lead to short term stock mispricing and Babson seeks to capitalize on such opportunities where catalysts are present for significant price appreciation. Investments generally will be made in publicly traded stocks of companies with market capitalizations of greater than $2 billion and an established operating history.

Alliance Capital Management L.P. (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 16.49% for the quarter ended December 31, 1998 and the lowest was -18.31% for the quarter ended September 30, 2002.

–  14  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	-18.39%	-3.96%	6.64%
Class Y+	-18.46%	-4.08%	6.45%
Class L+	-18.61%	-4.19%	6.38%
Class A+	-18.76%	-4.47%	6.01%
Class N+	-20.06%	-4.77%	5.71%
S&P 500® Index^	-22.09%	-0.58%	9.34%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes –Class S	-18.39%	-3.96%	6.38%
Return After Taxes on Distributions – Class S	-18.64%	-6.57%	3.94%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-11.05%	-2.73%	5.35%
S&P 500® Index^	-22.09%	-0.58%	9.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.19%	.34%	.34%	.39%
Total Annual Fund Operating Expenses(1)	.59%	.69%	.84%	1.09%	1.39%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$329	$ 737
Class Y	$ 71	$221	$384	$ 858
Class L	$ 86	$268	$466	$1,036
Class A	$111	$347	$601	$1,327
Class N	$245	$440	$761	$1,666

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$142	$440	$761	$1,666

–  15  –

MassMutual Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 7.01% for the quarter ended December 31, 2002 and the lowest quarterly return was -20.11% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	-21.35%	-21.30%
Return After Taxes on
Distributions – Class S	-21.56%	-21.51%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-13.11%	-17.14%
Return Before Taxes – Class Y	-21.41%	-21.35%
Return Before Taxes – Class L	-21.40%	-21.35%
Return Before Taxes – Class A	-21.67%	-21.62%
Return Before Taxes – Class N+	-22.97%	-22.92%
S&P 500® Index^	-22.09%	-22.96%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  16  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%		.65%		.65%		.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.18%		.22%		.37%		.37%		.42%
Total Annual Fund Operating Expenses	.83%		.87%		1.02%		1.27%		1.57%

Expense Reimbursement(1)	(.03%	)	(.03%	)	(.03%	)	(.03%	)	(.03%	)
Net Fund Expenses(2)	80%		.84%		.99%		1.24%		1.54%

(1)	The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2004. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 82	$262	$458	$1,021
Class Y	$ 86	$275	$479	$1,068
Class L	$101	$322	$560	$1,243
Class A	$126	$400	$694	$1,529
Class N	$260	$493	$852	$1,862

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$493	$852	$1,862

Wellington Management

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 13.88% for the quarter ended December 31, 1998 and the lowest was -20.03% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares Wellington Management’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite
Class S*	-23.00%	2.78%	11.45%
Class Y*	-23.04%	2.74%	11.41%
Class L*	-23.19%	2.59%	11.26%
Class A*	-23.44%	2.33%	11.01%
Class N*	-24.74%	2.03%	10.70%
S&P 500® Index^	-22.09%	-0.58%	9.34%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  17  –

MassMutual Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios. The stocks of these companies are often called “value” stocks. FMR normally invests at least 80% of the Fund’s assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 7.70% for the quarter ended December 31, 2002 and the lowest quarterly return was -18.23% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	-16.83%	-13.75%
Return After Taxes on Distributions – Class S	-17.23%	-14.08%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-10.33%	-11.04%
Return Before Taxes – Class Y	-16.87%	-13.79%
Return Before Taxes – Class L	-16.97%	-13.89%
Return Before Taxes – Class A	-17.28%	-14.13%
Return Before Taxes – Class N+	-18.58%	-14.43%
Russell 1000® Value Index^	-15.52%	-12.04%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

–  18  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.85%	.90%	1.05%	1.30%	1.60%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 87	$271	$471	$1,048
Class Y	$ 92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$133	$412	$713	$1,565
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

FMR Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by FMR or an affiliate for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 15.06% for the quarter ended June 30, 1997 and the lowest was -17.91% for the quarter ended September 30, 2002.

FMR Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2002)

The table compares FMR’s or an affiliate’s investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year		Five Years	Since Inception (10/94)
FMR Composite
Class S*	-	16.54%	1.07%	10.31%
Class Y*	-	16.59%	1.02%	10.26%
Class L*	-	16.74%	0.87%	10.11%
Class A*	-	16.99%	0.61%	9.86%
Class N*	-	18.29%	0.31%	9.56%
Russell 1000® Value Index^	-	15.52%	1.16%	11.04%

* Performance shown is the composite of all portfolios managed by FMR or an affiliate with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

–  19  –

MassMutual Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of U.S. companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest to a limited extent in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 10.46% for the quarter ended December 31, 2001 and the lowest quarterly return was -13.42% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	-16.53%	-10.63%
Return After Taxes on Distributions – Class S	-16.79%	-10.87%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-10.15%	-8.44%
Return Before Taxes – Class Y	-16.52%	-10.68%
Return Before Taxes – Class L	-16.64%	-10.84%
Return Before Taxes – Class A	-16.86%	-11.06%
Return Before Taxes – Class N+	-18.16%	-11.36%
S&P 500® Index^	-22.09%	-15.96%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  20  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.19%	.35%	.34%	.39%
Total Annual Fund Operating Expenses(1)	.75%	.84%	1.00%	1.24%	1.54%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 77	$240	$417	$ 929
Class Y	$ 86	$268	$466	$1,036
Class L	$102	$317	$550	$1,217
Class A	$126	$394	$681	$1,498
Class N	$260	$487	$840	$1,832

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$487	$840	$1,832

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended December 31, 1998 and the lowest was -14.48% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares Davis’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite
Class S*	-17.15%	1.88%	11.52%
Class Y*	-17.24%	1.79%	11.43%
Class L*	-17.40%	1.64%	11.28%
Class A*	-17.64%	1.39%	11.03%
Class N*	-18.94%	1.08%	10.72%
S&P 500® Index^	-22.09%	-0.58%	9.34%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  21  –

MassMutual Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500® Index. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500® Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, Inc., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 126). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500® Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500® Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk,
Non-Diversification Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 21.23% for the quarter ended December 31, 1998 and the lowest was -17.29% for the quarter ended September 30, 2002.

–  22  –

Average Annual Total Returns*

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Since Inception (5/01)
Class Z	-22.23%	N/A	-17.80%
			(7/93)
Class S	-22.41%	-1.02%	8.78%
Class Y+	-22.47%	-1.10%	8.64%
Class L+	-22.53%	-1.19%	8.60%
Class A+	-22.74%	-1.49%	8.22%
Class N+	-24.04%	-1.79%	7.91%
S&P 500® Index^	-22.09%	-0.58%	9.31%

* The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested (which includes, for the period from July 2, 1993 through May 25, 1994, the performance of its predecessor) adjusted to reflect the Fund’s current fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to March 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Since Inception (3/1/98)
Return Before Taxes – Class S	-22.41%	-2.66%
Return After Taxes on Distributions – Class S	-22.76%	-3.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-13.76%	-2.20%
S&P 500® Index^	-22.09%	-2.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class Z	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.10%	.32%	.35%	.50%	.50%	.55%
Total Annual Fund Operating Expenses(1)	.20%	.42%	.45%	.60%	.85%	1.15%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$ 20	$ 64	$113	$ 255
Class S	$ 43	$135	$235	$ 529
Class Y	$ 46	$144	$252	$ 566
Class L	$ 61	$192	$335	$ 749
Class A	$ 87	$271	$471	$1,048
Class N	$221	$366	$633	$1,396

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$366	$633	$1,396

–  23  –

MassMutual Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of assets in blue chip companies. The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), normally invests the Fund’s assets primarily in common stocks of well-known and established companies. Blue chip companies include companies whose stock is included in the Standard & Poor’s 500SM (S&P 500®) or the Dow Jones Industrial Average, and companies with market capitalizations of at least $1 billion if not included in either index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment.

FMR invests the Fund’s assets in companies that FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 6.86% for the quarter ended December 31, 2002 and the lowest quarterly return was -16.12% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (6/1/01)
Return Before Taxes – Class S	-25.43%	-21.69%
Return After Taxes on Distributions – Class S	-25.46%	-21.70%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-15.62%	-17.10%
Return Before Taxes – Class Y	-25.56%	-21.77%
Return Before Taxes – Class L	-25.63%	-21.87%
Return Before Taxes – Class A	-25.91%	-22.16%
Return Before Taxes – Class N+	-27.21%	-22.46%
S&P 500® Index^	-22.09%	-18.89%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  24  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)					.
Management Fees	.70%	.70%	.70%	.70%	70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.31%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	.88%	1.01%	1.13%	1.38%	1.68%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 90	$281	$487	$1,083
Class Y	$103	$322	$558	$1,234
Class L	$115	$359	$622	$1,372
Class A	$141	$437	$755	$1,655
Class N	$274	$530	$913	$1,984

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$530	$913	$1,984

FMR Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by FMR for an account with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 23.35% for the quarter ended December 31, 1998 and the lowest was -18.41% for the quarter ended September 30, 2001.

FMR Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2002)

The table compares FMR’s investment results for an account with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
FMR Composite
Class S*	-25.32%	-1.37%	9.16%
Class Y*	-25.45%	-1.50%	9.03%
Class L*	-25.57%	-1.62%	8.90%
Class A*	-25.82%	-1.88%	8.65%
Class N*	-27.12%	-2.19%	8.34%
S&P 500® Index^	-22.09%	-0.58%	9.34%

* Performance shown is from a mutual fund managed by FMR with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The performance is of the Fidelity Blue Chip Growth Fund which is registered under the Investment Company Act of 1940. The quoted performance does not represent the historical performance of the MassMutual Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  25  –

MassMutual Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Alliance Capital Management L.P. (“Alliance Capital”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

Alliance Capital’s investment strategy focuses on a relatively small number of intensively researched companies. Alliance Capital selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, Alliance Capital invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. Alliance Capital will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 4.47% for the quarter ended December 31, 2002 and the lowest quarterly return was -17.39% for the quarter ended June 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	-29.90%	-29.83%
Return After Taxes on Distributions – Class S	-29.90%	-29.83%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-18.36%	-23.86%
Return Before Taxes – Class Y	-30.00%	-29.93%
Return Before Taxes – Class L	-30.10%	-30.03%
Return Before Taxes – Class A	-30.30%	-30.23%
Return Before Taxes – Class N+	-31.60%	-31.53%
S&P 500® Index^	-22.09%	-22.96%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  26  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%		.65%		.65%		.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.31%		.35%		.50%		.50%		.55%
Total Annual Fund Operating Expenses	.96%		1.00%		1.15%		1.40%		1.70%

Expense Reimbursement(1)	(.12%	)	(.12%	)	(.12%	)	(.12%	)	(.12%	)
Net Fund Expenses(2)	.84%		.88%		1.03%		1.28%		1.58%

(1)	The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2004. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 86	$294	$519	$1,166
Class Y	$ 90	$307	$541	$1,212
Class L	$105	$354	$621	$1,385
Class A	$131	$432	$754	$1,667
Class N	$264	$525	$912	$1,996

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$161	$525	$912	$1,996

Alliance Capital Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Alliance Capital for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 30.94% for the quarter ended December 31, 1998 and the lowest was -17.53% for the quarter ended September 30, 2001.

Alliance Capital Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares Alliance Capital’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Alliance Capital Composite
Class S*	-30.70%	-1.33%	8.74%
Class Y*	-30.74%	-1.38%	8.70%
Class L*	-30.89%	-1.53%	8.54%
Class A*	-31.14%	-1.79%	8.28%
Class N*	-32.44%	-2.11%	7.97%
S&P 500® Index^	-22.09%	-0.58%	9.34%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by Alliance Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  27  –

MassMutual Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer prospects for long-term growth.

The Sub-Adviser uses a bottom-up, as opposed to a top-down, investment style, which means that securities are selected based upon a fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and the Sub-Adviser’s group of equity research analysts.

The Fund may invest up to 35% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 14.73% for the quarter ended December 31, 2001 and the lowest quarterly return was -21.36% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	-27.68%	-10.59%
Return After Taxes on Distributions – Class S	-27.68%	-11.32%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-17.00%	-8.35%
Return Before Taxes – Class Y	-27.75%	-10.67%
Return Before Taxes – Class L	-27.81%	-10.75%
Return Before Taxes – Class A	-28.01%	-10.98%
Return Before Taxes – Class N+	-29.31%	-11.28%
S&P 500® Index^	-22.09%	-9.53%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  28  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%	.68%	.68%	.68%	.68%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.18%	.33%	.33%	.38%
Total Annual Fund Operating Expenses(1)	.80%	.86%	1.01%	1.26%	1.56%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 82	$255	$444	$ 989
Class Y	$ 88	$274	$477	$1,059
Class L	$103	$322	$558	$1,234
Class A	$128	$400	$692	$1,520
Class N	$262	$493	$850	$1,854

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$159	$493	$850	$1,854

MFS Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 28.32% for the quarter ended December 31, 1999 and the lowest was -22.35% for the quarter ended September 30, 2001.

MFS Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2002)

The table compares MFS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MFS Composite
Class S*	-28.76%	-0.54%	9.31%
Class Y*	-28.82%	-0.60%	9.25%
Class L*	-28.97%	-0.76%	9.09%
Class A*	-29.22%	-1.02%	8.83%
Class N*	-30.52%	-1.33%	8.52%
S&P 500® Index^	-22.09%	-0.58%	9.34%

* MFS Similar Account performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Composite Fund, which is also registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

–  29  –

MassMutual Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in equity securities selected for their growth potential. This Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund’s Sub-Adviser, Janus Capital Management LLC (“Janus”), generally uses a “bottom up” approach to identify companies whose growth potential has not been recognized by the market at large. Companies are considered one at a time, regardless of size, country of organization, place of business activity or other similar criteria. Current income is not an objective of the Fund, and any income realized will be incidental to the Fund’s investment objective.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 56.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.09% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.25% for the quarter ended March 31, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	-27.82%	-30.03%
Return After Taxes on Distributions – Class S	-27.82%	-30.06%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-17.08%	-22.39%
Return Before Taxes – Class Y	-27.87%	-30.10%
Return Before Taxes – Class L	-28.06%	-30.18%
Return Before Taxes – Class A	-28.03%	-30.33%
Return Before Taxes – Class N+	-29.33%	-30.63%
S&P 500® Index^	-22.09%	-15.96%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  30  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%	.73%	.73%	.73%	.73%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.14%	.24%	.39%	.39%	.44%
Total Annual Fund
Operating Expenses(1)	.87%	.97%	1.12%	1.37%	1.67%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$89	$278	$482	$1,071
Class Y	$99	$309	$536	$1,188
Class L	$114	$356	$617	$1,361
Class A	$140	$434	$750	$1,644
Class N	$273	$527	$908	$1,973

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$527	$908	$1,973

Janus Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Janus for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 51.54% for the quarter ended December 31, 1999 and the lowest was –26.27% for the quarter ended March 31, 2001.

Janus Average Annual Total Returns for  Similar Accounts*

(for the periods ended December 31, 2002)

The table compares Janus’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/96)
Janus Composite
Class S*	-28.06%	3.83%	9.33%
Class Y*	-28.16%	3.72%	9.22%
Class L*	-28.31%	3.55%	9.06%
Class A*	-28.56%	3.28%	8.79%
Class N*	-29.86%	2.95%	8.47%
S&P 500® Index^	-22.09%	-0.58%	6.87%

* Performance shown is the composite of all portfolios managed by Janus with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Janus’ composite includes the Janus Olympus Fund which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  31  –

MassMutual OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, Inc., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 126). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 34.75% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.33% for the quarter ended September 30, 2001.

–  32  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	-37.71%	-39.96%
Return After Taxes on Distributions – Class S	-37.71%	-39.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-23.16%	-28.72%
Return Before Taxes – Class Y	-37.96%	-40.04%
Return Before Taxes – Class L	-38.05%	-40.13%
Return Before Taxes – Class A	-37.99%	-40.22%
Return Before Taxes – Class N+	-39.29%	-40.52%
NASDAQ 100 Index®^	-37.58%	-39.58%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%	.15%	.15%	.15%	.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.53%	.63%	.78%	.78%	.83%
Total Annual Fund Operating Expenses(1)	.68%	.78%	.93%	1.18%	1.48%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$69	$218	$379	$846
Class Y	$80	$249	$433	$965
Class L	$95	$296	$515	$1,141
Class A	$120	$375	$649	$1,430
Class N	$254	$468	$808	$1,766

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$151	$468	$808	$1,766

–  33  –

MassMutual Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 56.

The Fund’s Sub-Adviser, Harris Associates L.P. (“Harris”), seeks out companies that it believes are trading at significant discounts to their underlying value. The manager utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations between $1-$10 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

The Sub-Adviser intends to invest primarily in U.S. companies, but the Fund may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.10% for the quarter ended December 31, 2001 and the lowest quarterly return was –14.23% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	-9.76%	8.94%
Return After Taxes on Distributions – Class S	-9.97%	8.40%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-5.91%	7.05%
Return Before Taxes – Class Y	-9.85%	8.83%
Return Before Taxes – Class L	-10.00%	8.66%
Return Before Taxes – Class A	-10.18%	8.42%
Return Before Taxes – Class N+	-11.48%	8.12%
Russell 2500 Index^	-17.80%	-6.63%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  34  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses(1)	.80%	.90%	1.05%	1.30%	1.60%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$989
Class Y	$92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$133	$412	$713	$1,565
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

Harris Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Harris for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 22.72% for the quarter ended December 31, 1998 and the lowest was -18.24% for the quarter ended September 30, 2002.

Harris Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2002)

The table compares Harris’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class S*	-15.21%	10.54%	15.08%
Class Y*	-15.31%	10.44%	14.98%
Class L*	-15.46%	10.28%	14.83%
Class A*	-15.71%	10.03%	14.58%
Class N*	-17.01%	9.73%	14.27%
Russell 2500 Index^	-17.80%	1.57%	9.29%

* Performance shown is a composite of all portfolios managed by Harris with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  35  –

MassMutual Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its assets in publicly traded stocks of small U.S. companies with market capitalizations, at the time of purchase, that fall within or below the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2003, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $3 million and $2.2 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 9.20% for the quarter ended March 31, 2002 and the lowest quarterly return was -19.75% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	-12.92%	-12.88%
Return After Taxes on Distributions – Class S	-13.06%	-13.03%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-7.93%	-10.38%
Return Before Taxes – Class Y	-12.92%	-12.89%
Return Before Taxes – Class L	-13.10%	-13.07%
Return Before Taxes – Class A	-13.27%	-13.24%
Return Before Taxes – Class N+	-14.57%	-13.54%
Russell 2000 Index^	-20.48%	-21.30%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  36  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%		.85%		.85%		.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.35%		.39%		.53%		.54%		.59%
Total Annual Fund Operating Expenses	1.20%		1.24%		1.38%		1.64%		1.94%

Expense Reimbursement(1)	(.15%	)	(.15%	)	(.14%	)	(.15%	)	(.15%	)
Net Fund Expenses(2)	1.05%		1.09%		1.24%		1.49%		1.79%

(1)	The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2004. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$366	$645	$1,439
Class Y	$111	$379	$666	$1,484
Class L	$126	$423	$742	$1,642
Class A	$152	$503	$878	$1,928
Class N	$285	$595	$1,033	$2,248

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$595	$1,033	$2,248

Clover and T. Rowe Price Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.50% 2Q 1999	-22.35% 3Q 2002
T. Rowe Price Composite	19.85% 2Q 1999	-19.82% 3Q 1998

Clover and T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
Clover Composite			(3/96)
Class S*	-21.22%	7.81%	10.97%
Class Y*	-21.26%	7.77%	10.93%
Class L*	-21.41%	7.62%	10.77%
Class A*	-21.66%	7.36%	10.51%
Class N*	-22.96%	7.06%	10.20%
Russell 2000 Index^	-20.48%	-1.36%	3.83%
T. Rowe Composite			(4/97)
Class S*	-5.10%	4.49%	9.51%
Class Y*	-5.14%	4.45%	9.47%
Class L*	-5.29%	4.29%	9.31%
Class A*	-5.54%	4.04%	9.04%
Class N*	-6.84%	3.74%	8.73%
Russell 2000 Index^	-20.48%	-1.36%	3.30%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The T. Rowe Price composite represents the performance of a single, separately-managed private account. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  37  –

MassMutual Small Cap Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2003, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $3 million and $2.2 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson & Company Inc., will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 18.72% for the quarter ended June 30, 1997 and the lowest was –18.98% for the quarter ended September 30, 1998.

–  38  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	-12.80%	-1.21%	7.50%
Class Y+	-12.93%	-1.35%	7.32%
Class L+	-13.07%	-1.47%	7.23%
Class A+	-13.30%	-1.75%	6.87%
Class N+	-14.60%	-2.05%	6.56%
Russell 2000 Index^	-20.48%	-1.36%	7.16%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year		Five Years		Since Inception (10/3/94)
Return Before Taxes – Class S	-	12.80%	-	1.21%	7.68%
Return After Taxes on Distributions – Class S	-	14.20%	-	3.22%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		-6.72%	-	1.31%	5.88%
Russell 2000 Index^	-	20.48%	-	1.36%	6.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.58%	.58%	.58%	.58%	.58%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses(1)	.69%	.79%	.94%	1.19%	1.49%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$71	$221	$384	$858
Class Y	$81	$252	$439	$977
Class L	$96	$300	$520	$1,153
Class A	$121	$378	$654	$1,441
Class N	$255	$471	$813	$1,777

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$152	$471	$813	$1,777

–  39  –

MassMutual Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in stocks of companies with market capitalizations, at the time of purchase, between $2 billion and $10 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 17.81% for the quarter ended December 31, 2001 and the lowest was -27.38% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	-27.93%	-10.80%
Return After Taxes on Distributions – Class S	-27.93%	-11.71%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-17.15%	-8.48%
Return Before Taxes – Class Y	-27.97%	-10.86%
Return Before Taxes – Class L	-28.03%	-10.95%
Return Before Taxes – Class A	-28.24%	-11.19%
Return Before Taxes – Class N+	-29.54%	-11.49%
Russell 2500 Index^	-17.80%	1.02%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  40  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.83%	.90%	1.05%	1.30%	1.60%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$85	$265	$460	$1,024
Class Y	$92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$133	$412	$713	$1,565
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

Navellier Prior Performance for  Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 46.15% for the quarter ended December 31, 1999 and the lowest was -20.81% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares Navellier’s investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year		Five Years	Since Inception (1/97)
Navellier Similar Accounts
Class S*	-	22.19%	9.27%	12.18%
Class Y*	-	22.26%	9.20%	12.10%
Class L*	-	22.41%	9.04%	11.94%
Class A*	-	22.66%	8.77%	11.68%
Class N*	-	23.96%	8.45%	11.36%
Russell 2500 Index^	-	17.80%	1.57%	5.06%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Mid Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  41  –

MassMutual Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of March 31, 2003, between $162 million and $14.2 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

As Sub-Adviser to the Fund, T. Rowe Price typically favors companies that:

•	have proven products or services;

•	have a record of above-average earnings growth;

•	have demonstrated potential to sustain earnings growth;

•	operate in industries experiencing increasing demand; or

•	have stock prices that appear to undervalue their growth prospects.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.91% for the quarter ended December 31, 2001 and the lowest quarterly return was -18.86% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (6/1/00)
Return Before Taxes – Class S	-21.04%	-7.30%
Return After Taxes on Distributions – Class S	-21.04%	-7.30%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-12.92%	-5.77%
Return Before Taxes – Class Y	-21.06%	-7.34%
Return Before Taxes – Class L	-21.22%	-7.52%
Return Before Taxes – Class A	-21.39%	-7.74%
Return Before Taxes – Class N+	-22.69%	-8.04%
S&P MidCap 400 Index^	-14.52%	-2.78%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  42  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.23%	.36%	.36%	.41%
Total Annual Fund Operating Expenses(1)	.87%	.98%	1.11%	1.36%	1.66%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$276	$480	$1,067
Class Y	$100	$312	$541	$1,200
Class L	$113	$352	$610	$1,346
Class A	$139	$431	$745	$1,632
Class N	$272	$524	$902	$1,962

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$169	$524	$902	$1,962

T. Rowe Price

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for an account with an investment objective similar to that of the Fund.

During the periods shown above, the highest quarterly return was 26.80% for the quarter ended December 31, 1998 and the lowest was -18.88% for the quarter ended September 30, 2002.

T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares T. Rowe Price’s investment results for an account with an investment objective similar to that of the Fund and the Fund’s returns since inception, to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price
Mutual Fund
Class S*	-21.20%	4.85%	12.85%
Class Y*	-21.31%	4.76%	12.75%
Class L*	-21.44%	4.61%	12.60%
Class A*	-21.69%	4.36%	12.35%
Class N*	-22.99%	4.05%	12.05%
S&P MidCap 400 Index^	-14.52%	6.41%	11.95%

* Performance shown is from a mutual fund managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The performance is of the T. Rowe Price Mid-Cap Growth Fund which is registered under the Investment Company Act of 1940. The mutual fund performance does not represent the historical performance of the MassMutual Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P Mid Cap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  43  –

MassMutual Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index—as of March 31, 2003, between $3 million and $2.3 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is not required to invest in dividend paying stocks, since current income is not an objective of the Fund. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

The investment approach employed by Wellington Management Company, LLP (“Wellington Management”) emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies.

Companies whose stocks are purchased for the Fund generally share several common characteristics:

•	financial strength;

•	top market share and significant insider ownership;

•	a high level of focus on core businesses and the ability to be flexible and quick to market with products and services;

•	favorable industry dynamics; and

•	significant potential appreciation over a three year time horizon.

Companies are generally sold from the Fund when:

•	target prices are reached, and detailed evaluation suggests that future upside potential is limited;

•	company fundamentals are no longer attractive; and

•	superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated three year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 22.76% for the quarter ended December 31, 2001 and the lowest was -24.73% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (5/3/99)
Return Before Taxes – Class S	-	25.25%	-	2.13%
Return After Taxes on Distributions – Class S	-	25.25%	-	2.52%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-	15.50%	-	1.80%
Return Before Taxes – Class Y	-	25.40%	-	2.29%
Return Before Taxes – Class L	-	25.49%	-	2.42%
Return Before Taxes – Class A	-	25.70%	-	2.66%
Return Before Taxes – Class N+	-	27.00%	-	2.96%
Russell 2000 Index^	-	20.48%	-	1.96%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%	.82%	.82%	.82%	.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.29%	.44%	.44%	.49%
Total Annual Fund Operating Expenses(1)	.97%	1.11%	1.26%	1.51%	1.81%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,188
Class Y	$113	$353	$611	$1,349
Class L	$128	$400	$691	$1,520
Class A	$154	$477	$824	$1,798
Class N	$287	$570	$980	$2,123

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$184	$570	$980	$2,123

Wellington Management and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser and how they have differed.

	Highest Quarter	Lowest Quarter
Wellington Management Composite	35.20%, 4Q 1999	-22.18%, 3Q 2001
Waddell & Reed Composite	44.12%, 4Q 1999	-22.21%, 3Q 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Since Inception (3/94)
Wellington Management Composite
Class S*	-	26.33%	8.96%	11.33%
Class Y*	-	26.47%	8.82%	11.20%
Class L*	-	26.62%	8.67%	11.05%
Class A*	-	26.87%	8.41%	10.79%
Class N*	-	28.17%	8.10%	10.49%
Russell 2000 Index^	-	20.48%	-1.36%	5.71%
Waddell & Reed Composite				Ten Years
Class S*	-	23.44%	15.55%	17.63%
Class Y*	-	23.58%	15.41%	17.49%
Class L*	-	23.73%	15.25%	17.33%
Class A*	-	23.98%	14.98%	17.07%
Class N*	-	25.28%	14.67%	16.76%
Russell 2000 Index^	-	20.48%	-1.36%	7.16%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Waddell & Reed’s composite includes the return for the portion of the Fund’s portfolio which it manages. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-sub-adviser of the Fund on December 3, 2001. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  45  –

MassMutual Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2003, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $3 million and $2.2 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The Fund is not required to invest in dividend paying stocks, since current income is not an objective of the Fund.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Allied Investment Advisors, Inc. (“Allied”) invests primarily in securities of smaller companies that are in the early stages of development and which Allied believes have the potential to achieve substantial long-term earnings growth. In selecting investments for the portfolio, Allied purchases securities of small-cap U.S. companies with strong earnings growth potential. Allied may also purchase stocks of companies that are experiencing unusual, non-repetitive “special” situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not, in Allied’s opinion, fully reflected in a stock’s price. Allied may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 4.46% for the quarter ended December 31, 2002 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	-29.70%	-29.63%
Return After Taxes on Distributions – Class S	-29.70%	-29.63%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-18.24%	-23.70%
Return Before Taxes – Class Y	-29.80%	-29.73%
Return Before Taxes – Class L	-29.90%	-29.83%
Return Before Taxes – Class A	-30.10%	-30.03%
Return Before Taxes – Class N+	-31.40%	-31.33%
Russell 2000 Index^	-20.48%	-21.30%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  46  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%		.85%		.85%		.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.54%		.58%		.73%		.73%		.78%
Total Annual Fund Operating Expenses	1.39%		1.43%		1.58%		1.83%		2.13%

Expense Reimbursement(1)	(.34%	)	(.34%	)	(.34%	)	(.34%	)	(.34%	)
Net Fund Expenses(2)	1.05%		1.09%		1.24%		1.49%		1.79%

(1)	The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2004. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$407	$728	$1,636
Class Y	$112	$419	$749	$1,681
Class L	$127	$466	$828	$1,846
Class A	$152	$543	$959	$2,116
Class N	$285	$635	$1,113	$2,431

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$635	$1,113	$2,431

Mazama and Allied Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.59% 4Q 2001	-34.82% 3Q 2001
Allied Composite	82.53% 4Q 1999	-23.69% 3Q 2002

Mazama and Allied Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
Mazama Composite			(4/93)
Class S*	-38.70%	0.25%	9.31%
Class Y*	-38.74%	0.20%	9.26%
Class L*	-38.89%	0.05%	9.11%
Class A*	-39.14%	-0.21%	8.85%
Class N*	-40.44%	-0.53%	8.53%
Russell 2000 Index^	-20.48%	-1.36%	6.89%
Allied Composite			(8/95)
Class S*	-28.32%	13.58%	13.41%
Class Y*	-28.36%	13.54%	13.37%
Class L*	-28.51%	13.38%	13.21%
Class A*	-28.76%	13.11%	12.94%
Class N*	-30.06%	12.78%	12.62%
Russell 2000 Index^	-20.48%	-1.36%	4.77%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  47  –

MassMutual Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 80% of its assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund may invest in both domestic and foreign securities. Although the Fund may invest in companies of any size, under current market conditions at the date of this prospectus, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management, L.P. (“RS”), the Fund’s Sub-Adviser, considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 30.30% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.49% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	-41.79%	-31.92%
Return After Taxes on Distributions – Class S	-41.79%	-31.92%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-25.66%	-23.65%
Return Before Taxes – Class Y	-41.95%	-32.00%
Return Before Taxes – Class L	-42.09%	-32.14%
Return Before Taxes – Class A	-42.23%	-32.28%
Return Before Taxes – Class N+	-43.53%	-32.58%
Russell 2000 Index^	-20.48%	-8.67%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  48  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	.79%	.79%	.79%	.79%	.79%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.17%	.27%	.42%	.42%	.47%
Total Annual Fund Operating Expenses(1)	.96%	1.06%	1.21%	1.46%	1.76%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$306	$531	$1,176
Class Y	$108	$337	$585	$1,292
Class L	$123	$384	$665	$1,463
Class A	$149	$462	$797	$1,743
Class N	$282	$555	$954	$2,070

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$179	$555	$954	$2,070

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 74.72% for the quarter ended December 31, 1999 and the lowest was -30.93% for the quarter ended September 30, 2001.

RS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares RS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
RS Composite
Class S*	-40.78%		3.88%	9.70%
Class Y*	-40.88%		3.76%	9.59%
Class L*	-41.03%		3.59%	9.43%
Class A*	-41.28%		3.31%	9.16%
Class N*	-42.58%		2.96%	8.84%
Russell 2000 Index^	-20.48%	-	1.36%	7.16%

* Performance shown is a composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. RS’ composite includes performance of the RS Emerging Growth Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  49  –

MassMutual International Equity Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

•	Capital Market Development;

•	Telecommunications/Media;

•	Efficiency Enhancing Technologies and Services;

•	Healthcare and Biotechnology;

•	Infrastructure Spending;

•	Emerging Consumer Markets;

•	Corporate Restructuring; and

•	Natural Resources.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 39.47% for the quarter ended December 31, 1999 and the lowest was –29.46% for the quarter ended September 30, 2002.

–  50  –

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years		Ten Years
Class S*	-	29.82%	-	4.34%	5.79%
Class Y+	-	29.82%	-	4.41%	5.64%
Class L+	-	29.89%	-	4.56%	5.57%
Class A+	-	30.11%	-	4.80%	5.20%
Class N+	-	31.41%	-	5.10%	4.89%
MSCI EAFE^	-	15.94%	-	2.89%	4.00%

*Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year		Five Years		Since Inception (10/3/94)
Return Before Taxes – Class S	-	29.82%	-	4.34%		0.85%
Return After Taxes on Distributions – Class S	-	30.00%	-	6.54%	-	0.82%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-	18.19%	-	3.32%		0.68%
MSCI EAFE^	-	15.94%	-	2.89%	-	0.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.25%	.27%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(1)	1.10%	1.12%	1.28%	1.53%	1.83%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$112	$350	$606	$1,338
Class Y	$114	$356	$617	$1,361
Class L	$130	$406	$702	$1,542
Class A	$156	$484	$834	$1,820
Class N	$289	$576	$990	$2,144

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$186	$576	$990	$2,144

–  51  –

MassMutual Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, American Century Investment Management, Inc. (“American Century”) and Harris Associates L.P. (“Harris”), each focus on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

American Century uses a growth investment strategy it developed to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the Fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

•	Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

The managers use a bottom-up approach to select stocks to buy for the Fund. This means that they make their investment decisions based on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. In addition to locating strong companies with earnings and revenue growth, the Fund managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 54.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 7.71% for the quarter ended December 31, 2002 and the lowest quarterly return was -21.22% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2002)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	-12.23%	-16.49%
Return After Taxes on Distributions – Class S	-12.22%	-16.49%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-7.42%	-13.00%
Return Before Taxes – Class Y	-12.34%	-16.55%
Return Before Taxes – Class L	-12.44%	-16.67%
Return Before Taxes – Class A	-12.66%	-16.85%
Return Before Taxes – Class N+	-13.96%	-17.15%
MSCI EAFE^	-15.94%	-18.20%

+ Performance for Class N shares of the Fund is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses and cannot be purchased directly by investors.

–  52  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.68%		.73%		.88%		.88%		.93%
Total Annual Fund Operating Expenses	1.68%		1.73%		1.88%		2.13%		2.43%

Expense Reimbursement(1)	(.48%	)	(.48%	)	(.48%	)	(.48%	)	(.48%	)
Net Fund Expenses(2)	1.20%		1.25%		1.40%		1.65%		1.95%

(1)	The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2004. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$122	$483	$867	$1,943
Class Y	$127	$498	$893	$1,997
Class L	$143	$544	$971	$2,157
Class A	$168	$621	$1,100	$2,419
Class N	$301	$712	$1,253	$2,724

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$198	$712	$1,253	$2,724

Harris and American Century Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	21.02%, 2Q 1999	-22.99%, 3Q 2002
American Century Composite	48.34%, 4Q 1999	-19.74%, 3Q 2002

Harris and American Century Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2002)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
Harris Composite
Class S*	-8.27%		5.19%	10.07%
Class Y*	-8.32%		5.14%	10.02%
Class L*	-8.47%		4.99%	9.87%
Class A*	-8.72%		4.74%	9.62%
Class N*	-10.02%		4.44%	9.31%
MSCI EAFE^	-15.94%	-	2.89%	4.00%
American Century Composite
Class S*	-19.55%	-	0.50%	7.67%
Class Y*	-19.60%	-	0.55%	7.61%
Class L*	-19.75%	-	0.71%	7.46%
Class A*	-20.00%	-	0.97%	7.20%
Class N*	-21.30%	-	1.28%	6.89%
MSCI EAFE^	-15.94%	-	2.89%	4.00%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Overseas Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Overseas Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses and cannot be purchased directly by investors.

–  53  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Money Market/Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Balanced Fund’s Core Bond Segment and the Diversified Bond Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is defined on page 6 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Core Equity Segment of the Balanced Fund, the Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•

Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Money Market Fund, the Core Bond Fund, the Diversified Bond Fund and the Money Market Segment and the Core Bond Segment of

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

–  54  –

the Balanced Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

Certain types of investments may have a greater effect on a Fund’s performance. Investments by the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund in initial public offerings (“IPOs”) may have a significant impact on each Fund’s returns during its start up period. However, the impact of IPOs would not be expected to be as great as each Fund’s assets grow.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Short-Duration Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund to the extent that these Funds invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk. Accordingly, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose

–  55  –

value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s investment Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The Indexed Equity Fund and the OTC 100 Fund also are considered non-diversified funds. They attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Funds buy.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and

–  56  –

capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Value Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the International Equity Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the International Equity Fund have significant growth company risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Focused Value Fund and the Small Company Value Fund generally have the greatest exposure to this risk.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Leveraging Risk

Money Market Fund	X	X	X				X								X

Short-Duration Bond Fund	X	X	X		X		X								X

Core Bond Fund	X	X	X		X	X	X		X	X	X				X

Diversified Bond Fund	X	X	X		X	X	X		X	X	X				X

Balanced Fund	X	X	X		X	X	X		X	X	X				X

Core Value Equity Fund	X	X	X				X		X					X	X

Fundamental Value Fund	X	X	X			X	X		X					X	X

Large Cap Value Fund	X	X	X				X							X	X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X	X

Indexed Equity Fund	X	X		X			X	X	X		X		X		X

Blue Chip Growth Fund	X	X	X			X	X		X	X	X		X		X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X		X

Growth Equity Fund	X	X	X				X		X		X		X		X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X		X

OTC 100 Fund	X	X	X	X		X	X	X				X	X		X

Focused Value Fund	X	X	X			X	X	X	X			X		X	X

Small Company Value Fund	X	X	X			X	X		X		X	X		X	X

Small Cap Equity Fund	X	X	X			X	X		X		X	X			X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X		X

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X		X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X		X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X		X

International Equity Fund	X	X	X			X	X		X	X	X				X

Overseas Fund	X	X	X			X	X		X	X	X				X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2002, MassMutual, together with its subsidiaries, had assets in excess of $84 billion and assets under management in excess of $240 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 2002, MassMutual was paid an investment management fee based on a percentage of its average daily net assets as follows: .35% for the Money Market Fund; .40% for the Short-Duration Bond Fund; .48% for the Core Bond Fund; .50% for the Diversified Bond Fund; .48% for the Balanced Fund; .50% for the Core Value Equity Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .85% for the Small Company Value Fund; .58% for the Small Cap Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .85% for the International Equity Fund; and 1.00% for the Overseas Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. In 2002, the fee ranges for each share class of the Funds were .0443% to .3744% for Class S shares; .0943% to .4744% for Class Y shares; .2443% to .6244% for Class L and Class A shares; and .2943% to .6744% for Class N shares.

David L. Babson & Company Inc. (“Babson”), a MassMutual majority-owned and controlled subsidiary, located at 1295 State Street, Springfield, Massachusetts 01111 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Small Cap Equity Fund and a portion of the portfolio of the Core Value Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and had assets under management as of December 31, 2002 of more than $73 billion.

Mary Wilson Kibbe

is principally responsible for the day-to-day management of the Money Market Fund, the Core Bond Fund, the Money Market and Core Bond Segments of the Balanced Fund and the Diversified Bond Fund. She has managed these Funds since their inception. Ms. Kibbe, a Managing Director of Babson, has over 27 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

Stephen F. Libera

assists Ms. Kibbe in the day-to-day management of the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 29 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

Ronald Desautels

is principally responsible for the day-to-day management of the Short-Duration Bond Fund. He has managed the Fund since its inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 26 years of investment experience and has been associated with MassMutual since 1989.

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Anthony M. Maramarco

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 20 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm’s Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

Michael P. Stack

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 16 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm’s Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

Michael Farrell

is primarily responsible for managing the portfolio of the Core Equity Segment of the Balanced Fund and a portion of the Core Value Equity Fund. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 15 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of Babson professionals.

Paul S. Szczygiel

has been principally responsible for the day-to-day management of the Small Cap Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by Babson with investment objectives similar to that of the Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 19 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of Babson investment professionals.

Robert K. Baumbach

assists Mr. Szczygiel in the day-to-day management of the Small Cap Equity Fund. Mr. Baumbach is a Chartered Financial Analyst with over 18 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments.

OppenheimerFunds, Inc. (“OFI”), located at 498 Seventh Avenue, New York, New York 10018, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2002, OFI managed assets of more than $120 billion.

George Evans

Primarily responsible for the day-to-day management of the International Equity Fund, Mr. Evans has managed the Fund since its inception. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

William L. Wilby

Other members of OFI’s Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages another fund for OFI.

Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105, manages a portion of the portfolio of the Core Value Equity Fund and manages the investments of the Large Cap Growth Fund. Alliance Capital is a limited partnership, the majority ownership interests in which

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are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2002, Alliance Capital managed approximately $387 billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of a portion of the Core Value Equity Fund. Ms. Fedak has been an Executive Vice President and Chief Investment Officer – U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

Steven Pisarkiewicz

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Pisarkiewicz is the chief investment officer for Alliance Capital’s Structured Equity Services, chairman of the Bernstein Unit’s Structured Equities Investment Policy Group and a member of the U.S. Equity Investment Policy Group. Mr. Pisarkiewicz joined Sanford C. Bernstein & Co., Inc. in 1989 and has been a Senior Portfolio Manager since 1997.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President of Alliance Capital, joined Alliance Capital after serving as Chief Investment Officer for Sargent Management Company, a private investment firm in Minneapolis. Previously, Ms. Simon was with First American Asset Management, the investment arm of U.S. Bancorp. Ms. Simon is a Chartered Financial Analyst and a Certified Public Accountant.

Eric P. Hewitt

is a portfolio manager of the Large Cap Growth Fund. Mr. Hewitt, a Vice President of Alliance Capital, joined Alliance Capital as an analyst after receiving an MBA from the University of Minnesota Carlson School of Management.

Allied Investment Advisors, Inc. (“Allied”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, manages a portion of the portfolio of the Small Company Growth Fund. Allied is a wholly-owned subsidiary of Manufacturers and Traders Trust Company, a Buffalo, New York-based financial services company, which in turn is owned by M&T Bank Corporation. As of December 31, 2002, Allied managed over $10 billion in assets.

H. Giles Knight

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Knight is a Principal of the firm with responsibilities including management of several institutional portfolios. Prior to joining Allied, Mr. Knight was Vice President of the Equity Group of ASB Capital Management, Inc. Mr. Knight has over 28 years of investment management experience.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, MO 64111, manages a portion of the portfolio of the Overseas Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2002, American Century had approximately $72.1 billion in assets under management.

Henrik Strabo

is primarily responsible for the day-to-day management of a portion of the Overseas Fund. Mr. Strabo is the Chief Investment Officer of International Equities. Mr. Strabo has worked in the financial industry since 1985. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994.

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Mark S. Kopinski

assists Mr. Strabo in the day-to-day management of a portion of the Overseas Fund. Mr. Kopinski is a Senior Vice President and Senior Portfolio Manager. Before rejoining American Century in 1997, he served as Vice President and Portfolio Manager at Federated Investors, Inc. from June 1995 to March 1997. From 1990 to 1995, he served as Vice President at American Century.

Keith Creveling

a Portfolio Manager, is a member of the team that manages a portion of the Overseas Fund. Mr. Creveling joined American Century in October 1999 as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

Clover Capital Management, Inc. (“Clover”), located at 110 Office Park Way, Pittsford, New York 14534, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2002, Clover, founded in 1984, managed approximately $1.7 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, also conducts investment research in the Information Technology sector and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706 manages the investments of the Large Cap Value Fund. As of December 31, 2002, Davis had over $33.6 billion in assets under management, of which approximately $26.7 billion was in similarly managed registered investment companies.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund and the Blue Chip Growth Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Funds. FMRC will be primarily responsible for choosing investments for the Funds. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR, and its affiliate, FMRC, had approximately $557.4 billion in discretionary assets under management.

Robert Macdonald

is portfolio manager of the Value Equity Fund. Mr. Macdonald is a senior vice president and portfolio manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000. Since joining Fidelity in 1985, he has worked as an analyst and manager.

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John McDowell

is portfolio manager of the Blue Chip Growth Fund. Mr. McDowell is a vice president for FMR and also manages other Fidelity funds in addition to serving as a Group Leader for Fidelity’s growth funds. Mr. McDowell has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investment of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. (“CDC North America”). CDC North America is a wholly-owned subsidiary of CDC IXIS Asset Management. Harris managed approximately $30.1 billion in assets as of December 31, 2002.

Robert Levy

is primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy, Chairman and Chief Investment Officer of Harris, has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Bill Nygren

assists Mr. Levy in the day-to-day management of the Focused Value Fund. Mr. Nygren, a Chartered Financial Analyst, joined Harris as an analyst in 1983 and was the Director of Research from 1990 through March 1998.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Managing Director of International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Michael J. Welsh

is a portfolio manager of a portion of the Overseas Fund. Mr. Welsh, a Chartered Financial Analyst and a Certified Public Accountant, is the Director of International Research. Prior to joining Harris in 1992, Mr. Welsh worked as a Consultant in Valuation Services with Price Waterhouse from 1985 to 1990 and as a Senior Associate in Valuation Services with Coopers & Lybrand from 1990 to 1992.

Janus Capital Management LLC (“Janus”), located at 100 Fillmore Street, Denver, Colorado 80206, manages the investments of the Aggressive Growth Fund. Janus began serving as investment advisers to mutual funds in 1970. As of December 31, 2002, Janus managed more than $138 billion in mutual fund, institutional and private account assets.

Claire Young

is primarily responsible for the day-to-day management of the Aggressive Growth Fund. Ms. Young is a Vice President of Janus, and has been with Janus since January 1992. She has managed a similar fund sponsored by Janus since August 1997, and has earned the right to use the Chartered Financial Analyst designation.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages the investments of the Growth Equity Fund. MFS had approximately $112.5 billion in assets under management as of December 31, 2002. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).

Stephen Pesek

is the portfolio manager of the Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS

–  63  –

since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with investment objectives similar to that of the Fund.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2002, Mazama had over $1.4 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Helen M. Degener

is a portfolio manager of a portion of the Small Company Growth Fund. Ms. Degener has been the Chief Investment Officer of Mazama since 1999. Previously, Ms. Degener was a Senior Vice President and Portfolio Manager of Fiduciary Trust from 1994 to 1999 and a Vice President and Portfolio Manager of J.P. Morgan from 1984 to 1994.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2002, managed over $2.8 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier. Navellier replaced Morgan Stanley Investments, LP as the Mid Cap Growth Equity Fund’s Sub-Adviser on May 1, 2002.

Louis G. Navellier

is the President and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Alan Alpers

is responsible, along with Mr. Navellier, for the day-to-day management of the Mid Cap Growth Equity Fund. Mr. Alpers, a Chartered Financial Analyst, has been an analyst and portfolio manager for Navellier since 1989. Prior to joining Navellier, Mr. Alpers worked in the E.F. Hutton Consulting Services Department for three years where he monitored, evaluated, and performed due diligence on money management firms.

Northern Trust Investments, Inc. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675 manages the investments of the Indexed Equity Fund and the OTC 100 Fund. As of December 31, 2002, Northern Trust had approximately $133.5 billion of assets under management. Northern Trust is a subsidiary of The Northern Trust Company. Northern Trust replaced Deutsche Asset Management, Inc. as the Indexed Equity Fund’s and the OTC 100 Fund’s Sub-Adviser on January 31, 2003. This change resulted from the sale by Deutsche Bank, the parent company of Deutsche Asset Management, Inc., of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

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RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111, manages the investments of the Emerging Growth Fund. RS commenced operations in 1981 and is part of the RS Investment Management Company LLC organization. As of December 31, 2002, RS managed $4.3 billion in assets.

James L. Callinan

is primarily responsible for the day-to-day management of the Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2002, T. Rowe Price had approximately $140.6 billion in assets under management.

Brian W.H. Berghuis

is the portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2002, Waddell & Reed had more than $26 billion in assets under management.

Mark Seferovich

is responsible, along with Mr. Scott, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Gilbert C. Scott

A vice president and assistant portfolio manager for Waddell & Reed, Mr. Scott, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Scott, a Chartered Financial Analyst, joined Waddell & Reed in 1997 as an investment analyst. In 2000, he was named assistant portfolio manager of the small capitalization growth equity style.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $302 billion as of December 31, 2002.

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John R. Ryan

leads a team of analysts, specializing in value oriented investing, who manage the Fundamental Value Fund. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Managing Partner of Wellington Management and has been with Wellington Management for over 20 years.

Kenneth L. Abrams

is the portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Abrams is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over 15 years.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class S, Class Y, Class L, Class A, Class N and Class Z shares. None of the Classes of shares has up-front sales charges but Class N does have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

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These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.   Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A and Class N shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly

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basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N shares, including any advance of the service fee by MassMutual, may be only 1.00% of the purchase price.

Class Z Shares (Indexed Equity Fund only)

Eligible Purchasers.  Class Z shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z Shares.

Shareholder and Distribution Fees.  Class Z shares of the Indexed Equity Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class Z shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay cash compensation to persons who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. MassMutual may pay intermediaries up to .25% of the amount invested for Class L shares, as compensation for performing third party administration and/or other shareholder services. MassMutual may also pay intermediaries up to .25% of the amount invested for the servicing of Class S, Class Y, Class A or Class N shares. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

The Funds may pay brokerage commissions to Jefferies & Co., Inc. (“Jefferies”). Jefferies is a wholly-owned subsidiary of a company for which one Trustee of the Trust serves as director. Each Fund may also pay brokerage commissions to affiliates of its Sub-Adviser.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”). The Funds’ generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the transfer agent accepts your purchase order. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after the Funds’ transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the transfer agent received the exchange request. Exchange requests involving a purchase into either the International Equity Fund or the Overseas Fund, however, will not be accepted if received by the transfer agent after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into either the International Equity Fund or the Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy which may be disruptive to the Fund; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Class N Contingent Deferred Sales Charges

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

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To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class N Contingent Deferred Sales Charges

The Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class N shares sold or issued in the following cases:

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Determining Net Asset Value

We calculate the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that Class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. The Fund’s valuation methods are described in the Statement of Additional Information.

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the

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period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund and the Overseas Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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Investment Performance

The registration statement for the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund, Core Value Equity Fund, Small Cap Equity Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to seven separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund’s portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the Registration Statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds’ expenses, as described in the Fees and Expenses section of the summary pages for each Fund in this Prospectus.

Sub-Adviser Performance

Alliance Capital.  Performance data shown for Alliance Capital is based on a composite of all substantially similar portfolios managed by Alliance Capital, the Large Cap Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

American Century and Harris.  American Century and Harris each manage a portion of the Overseas Fund. The American Century performance information shown is based on a composite of all substantially similar portfolios managed by American Century, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

The Harris performance information shown is based on a composite of all substantially similar portfolios it manages, adjusted to reflect the fees and expenses of each of the Fund’s share classes. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Clover and T. Rowe Price.  Clover and T. Rowe Price each manage a portion of the Small Company Value Fund. Performance data shown for each Sub-Adviser is based on a composite of all substantially similar portfolios managed by each Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Davis.  Performance data shown for Davis is based on a composite of all substantially similar portfolios managed by Davis, the Large Cap Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including Selected American Shares and Davis New York Venture Fund, and some are private accounts. The Davis composite also includes the returns for the Large Cap Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2002. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

FMR.  Performance data shown for FMR, the Sub-Adviser to the Value Equity Fund and the Blue Chip

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Growth Fund is, for the Value Equity Fund, based on a composite of all substantially similar portfolios managed by FMR or an affiliate of FMR. Some of these portfolios are mutual funds registered with the SEC, and some are private accounts. The composite also includes the returns for the Value Equity Fund since the Fund’s inception date of May 1, 2001 through December 31, 2002. For the Blue Chip Growth Fund, the performance data shown for FMR is based on the performance of the Fidelity Blue Chip Growth Fund, a registered mutual fund. The performance data shown for both Funds has been adjusted to reflect the fees and expenses of each Fund’s share classes. All the portfolios have substantially the same investment objectives, and policies and are managed in accordance with essentially the same investment strategies and techniques as those of each Fund.

Harris.  Performance data shown for Harris is based on a composite of all substantially similar portfolios managed by Harris, the Focused Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The Harris composite also includes the returns for the Focused Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2002. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund. Harris also manages a non-diversified mutual fund registered with the SEC.

Janus.  Performance data shown for Janus is based on a composite of all substantially similar portfolios managed by Janus, the Aggressive Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Aggressive Growth Fund’s share classes. This composite includes the Janus Olympus Fund, which is a registered mutual fund. The Janus composite also includes the returns for the Aggressive Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2002. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Aggressive Growth Fund.

Mazama and Allied.  Mazama and Allied each manage a portion of the Small Company Growth Fund. Performance data shown for each Sub-Adviser is based on a composite of all substantially similar portfolios managed by that Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the Growth Equity Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2002. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Navellier.  Performance data shown for Navellier is based on a composite of all substantially similar portfolios managed by Navellier, the Mid Cap Growth Equity Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

RS.  Performance data shown for RS is based on a composite of all substantially similar portfolios managed by RS, the Emerging Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including RS Emerging Growth Fund, and some are private accounts. The RS composite also includes the returns for the Emerging Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2002. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

T. Rowe Price.  Performance data shown for T. Rowe Price, the Sub-Adviser to the Mid Cap Growth

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Equity II Fund, is based on the performance of the  T. Rowe Price Mid-Cap Growth Fund, a registered mutual fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The T. Rowe Price Mid-Cap Growth Fund has substantially the same investment objective and policies as the Fund and is managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Wellington Management.  Performance data shown for Wellington Management is based on a composite of all substantially similar portfolios managed by Wellington Management, the Fundamental Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Wellington Management and Waddell & Reed.  Wellington Management and Waddell & Reed each manage a portion of the Small Cap Growth Equity Fund. The Wellington Management performance information shown is based on the historical performance of all discretionary investment management accounts under the management of Wellington Management with substantially similar investment objectives, policies and investment strategies as the Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including that portion of the Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through

December 31, 2002. For Waddell & Reed’s Small Cap Composite from January 1, 1991 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Composite performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

–  76  –

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ share classes.

Sub-Adviser/MMIF Fund	Share Class	1 Year Return (%) as of 12/31/02	3 Year Return (%) as of 12/31/02	5 Year Return (%) as of 12/31/02	10 Year Return (%) as of 12/31/02

Wellington Management Company, LLP/	S	-23.00%	-0.43%	2.78%	11.45%
MM Fundamental Value Fund	Y	-23.04%	-0.47%	2.74%	11.41%
	L	-23.19%	-0.63%	2.59%	11.26%
	A	-23.44%	-0.88%	2.33%	11.01%
	N	-24.74%	-1.19%	2.03%	10.70%

Fidelity Management & Research Company/	S	-16.54%	-4.88%	1.07%	N/A
MM Value Equity Fund	Y	-16.59%	-4.93%	1.02%	N/A
	L	-16.74%	-5.08%	0.87%	N/A
	A	-16.99%	-5.34%	0.61%	N/A
	N	-18.29%	-5.64%	0.31%	N/A

Davis Selected Advisers, L.P./	S	-17.15%	-6.89%	1.88%	11.52%
MM Large Cap Value Fund	Y	-17.24%	-6.98%	1.79%	11.43%
	L	-17.40%	-7.14%	1.64%	11.28%
	A	-17.64%	-7.38%	1.39%	11.03%
	N	-18.94%	-7.69%	1.08%	10.72%

Fidelity Management & Research Company/	S	-25.32%	-17.70%	-1.37%	9.16%
MM Blue Chip Growth Fund	Y	-25.45%	-17.83%	-1.50%	9.03%
	L	-25.57%	-17.95%	-1.62%	8.90%
	A	-25.82%	-18.20%	-1.88%	8.65%
	N	-27.12%	-18.50%	-2.19%	8.34%

Alliance Capital Management L.P./	S	-30.70%	-22.42%	-1.33%	8.74%
MM Large Cap Growth Fund	Y	-30.74%	-22.46%	-1.38%	8.70%
	L	-30.89%	-22.61%	-1.53%	8.54%
	A	-31.14%	-22.87%	-1.79%	8.28%
	N	-32.44%	-23.17%	-2.11%	7.97%

Massachusetts Financial Services Company/	S	-28.76%	-20.92%	-0.54%	9.31%
MM Growth Equity Fund	Y	-28.82%	-20.98%	-0.60%	9.25%
	L	-28.97%	-21.13%	-0.76%	9.09%
	A	-29.22%	-21.38%	-1.02%	8.83%
	N	-30.52%	-21.68%	-1.33%	8.52%

Janus Capital Management LLC/	S	-28.06%	-27.34%	3.83%	N/A
MM Aggressive Growth Fund	Y	-28.16%	-27.44%	3.72%	N/A
	L	-28.31%	-27.60%	3.55%	N/A
	A	-28.56%	-27.85%	3.28%	N/A
	N	-29.86%	-28.15%	2.95%	N/A

Harris Associates L.P./	S	-15.21%	6.71%	10.54%	15.08%
MM Focused Value Fund	Y	-15.31%	6.61%	10.44%	14.98%
	L	-15.46%	6.46%	10.28%	14.83%
	A	-15.71%	6.20%	10.03%	14.58%
	N	-17.01%	5.90%	9.73%	14.27%

Clover Capital Management, Inc./	S	-21.22%	3.57%	7.81%	N/A
MM Small Company Value Fund	Y	-21.26%	3.53%	7.77%	N/A
	L	-21.41%	3.38%	7.62%	N/A
	A	-21.66%	3.12%	7.36%	N/A
	N	-22.96%	2.81%	7.06%	N/A

–  77  –

Sub-Adviser/MMIF Fund	Share Class	1 Year Return (%) as of 12/31/02	3 Year Return (%) as of 12/31/02	5 Year Return (%) as of 12/31/02	10 Year Return (%) as of 12/31/02

T. Rowe Price Associates, Inc./	S	-5.10%	10.98%	4.49%	N/A
MM Small Company Value Fund	Y	-5.14%	10.94%	4.45%	N/A
	L	-5.29%	10.79%	4.29%	N/A
	A	-5.54%	10.53%	4.04%	N/A
	N	-6.84%	10.23%	3.74%	N/A

Navellier & Associates, Inc./	S	-22.19%	-13.52%	9.27%	N/A
MM Mid Cap Growth Equity Fund	Y	-22.26%	-13.59%	9.20%	N/A
	L	-22.41%	-13.74%	9.04%	N/A
	A	-22.66%	-13.99%	8.77%	N/A
	N	-23.96%	-14.30%	8.45%	N/A

T. Rowe Price Associates, Inc./	S	-21.20%	-5.71%	4.85%	12.85%
MM Mid Cap Growth Equity II Fund	Y	-21.31%	-5.80%	4.76%	12.75%
	L	-21.44%	-5.95%	4.61%	12.60%
	A	-21.69%	-6.20%	4.36%	12.35%
	N	-22.99%	-6.50%	4.05%	12.05%

Waddell & Reed Investment Management Company/	S	-23.44%	-11.45%	15.55%	17.63%
MM Small Cap Growth Equity Fund	Y	-23.58%	-11.59%	15.41%	17.49%
	L	-23.73%	-11.74%	15.25%	17.33%
	A	-23.98%	-11.99%	14.98%	17.07%
	N	-25.28%	-12.30%	14.67%	16.76%

Wellington Management Company, LLP/	S	-26.33%	-1.68%	8.96%	N/A
MM Small Cap Growth Equity Fund	Y	-26.47%	-1.81%	8.82%	N/A
	L	-26.62%	-1.97%	8.67%	N/A
	A	-26.87%	-2.22%	8.41%	N/A
	N	-28.17%	-2.53%	8.10%	N/A

Allied Investment Advisors, Inc./	S	-28.32%	-14.40%	13.58%	N/A
MM Small Company Growth Fund	Y	-28.36%	-14.44%	13.54%	N/A
	L	-28.51%	-14.59%	13.38%	N/A
	A	-28.76%	-14.84%	13.11%	N/A
	N	-30.06%	-15.15%	12.78%	N/A

Mazama Capital Management, Inc./	S	-38.70%	-14.93%	0.25%	N/A
MM Small Company Growth Fund	Y	-38.74%	-14.97%	0.20%	N/A
	L	-38.89%	-15.12%	0.05%	N/A
	A	-39.14%	-15.38%	-0.21%	N/A
	N	-40.44%	-15.69%	-0.53%	N/A

RS Investment Management, L.P./	S	-40.78%	-30.93%	3.88%	9.70%
MM Emerging Growth Fund	Y	-40.88%	-31.03%	3.76%	9.59%
	L	-41.03%	-31.18%	3.59%	9.43%
	A	-41.28%	-31.44%	3.31%	9.16%
	N	-42.58%	-31.74%	2.96%	8.84%

American Century Investment Management, Inc./	S	-19.55%	-20.94%	-0.50%	7.67%
MM Overseas Fund	Y	-19.60%	-20.99%	-0.55%	7.61%
	L	-19.75%	-21.14%	-0.71%	7.46%
	A	-20.00%	-21.39%	-0.97%	7.20%
	N	-21.30%	-21.69%	-1.28%	6.89%

Harris Associates L.P./	S	-8.27%	-0.81%	5.19%	10.07%
MM Overseas Fund	Y	-8.32%	-0.86%	5.14%	10.02%
	L	-8.47%	-1.01%	4.99%	9.87%
	A	-8.72%	-1.27%	4.74%	9.62%
	N	-10.02%	-1.57%	4.44%	9.31%

–  78  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MONEY MARKET FUND

	Class A
	Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†		Year ended 12/31/99†		Year ended 12/31/98††
Net asset value, beginning of period	$1.00		$1.00		$1.00		$0.99		$4.55

Income (loss) from investment operations:
Net investment income	0.01	***	0.03	***	0.06	***	0.05	***	0.21	***
Net realized and unrealized gain (loss) on investments	0.00	†††	0.00	†††	(0.00	)†††	(0.00	)†††	(0.00	)†††

Total income from investment operations	0.01		0.03		0.06		0.05		0.21

Less distributions to shareholders:
From net investment income	(0.01)		(0.03)		(0.06)		(0.04)		3.77

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$0.99

Total Return@	0.92%		3.62%		5.84%		4.59%		4.60%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$90,331		$90,121		$29,149		$3,548		$120
Net expenses to average daily net assets	0.95%		0.96%		0.95%		1.04%		1.20%
Net investment income to average daily net assets	0.92%		3.28%		5.95%		4.89%		4.59%

	Class L
	Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†		Period ended 12/31/99+†
Net asset value, beginning of period	$1.00		$1.00		$0.99		$1.00

Income (loss) from investment operations:
Net investment income	0.01	***	0.04	***	0.07	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.00	†††	0.00	†††	(0.00	)†††	(0.01)

Total income from investment operations	0.01		0.04		0.07		0.03

Less distributions to shareholders:
From net investment income	(0.01)		(0.04)		(0.06)		(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$0.99

Total Return@	1.19%		3.88%		6.07%		3.34%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$66,906		$53,151		$24,010		$9,842
Net expenses to average daily net assets	0.70%		0.71%		0.70%		0.76%	*
Net investment income to average daily net assets	1.17%		3.58%		6.25%		6.11%	*

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect stock splits (See Note 8).
††	Amounts have been restated to reflect stock splits and reverse stock splits (See Note 8).
†††	Net realized and unrealized gain (loss) on investments is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  79  –

MONEY MARKET FUND

	Class Y
	Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†		Year ended 12/31/99†		Year ended 12/31/98††
Net asset value, beginning of period	$1.00		$1.00		$0.99		$0.98		$4.51

Income (loss) from investment operations:
Net investment income	0.01	***	0.04	***	0.06	***	0.06	***	0.24	***
Net realized and unrealized gain (loss) on investments	0.01		0.00	†††	(0.00	)†††	(0.01)		(0.01)

Total income from investment operations	0.02		0.04		0.06		0.05		0.23

Less distributions to shareholders:
From net investment income	(0.02)		(0.04)		(0.05)		(0.04)		(3.76)

Net asset value, end of period	$1.00		$1.00		$1.00		$0.99		$0.98

Total Return@	1.33%		4.04%		6.25%		5.13%		5.14%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$107,089		$84,481		$62,858		$33,392		$556
Net expenses to average daily net assets	0.55%		0.56%		0.55%		0.57%		0.74%
Net investment income to average daily net assets	1.31%		3.87%		6.15%		5.60%		5.21%

	Class S
	Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†		Year ended 12/31/99†		Year ended 12/31/98†(1)
Net asset value, beginning of period	$1.00		$1.00		$0.99		$0.98		$0.98

Income (loss) from investment operations:
Net investment income	0.01	***	0.04	***	0.06	***	0.05	***	0.05	***
Net realized and unrealized gain (loss) on investments	0.01		0.00	†††	(0.00	)†††	(0.00	)†††	0.00	†††

Total income from investment operations	0.02		0.04		0.06		0.05		0.05

Less distributions to shareholders:
From net investment income	(0.02)		(0.04)		(0.05)		(0.04)		(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00		$0.99		$0.98

Total Return@	1.42%		4.14%		6.37%		5.10%		5.39%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$332,076		$392,587		$389,011		$316,805		$251,757
Net expenses to average daily net assets	0.45%		0.45%		0.45%		0.48%		0.55%
Net investment income to average daily net assets	1.43%		4.03%		6.22%		5.06%		5.23%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect stock splits (See Note 8).
††	Amounts have been restated to reflect stock splits and reverse stock splits (See Note 8).
†††	Net realized and unrealized gain (loss) on investments is less than $0.01 per share.
(1)	Class S shares were previously designated as Class 4 shares.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  80  –

SHORT-DURATION BOND FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00		Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$10.03	$9.98	$9.98		$10.31	$10.25

Income (loss) from investment operations:
Net investment income	0.40 ***	0.49 ***	0.63	***	0.50 ***	0.52 ***
Net realized and unrealized gain (loss) on investments	0.32	0.10	(0.03)		(0.24)	0.05

Total income from investment operations	0.72	0.59	0.60		0.26	0.57

Less distributions to shareholders:
From net investment income	(0.41)	(0.54)	(0.60)		(0.58)	(0.50)
From net realized gains	-	-	-		(0.01)	(0.01)

Total distributions	(0.41)	(0.54)	(0.60)		(0.59)	(0.51)

Net asset value, end of period	$10.34	$10.03	$9.98		$9.98	$10.31

Total Return@	7.19%	5.94%	6.04%		2.51%	5.75%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,199	$11,473	$5,359		$134	$129
Net expenses to average daily net assets	0.99%	0.99%	0.99%		1.05%	1.20%
Net investment income to average daily net assets	3.88%	4.67%	6.08%		4.81%	4.95%
Portfolio turnover rate	19%	24%	55%		59%	44%

	Class L
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$10.01	$9.95	$9.92		$10.42

Income (loss) from investment operations:
Net investment income	0.43 ***	0.51 ***	0.63	***	0.38 ***
Net realized and unrealized gain (loss) on investments	0.32	0.10	(0.00	) ++	(0.23)

Total income from investment operations	0.75	0.61	0.63		0.15

Less distributions to shareholders:
From net investment income	(0.44)	(0.55)	(0.60)		(0.64)
From net realized gains	-	-	-		(0.01)

Total distributions	(0.44)	(0.55)	(0.60)		(0.65)

Net asset value, end of period	$10.32	$10.01	$9.95		$9.92

Total Return@	7.47%	6.16%	6.37%		1.48% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$139,555	$77,789	$45,694		$1,524
Net expenses to average daily net assets	0.74%	0.74%	0.74%		0.75% *
Net investment income to average daily net assets	4.13%	4.96%	6.14%		5.39% *
Portfolio turnover rate	19%	24%	55%		59% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
++	Net realized and unrealized loss on investments is less than $0.01 per share.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  81  –

SHORT-DURATION BOND FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$10.05	$9.99	$9.96	$10.31	$10.24

Income (loss) from investment operations:
Net investment income	0.44 ***	0.53 ***	0.65 ***	0.57 ***	0.57 ***
Net realized and unrealized gain (loss) on investments	0.34	0.10	(0.01)	(0.27)	0.06

Total income from investment operations	0.78	0.63	0.64	0.30	0.63

Less distributions to shareholders:
From net investment income	(0.46)	(0.57)	(0.61)	(0.64)	(0.55)
From net realized gains	-	-	-	(0.01)	(0.01)

Total distributions	(0.46)	(0.57)	(0.61)	(0.65)	(0.56)

Net asset value, end of period	$10.37	$10.05	$9.99	$9.96	$10.31

Total Return@	7.73%	6.35%	6.44%	3.04%	6.12%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,750	$14,733	$6,644	$1,808	$269
Net expenses to average daily net assets	0.59%	0.59%	0.58%	0.61%	0.74%
Net investment income to average daily net assets	4.24%	5.08%	6.26%	5.45%	5.40%
Portfolio turnover rate	19%	24%	55%	59%	44%

	Class S					Class N
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98(1)	Period ended 12/31/02††
Net asset value, beginning of period	$10.08	$10.01	$9.97	$10.30	$10.23	$10.31

Income (loss) from investment operations:
Net investment income (loss)	0.45 ***	0.54 ***	0.63 ***	0.56 ***	0.56	(0.00	)***++
Net realized and unrealized gain (loss) on investments	0.33	0.10	0.02	(0.24)	0.08	(0.01)

Total income (loss) from investment operations	0.78	0.64	0.65	0.32	0.64	(0.01)

Less distributions to shareholders:
From net investment income	(0.45)	(0.57)	(0.61)	(0.64)	(0.56)	-
From net realized gains	-	-	-	(0.01)	(0.01)	-

Total distributions	(0.45)	(0.57)	(0.61)	(0.65)	(0.57)	-

Net asset value, end of period	$10.41	$10.08	$10.01	$9.97	$10.30	$10.30

Total Return@	7.75%	6.42%	6.48%	3.10%	6.29%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$146,276	$161,988	$182,669	$211,137	$283,673	$101
Net expenses to average daily net assets	0.54%	0.54%	0.54%	0.54%	0.55%	-	‡
Net investment income to average daily net assets	4.38%	5.19%	6.15%	5.34%	5.58%	-	‡
Portfolio turnover rate	19%	24%	55%	59%	44%	19%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
++	Net investment loss is less than $0.01 per share.
(1)	Class S shares were previously designated as Class 4 shares.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  82  –

CORE BOND FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of year	$10.76	$10.65	$10.12	$11.06	$10.85

Income (loss) from investment operations:
Net investment income	0.48 ***	0.56 ***	0.65 ***	0.62 ***	0.59 ***
Net realized and unrealized gain (loss) on investments	0.42	0.21	0.42	(0.89)	0.25

Total income (loss) from investment operations	0.90	0.77	1.07	(0.27)	0.84

Less distributions to shareholders:
From net investment income	(0.45)	(0.57)	(0.54)	(0.66)	(0.52)
From net realized gains	(0.03)	(0.09)	-	(0.01)	(0.11)

Total distributions	(0.48)	(0.66)	(0.54)	(0.67)	(0.63)

Net asset value, end of year	$11.18	$10.76	$10.65	$10.12	$11.06

Total Return@	8.28%	7.32%	10.62%	(2.43)%	7.75%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$156,727	$61,179	$13,435	$576	$141
Net expenses to average daily net assets	1.04%	1.05%	1.04%	1.07%	1.20%
Net investment income to average daily net assets	4.34%	5.03%	6.02%	5.70%	5.26%
Portfolio turnover rate	187%	68%	39%	61%	51%

	Class L
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00	Year ended 12/31/99+
Net asset value, beginning of year	$10.79	$10.66	$10.11	$10.97

Income (loss) from investment operations:
Net investment income	0.52 ***	0.60 ***	0.66 ***	0.44 ***
Net realized and unrealized gain (loss) on investments	0.40	0.21	0.44	(0.61)

Total income (loss) from investment operations	0.92	0.81	1.10	(0.17)

Less distributions to shareholders:
From net investment income	(0.46)	(0.59)	(0.55)	(0.68)
From net realized gains	(0.03)	(0.09)	-	(0.01)

Total distributions	(0.49)	(0.68)	(0.55)	(0.69)

Net asset value, end of year	$11.22	$10.79	$10.66	$10.11

Total Return@	8.49%	7.62%	10.85%	(1.52)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$289,553	$174,896	$66,686	$2,361
Net expenses to average daily net assets	0.79%	0.80%	0.79%	0.80% *
Net investment income to average daily net assets	4.62%	5.32%	6.21%	6.11% *
Portfolio turnover rate	187%	68%	39%	61% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SAIs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  83  –

CORE BOND FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of year	$10.82	$10.68	$10.12	$11.06	$10.86

Income (loss) from investment operations:
Net investment income	0.54 ***	0.62 ***	0.68 ***	0.68 ***	0.65 ***
Net realized and unrealized gain (loss) on investments	0.40	0.21	0.43	(0.92)	0.25

Total income (loss) from investment operations	0.94	0.83	1.11	(0.24)	0.90

Less distributions to shareholders:
From net investment income	(0.48)	(0.60)	(0.55)	(0.69)	(0.59)
From net realized gains	(0.03)	(0.09)	-	(0.01)	(0.11)

Total distributions	(0.51)	(0.69)	(0.55)	(0.70)	(0.70)

Net asset value, end of year	$11.25	$10.82	$10.68	$10.12	$11.06

Total Return@	8.61%	7.84%	11.01%	(2.16)%	8.25%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$172,997	$108,395	$49,579	$19,471	$400
Net expenses to average daily net assets	0.64%	0.65%	0.64%	0.65%	0.74%
Net investment income to average daily net assets	4.79%	5.49%	6.37%	6.29%	5.73%
Portfolio turnover rate	187%	68%	39%	61%	51%

	Class S					Class N
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98(1)	Period ended 12/31/02+
Net asset value, beginning of year	$10.85	$10.70	$10.14	$11.06	$10.81	$11.16

Income (loss) from investment operations:
Net investment income (loss)	0.54 ***	0.63 ***	0.68 ***	0.66 ***	0.67 ***	(0.00	)***++
Net realized and unrealized gain (loss) on investments	0.41	0.21	0.43	(0.89)	0.24	(0.01)

Total income (loss) from investment operations	0.95	0.84	1.11	(0.23)	0.91	(0.01)

Less distributions to shareholders:
From net investment income	(0.48)	(0.60)	(0.55)	(0.68)	(0.56)	-
From net realized gains	(0.03)	(0.09)	-	(0.01)	(0.10)	-

Total distributions	(0.51)	(0.69)	(0.55)	(0.69)	(0.66)	-

Net asset value, end of year	$11.29	$10.85	$10.70	$10.14	$11.06	$11.15

Total Return@	8.71%	7.92%	10.99%	(2.08)%	8.44%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,252,515	$887,641	$758,554	$594,002	$709,459	$101
Net expenses to average daily net assets	0.59%	0.60%	0.59%	0.57%	0.55%	-	‡
Net investment income to average daily net assets	4.83%	5.61%	6.38%	6.07%	5.92%	-	‡
Portfolio turnover rate	187%	68%	39%	61%	51%	187%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	Class N commenced operations on December 31, 2002.
++	Net investment loss is less than $0.01 per share.
‡	Amounts are meaningless due to the short period of operations.
(1)	Class S shares were previously designated as Class 4 shares.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  84  –

DIVERSIFIED BOND FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$9.69	$9.57	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.46 ***	0.57 ***	0.62	***	0.39	***
Net realized and unrealized gain (loss) on investments	0.29	0.08	0.02		(0.44)

Total income (loss) from investment operations	0.75	0.65	0.64		(0.05)

Less distributions to shareholders:
From net investment income	(0.40)	(0.53)	(0.63)		(0.39)
Tax return of capital	-	-	(0.00	)+	-

Total distributions	(0.40)	(0.53)	(0.63)		(0.39)

Net asset value, end of period	$10.04	$9.69	$9.57		$9.56

Total Return@	7.78%	6.69%	6.81%		(0.54)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$18,401	$4,094	$312		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.11%	1.12%		1.19%	*
After expense waiver#	1.15%	1.09%	1.11%		N/A
Net investment income to average daily net assets	4.61%	5.70%	6.27%		5.92%	*
Portfolio turnover rate	76%	62%	15%		32%	**

	Class L
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$9.66	$9.57	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.51 ***	0.58 ***	0.64	***	0.41	***
Net realized and unrealized gain (loss) on investments	0.33	0.07	0.03		(0.45)

Total income (loss) from investment operations	0.84	0.65	0.67		(0.04)

Less distributions to shareholders:
From net investment income	(0.40)	(0.56)	(0.66)		(0.40)
Tax return of capital	-	-	(0.00	)+	-

Total distributions	(0.40)	(0.56)	(0.66)		(0.40)

Net asset value, end of period	$10.10	$9.66	$9.57		$9.56

Total Return@	8.09%	6.87%	6.99%		(0.38)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$632	$4,026	$283		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.86%	0.88%		0.94%	*
After expense waiver#	0.90%	0.84%	0.88%		N/A
Net investment income to average daily net assets	5.17%	5.75%	6.53%		6.17%	*
Portfolio turnover rate	76%	62%	15%		32%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
+	Tax return of capital is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  85  –

DIVERSIFIED BOND FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$9.70	$9.58	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.50 ***	0.61 ***	0.65	***	0.42	***
Net realized and unrealized gain (loss) on investments	0.30	0.06	0.02		(0.45)

Total income (loss) from investment operations	0.80	0.67	0.67		(0.03)

Less distributions to shareholders:
From net investment income	(0.43)	(0.55)	(0.65)		(0.41)
Tax return of capital	-	-	(0.00	)+	-

Total distributions	(0.43)	(0.55)	(0.65)		(0.41)

Net asset value, end of period	$10.07	$9.70	$9.58		$9.56

Total Return@	8.30%	6.96%	7.15%		(0.26)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,979	$313	$231		$146
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	0.71%	0.73%		0.80%	*
After expense waiver#	0.74%	0.69%	0.72%		N/A
Net investment income to average daily net assets	4.99%	6.10%	6.64%		6.35%	*
Portfolio turnover rate	76%	62%	15%		32%	**

	Class S						Class N
	Year ended 12/31/02	Year ended 12/31/01(a)	Year ended 12/31/00		Period ended 12/31/99†		Period ended 12/31/02††
Net asset value, beginning of period	$9.71	$9.59	$9.56		$10.00		$10.03

Income (loss) from investment operations:
Net investment income	0.53 ***	0.61 ***	0.66	***	0.42	***	0.00	***+
Net realized and unrealized gain (loss) on investments	0.29	0.07	0.03		(0.44)		(0.01)

Total income (loss) from investment operations	0.82	0.68	0.69		(0.02)		(0.01)

Less distributions to shareholders:
From net investment income	(0.43)	(0.56)	(0.66)		(0.42)		-
Tax return of capital	-	-	(0.00	)+	-		-

Total distributions	(0.43)	(0.56)	(0.66)		(0.42)		-

Net asset value, end of period	$10.10	$9.71	$9.59		$9.56		$10.02

Total Return@	8.41%	7.11%	7.19%		(0.25)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$39,147	$29,054	$26,790		$24,975		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.66%	0.69%		0.74%	*	-	‡
After expense waiver#	0.70%	0.64%	0.68%		N/A		-	‡
Net investment income to average daily net assets	5.31%	6.13%	6.71%		6.33%	*	-	‡
Portfolio turnover rate	76%	62%	15%		32%	**	76%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income and tax return of capital are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  86  –

BALANCED FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01(a)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98+
Net asset value, beginning of period	$8.93	$9.81		$13.21	$14.20		$14.03

Income (loss) from investment operations:
Net investment income	0.17 ***	0.20	***	0.35 ***	0.40	***	0.41 ***
Net realized and unrealized gain (loss) on investments	(1.24)	(0.84)		(0.41)	(0.70)		1.36

Total income (loss) from investment operations	(1.07)	(0.64)		(0.06)	(0.30)		1.77

Less distributions to shareholders:
From net investment income	(0.20)	(0.24)		(0.49)	(0.47)		(0.58)
Tax return of capital	-	-		-	(0.00	)****	-
From net realized gains	-	(0.00	)****	(2.85)	(0.22)		(1.02)

Total distributions	(0.20)	(0.24)		(3.34)	(0.69)		(1.60)

Net asset value, end of period	$7.66	$8.93		$9.81	$13.21		$14.20

Total Return@	(11.98)%	(6.51)%		(0.58)%	(2.17)%		12.78%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,490	$7,168		$4,095	$573		$177
Net expenses to average daily net assets	1.16%	1.16%		1.15%	1.15%		1.20%
Net investment income to average daily net assets	2.08%	2.20%		2.64%	2.87%		2.76%
Portfolio turnover rate	94%	85%		100%	19%		30%

	Class L
	Year ended 12/31/02	Year ended 12/31/01(a)		Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$8.98	$9.85		$13.22	$14.62

Income (loss) from investment operations:
Net investment income	0.20 ***	0.23	***	0.39 ***	0.47	***
Net realized and unrealized loss on investments	(1.25)	(0.85)		(0.42)	(1.15)

Total loss from investment operations	(1.05)	(0.62)		(0.03)	(0.68)

Less distributions to shareholders:
From net investment income	(0.22)	(0.25)		(0.49)	(0.50)
Tax return of capital	-	-		-	(0.00	)****
From net realized gains	-	(0.00	)****	(2.85)	(0.22)

Total distributions	(0.22)	(0.25)		(3.34)	(0.72)

Net asset value, end of period	$7.71	$8.98		$9.85	$13.22

Total Return@	(11.67)%	(6.31)%		(0.35)%	(4.69)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,280	$3,976		$4,721	$173
Net expenses to average daily net assets	0.91%	0.91%		0.90%	0.89%	*
Net investment income to average daily net assets	2.33%	2.47%		2.97%	4.97%	*
Portfolio turnover rate	94%	85%		100%	19%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital and distributions from net realized gains are less than $0.01 per share.
†	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
+	Amounts have been restated to reflect reverse stock splits.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  87  –

BALANCED FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01(a)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98+
Net asset value, beginning of period	$9.25	$10.14		$13.24	$14.20		$14.06

Income (loss) from investment operations:
Net investment income	0.21 ***	0.25	***	0.42 ***	0.46	***	0.48 ***
Net realized and unrealized gain (loss) on investments	(1.29)	(0.88)		(0.44)	(0.71)		1.36

Total income (loss) from investment operations	(1.08)	(0.63)		(0.02)	(0.25)		1.84

Less distributions to shareholders:
From net investment income	(0.23)	(0.26)		(0.23)	(0.49)		(0.67)
Tax return of capital	-	-		-	(0.00	)****	-
From net realized gains	-	(0.00	)****	(2.85)	(0.22)		(1.03)

Total distributions	(0.23)	(0.26)		(3.08)	(0.71)		(1.70)

Net asset value, end of period	$7.94	$9.25		$10.14	$13.24		$14.20

Total Return@	(11.64)%	(6.19)%		(0.22)%	(1.77)%		13.23%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,438	$3,087		$3,587	$59,381		$1,051
Net expenses to average daily net assets	0.76%	0.76%		0.74%	0.75%		0.76%
Net investment income to average daily net assets	2.48%	2.62%		3.20%	3.23%		3.21%
Portfolio turnover rate	94%	85%		100%	19%		30%

	Class S							Class N
	Year ended 12/31/02	Year ended 12/31/01(a)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98(1)	Period ended 12/31/02†
Net asset value, beginning of period	$9.00	$9.88		$13.25	$14.20		$13.59	$7.63

Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.26	***	0.43 ***	0.48	***	0.49 ***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	(1.25)	(0.86)		(0.41)	(0.70)		1.33	(0.00	)††

Total income (loss) from investment operations	(1.03)	(0.60)		0.02	(0.22)		1.82	(0.00)

Less distributions to shareholders:
From net investment income	(0.25)	(0.28)		(0.54)	(0.51)		(0.48)	-
Tax return of capital	-	-		-	(0.00	)****	-	-
From net realized gains	-	(0.00	)****	(2.85)	(0.22)		(0.73)	-

Total distributions	(0.25)	(0.28)		(3.39)	(0.73)		(1.21)	-

Net asset value, end of period	$7.72	$9.00		$9.88	$13.25		$14.20	$7.63

Total Return@	(11.47)%	(6.07)%		0.00%	(1.58)%		13.50%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$261,137	$350,187		$432,619	$655,478		$771,763	$101
Net expenses to average daily net assets	0.60%	0.60%		0.59%	0.57%		0.54%	-	‡
Net investment income to average daily net assets	2.64%	2.78%		3.28%	3.36%		3.42%	-	‡
Portfolio turnover rate	94%	85%		100%	19%		30%	94%

***	Per share amount calculated on the average shares method.
****	Tax return of capital and distributions from net realized gains are less than $0.01 per share.
†	Class N commenced operations on December 31, 2002.
††	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
‡	Amounts are meaningless due to the short period of operations.
+	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charge as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  88  –

CORE VALUE EQUITY FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98+
Net asset value, beginning of period	$8.75	$12.73	$16.31	$18.40	$18.02

Income (loss) from investment operations:
Net investment income	0.06 ***	0.06 ***	0.09 ***	0.17 ***	0.19 ***
Net realized and unrealized gain (loss) on investments	(1.70)	(1.94)	0.28	(0.75)	2.60

Total income (loss) from investment operations	(1.64)	(1.88)	0.37	(0.58)	2.79

Less distributions to shareholders:
From net investment income	-	(0.09)	(0.19)	(0.28)	(0.43)
From net realized gains	(0.11)	(2.01)	(3.76)	(1.23)	(1.98)

Total distributions	(0.11)	(2.10)	(3.95)	(1.51)	(2.41)

Net asset value, end of period	$7.00	$8.75	$12.73	$16.31	$18.40

Total Return@	(18.76)%	(14.88)%	2.42%	(3.13)%	15.96%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,722	$21,649	$12,084	$1,841	$227
Net expenses to average daily net assets	1.09%	1.10%	1.09%	1.10%	1.20%
Net investment income to average daily net assets	0.76%	0.54%	0.56%	0.92%	1.01%
Portfolio turnover rate	62%	99%	69%	10%	12%

	Class L
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$8.82	$12.80	$16.35	$19.36

Income (loss) from investment operations:
Net investment income	0.08 ***	0.09 ***	0.13 ***	0.20 ***
Net realized and unrealized gain (loss) on investments	(1.72)	(1.96)	0.29	(1.68)

Total income (loss) from investment operations	(1.64)	(1.87)	0.42	(1.48)

Less distributions to shareholders:
From net investment income	-	(0.10)	(0.21)	(0.30)
From net realized gains	(0.11)	(2.01)	(3.76)	(1.23)

Total distributions	(0.11)	(2.11)	(3.97)	(1.53)

Net asset value, end of period	$7.07	$8.82	$12.80	$16.35

Total Return@	(18.61)%	(14.71)%	2.74%	(7.63)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$56,616	$51,480	$41,293	$2,380
Net expenses to average daily net assets	0.84%	0.85%	0.84%	0.84% *
Net investment income to average daily net assets	1.04%	0.77%	0.82%	1.68% *
Portfolio turnover rate	62%	99%	69%	10% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per shares amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
+	Amounts have been restated to reflect reverse stock splits.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  89  –

CORE VALUE EQUITY FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98+
Net asset value, beginning of period	$8.84	$12.82	$16.35	$18.39	$18.03

Income (loss) from investment operations:
Net investment income	0.09 ***	0.10 ***	0.18 ***	0.23 ***	0.27 ***
Net realized and unrealized gain (loss) on investments	(1.72)	(1.96)	0.26	(0.73)	2.63

Total income (loss) from investment operations	(1.63)	(1.86)	0.44	(0.50)	2.90

Less distributions to shareholders:
From net investment income	-	(0.11)	(0.21)	(0.31)	(0.56)
From net realized gains	(0.11)	(2.01)	(3.76)	(1.23)	(1.98)

Total distributions	(0.11)	(2.12)	(3.97)	(1.54)	(2.54)

Net asset value, end of period	$7.10	$8.84	$12.82	$16.35	$18.39

Total Return@	(18.46)%	(14.59)%	2.85%	(2.71)%	16.49%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$8,755	$14,066	$19,340	$20,262	$754
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.75%
Net investment income to average daily net assets	1.14%	0.92%	1.16%	1.26%	1.43%
Portfolio turnover rate	62%	99%	69%	10%	12%

	Class S					Class N
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98(1)	Period ended 12/31/02†
Net asset value, beginning of period	$8.87	$12.85	$16.38	$18.39	$17.00	$6.96

Income (loss) from investment operations:
Net investment income	0.10 ***	0.11 ***	0.20 ***	0.27 ***	0.31	0.00	***++
Net realized and unrealized gain (loss) on investments	(1.73)	(1.96)	0.26	(0.75)	2.49	0.01

Total income (loss) from investment operations	(1.63)	(1.85)	0.46	(0.48)	2.80	0.01

Less distributions to shareholders:
From net investment income	-	(0.12)	(0.23)	(0.30)	(0.31)	-
From net realized gains	(0.11)	(2.01)	(3.76)	(1.23)	(1.10)	-

Total distributions	(0.11)	(2.13)	(3.99)	(1.53)	(1.41)	-

Net asset value, end of period	$7.13	$8.87	$12.85	$16.38	$18.39	$6.97

Total Return@	(18.39)%	(14.45)%	2.94%	(2.60)%	16.75%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$833,038	$1,421,467	$2,068,557	$2,854,390	$3,586,177	$101
Net expenses to average daily net assets	0.59%	0.59%	0.59%	0.57%	0.54%	-	‡
Net investment income to average daily net assets	1.23%	1.01%	1.28%	1.45%	1.67%	-	‡
Portfolio turnover rate	62%	99%	69%	10%	12%	62%

***	Per share amount calculated on the average shares method.
†	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Amounts have been restated to reflect reverse stock splits.
++	Net investment income is less than $0.01 per share.
(1)	Class S shares were previously designated as Class 4 shares.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  90  –

FUNDAMENTAL VALUE FUND

	Class A		Class L
	Year ended 12/31/02	Period ended 12/31/01†	Year ended 12/31/02	Period ended 12/31/01†
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.08 ***	-	0.10 ***	-
Net realized and unrealized loss on investments	(2.25)	-	(2.24)	-

Total loss from investment operations	(2.17)	-	(2.14)	-

Less distributions to shareholders:
From net investment income	(0.04)	-	(0.05)	-

Net asset value, end of period	$7.79	$10.00	$7.81	$10.00

Total Return@	(21.67)%	-	(21.40)%	-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$37,973	$1	$44,235	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	-	1.02%	-
After expense waiver#	1.20% (a)	-	0.95% (a)	-
Net investment income to average daily net assets	1.00%	-	1.24%	-
Portfolio turnover rate	38%	N/A	38%	N/A

	Class Y		Class S		Class N
	Year ended 12/31/02	Period ended 12/31/01†	Year ended 12/31/02	Period ended 12/31/01†	Period ended 12/31/02††
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$7.76

Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	-	0.12 ***	-	(0.00	)***+
Net realized and unrealized loss on investments	(2.26)	-	(2.25)	-	(0.00	)+

Total loss from investment operations	(2.14)	-	(2.13)	-	(0.00)

Less distributions to shareholders:
From net investment income	(0.06)	-	(0.06)	-	-

Net asset value, end of period	$7.80	$10.00	$7.81	$10.00	$7.76

Total Return@	(21.41)%	-	(21.35)%	-	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$40,511	$1	$101,228	$10,001	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%	-	0.83%	-	-	‡
After expense waiver#	0.81% (a)	-	0.77% (a)	-	-	‡
Net investment income to average daily net assets	1.44%	-	1.36%	-	-	‡
Portfolio turnover rate	38%	N/A	38%	N/A	38%

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
@	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  91  –

VALUE EQUITY FUND

	Class A			Class L
	Year ended 12/31/02	Period ended 12/31/01†		Year ended 12/31/02	Period ended 12/31/01†
Net asset value, beginning of period	$9.34	$10.00		$9.34	$10.00

Income (loss) from investment operations:
Net investment income	0.07 ***	0.04	***	0.09 ***	0.05	***
Net realized and unrealized loss on investments	(1.68)	(0.67)		(1.67)	(0.67)

Total loss from investment operations	(1.61)	(0.63)		(1.58)	(0.62)

Less distributions to shareholders:
From net investment income	(0.07)	(0.03)		(0.09)	(0.04)

Net asset value, end of period	$7.66	$9.34		$7.67	$9.34

Total Return@	(17.28)%	(6.29)%	**	(16.97)%	(6.21)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,852	$8,881		$4,727	$2,658
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%	1.29%	*	1.05%	1.05%	*
After expense waiver#	1.29%	1.29%	*	1.04%	1.04%	*
Net investment income to average daily net assets	0.79%	0.65%	*	1.07%	0.87%	*
Portfolio turnover rate	105%	62%	**	105%	62%	**

	Class Y			Class S			Class N
	Year ended 12/31/02	Period ended 12/31/01†		Year ended 12/31/02	Period ended 12/31/01†		Period ended 12/31/02††
Net asset value, beginning of period	$9.35	$10.00		$9.35	$10.00		$7.62

Income (loss) from investment operations:
Net investment income	0.10 ***	0.06	***	0.10 ***	0.07	***	0.00	***+
Net realized and unrealized gain (loss) on investments	(1.67)	(0.67)		(1.68)	(0.68)		0.01

Total income (loss) from investment operations	(1.57)	(0.61)		(1.58)	(0.61)		0.01

Less distributions to shareholders:
From net investment income	(0.10)	(0.04)		(0.09)	(0.04)		-

Net asset value, end of period	$7.68	$9.35		$7.68	$9.35		$7.63

Total Return@	(16.87)%	(6.12)%	**	(16.83)%	(6.09)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,543	$5,977		$60,499	$51,604		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.90%	*	0.85%	0.87%	*	-	‡
After expense waiver#	0.89%	0.90%	*	0.84%	0.86%	*	-	‡
Net investment income to average daily net assets	1.18%	0.93%	*	1.22%	1.05%	*	-	‡
Portfolio turnover rate	105%	62%	**	105%	62%	**	105%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.
@	Employees retirement benefit plans that invest plan assets in the Seperate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for periods presented if they reflected these charges.

–  92  –

LARGE CAP VALUE FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00†
Net asset value, beginning of period	$8.74	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.02 ***	0.01 ***	0.03	***
Net realized and unrealized loss on investments	(1.49)	(1.18)	(0.06)

Total loss from investment operations	(1.47)	(1.17)	(0.03)

Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	(0.04)
From net realized gains	-	-	(0.01)

Total distributions	(0.03)	(0.01)	(0.05)

Net asset value, end of period	$7.24	$8.74	$9.92

Total Return@	(16.86)%	(11.75)%	(0.36)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$92,001	$73,431	$15,926
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	1.25%	1.25%	*
After expense waiver#	1.23% (a)	1.24%	N/A
Net investment income to average daily net assets	0.29%	0.12%	0.53%	*
Portfolio turnover rate	25%	20%	11%	**

	Class L
	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00†
Net asset value, beginning of period	$8.76	$9.93	$10.00

Income (loss) from investment operations:
Net investment income	0.04 ***	0.03 ***	0.05	***
Net realized and unrealized loss on investments	(1.50)	(1.17)	(0.07)

Total loss from investment operations	(1.46)	(1.14)	(0.02)

Less distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.04)
From net realized gains	-	-	(0.01)

Total distributions	(0.04)	(0.03)	(0.05)

Net asset value, end of period	$7.26	$8.76	$9.93

Total Return@	(16.64)%	(11.47)%	(0.26)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$114,417	$105,322	$44,167
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	1.00%	1.00%	*
After expense waiver#	0.98% (a)	0.99%	N/A
Net investment income to average daily net assets	0.53%	0.37%	0.72%	*
Portfolio turnover rate	25%	20%	11%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  93  –

LARGE CAP VALUE FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00†
Net asset value, beginning of period	$8.77	$9.94	$10.00

Income (loss) from investment operations:
Net investment income	0.05 ***	0.05 ***	0.06	***
Net realized and unrealized loss on investments	(1.50)	(1.18)	(0.07)

Total loss from investment operations	(1.45)	(1.13)	(0.01)

Less distributions to shareholders:
From net investment income	(0.05)	(0.04)	(0.04)
From net realized gains	-	-	(0.01)

Total distributions	(0.05)	(0.04)	(0.05)

Net asset value, end of period	$7.27	$8.77	$9.94

Total Return@	(16.52)%	(11.34)%	(0.08)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$39,762	$52,286	$10,076
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.85%	0.84%	*
After expense waiver#	0.83% (a)	0.84%	N/A
Net investment income to average daily net assets	0.66%	0.52%	0.93%	*
Portfolio turnover rate	25%	20%	11%	**

	Class S				Class N
	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00†		Period ended 12/31/02††
Net asset value, beginning of period	$8.78	$9.94	$10.00		$7.19

Income (loss) from investment operations:
Net investment income	0.06 ***	0.06 ***	0.06	***	0.00	***+
Net realized and unrealized loss on investments	(1.51)	(1.17)	(0.07)		0.02

Total income (loss) from investment operations	(1.45)	(1.11)	(0.01)		0.02

Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.04)		-
From net realized gains	-	-	(0.01)		-

Total distributions	(0.06)	(0.05)	(0.05)		-

Net asset value, end of period	$7.27	$8.78	$9.94		$7.21

Total Return@	(16.53)%	(11.20)%	(0.08)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$233,510	$277,873	$225,913		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	0.76%	0.76%	*	-	‡
After expense waiver#	0.74% (a)	0.75%	N/A		-	‡
Net investment income to average daily net assets	0.76%	0.62%	0.91%	*	-	‡
Portfolio turnover rate	25%	20%	11%	**	25%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  94  –

INDEXED EQUITY FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99††		Year ended 02/28/99
Net asset value, beginning of period	$10.55	$12.17	$13.81	$11.81		$10.00

Income (loss) from investment operations:
Net investment income	0.07 ***	0.06 ***	0.05 ***	0.07	***	0.06 ***
Net realized and unrealized gain (loss) on investments	(2.47)	(1.60)	(1.40)	2.18		1.78

Total income (loss) from investment operations	(2.40)	(1.54)	(1.35)	2.25		1.84

Less distributions to shareholders:
From net investment income	(0.06)	(0.08)	(0.10)	(0.10)		(0.03)
From net realized gains	-	-	(0.19)	(0.15)		-

Total distributions	(0.06)	(0.08)	(0.29)	(0.25)		(0.03)

Net asset value, end of period	$8.09	$10.55	$12.17	$13.81		$11.81

Total Return@	(22.74)%	(12.69)%	(9.88)%	19.14%	**	18.40%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$70,695	$81,682	$41,829	$2,066		$118
Net expenses to average daily net assets	0.85%	0.86%	0.84%	0.85%	*	1.09%
Net investment income to average daily net assets	0.78%	0.52%	0.41%	0.59%	*	0.57%
Portfolio turnover rate	5%	4%	10%	N/A		N/A

	Class L
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$10.58	$12.18	$13.80	$13.11

Income (loss) from investment operations:
Net investment income	0.10 ***	0.08 ***	0.09 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(2.48)	(1.60)	(1.41)	0.90

Total income (loss) from investment operations	(2.38)	(1.52)	(1.32)	0.96

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.11)	(0.12)
From net realized gains	-	-	(0.19)	(0.15)

Total distributions	(0.09)	(0.08)	(0.30)	(0.27)

Net asset value, end of period	$8.11	$10.58	$12.18	$13.80

Total Return@	(22.53)%	(12.46)%	(9.61)%	7.38%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$54,756	$40,420	$28,623	$1,772
Net expenses to average daily net assets	0.60%	0.60%	0.59%	0.60%	*
Net investment income to average daily net assets	1.05%	0.75%	0.64%	0.90%	*
Portfolio turnover rate	5%	4%	10%	N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
††	For the period from March 1, 1999 through December 31, 1999.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  95  –

INDEXED EQUITY FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99††		Year ended 02/28/99
Net asset value, beginning of period	$10.60	$12.21	$13.81	$11.79		$10.00

Income (loss) from investment operations:
Net investment income	0.11 ***	0.10 ***	0.11 ***	0.11	***	0.12 ***
Net realized and unrealized gain (loss) on investments	(2.49)	(1.61)	(1.41)	2.18		1.78

Total income (loss) from investment operations	(2.38)	(1.51)	(1.30)	2.29		1.90

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.11)	(0.12)		(0.11)
From net realized gains	-	-	(0.19)	(0.15)		-

Total distributions	(0.10)	(0.10)	(0.30)	(0.27)		(0.11)

Net asset value, end of period	$8.12	$10.60	$12.21	$13.81		$11.79

Total Return@	(22.47)%	(12.37)%	(9.46)%	19.46%	**	18.98%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$198,240	$172,244	$115,648	$46,253		$859
Net expenses to average daily net assets	0.45%	0.45%	0.44%	0.44%	*	0.52%
Net investment income to average daily net assets	1.18%	0.90%	0.80%	1.01%	*	1.09%
Portfolio turnover rate	5%	4%	10%	N/A		N/A

	Class S
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99††		Year ended 02/28/99
Net asset value, beginning of period	$10.68	$12.29	$13.88	$11.82		$10.00

Income (loss) from investment operations:
Net investment income	0.11 ***	0.11 ***	0.11 ***	0.12	***	0.13 ***
Net realized and unrealized gain (loss) on investments	(2.50)	(1.62)	(1.42)	2.19		1.78

Total income (loss) from investment operations	(2.39)	(1.51)	(1.31)	2.31		1.91

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.09)	(0.10)		(0.09)
From net realized gains	-	-	(0.19)	(0.15)		-

Total distributions	(0.10)	(0.10)	(0.28)	(0.25)		(0.09)

Net asset value, end of period	$8.19	$10.68	$12.29	$13.88		$11.82

Total Return@	(22.41)%	(12.33)%	(9.47)%	19.61%	**	19.13%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$567,426	$642,799	$761,008	$813,419		$426,687
Net expenses to average daily net assets	0.42%	0.42%	0.42%	0.42%	*	0.43%
Net investment income to average daily net assets	1.20%	0.92%	0.83%	1.06%	*	1.23%
Portfolio turnover rate	5%	4%	10%	N/A		N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
††	For the period from March 1, 1999 through December 31, 1999.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  96  –

INDEXED EQUITY FUND

	Class Z			Class N
	Year ended 12/31/02	Period ended 12/31/01†		Period ended 12/31/02††
Net asset value, beginning of period	$10.68	$11.66		$8.05

Income (loss) from investment operations:
Net investment income	0.13 ***	0.09	***	0.00	***+
Net realized and unrealized loss on investments	(2.50)	(0.95)		(0.00	)+

Total income (loss) from investment operations	(2.37)	(0.86)		0.00

Less distributions to shareholders:
From net investment income	(0.12)	(0.12)		-

Net asset value, end of period	$8.19	$10.68		$8.05

Total Return@	(22.23)%	(7.33)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$16,821	$95		$101
Net expenses to average daily net assets	0.20%	0.21%	*	-	‡
Net investment income to average daily net assets	1.42%	1.20%	*	-	‡
Portfolio turnover rate	5%	4%	**	5%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  97  –

BLUE CHIP GROWTH FUND

	Class A				Class L
	Year ended 12/31/02		Period ended 12/31/01†		Year ended 12/31/02		Period ended 12/31/01†
Net asset value, beginning of period	$9.07		$10.00		$9.09		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.02	)***	(0.00	)***+	(0.01	)***
Net realized and unrealized loss on investments	(2.34)		(0.91)		(2.33)		(0.90)

Total loss from investment operations	(2.35)		(0.93)		(2.33)		(0.91)

Less distributions to shareholders:
From net investment income	(0.00	)++	-		-		-

Net asset value, end of period	$6.72		$9.07		$6.76		$9.09

Total Return@	(25.91)%		(9.30)%	**	(25.63)%		(9.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,914		$1,006		$217,427		$314,290
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%		1.39%	*	1.13%		1.14%	*
After expense waiver#	1.38%		1.39%	*	1.13%		1.14%	*
Net investment loss to average daily net assets	(0.20)%		(0.39)%	*	(0.05)%		(0.18)%	*
Portfolio turnover rate	30%		27%	**	30%		27%	**

	Class Y				Class S				Class N
	Year ended 12/31/02		Period ended 12/31/01†		Year ended 12/31/02		Period ended 12/31/01†		Period ended 12/31/02††
Net asset value, beginning of period	$9.10		$10.00		$9.10		$10.00		$6.69

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.00	)***+	0.02	***	0.00	***+	0.00	***+
Net realized and unrealized loss on investments	(2.34)		(0.90)		(2.33)		(0.90)		(0.00	)+

Total income (loss) from investment operations	(2.33)		(0.90)		(2.31)		(0.90)		0.00

Less distributions to shareholders:
From net investment income	(0.00	)++	-		(0.01)		-		-

Net asset value, end of period	$6.77		$9.10		$6.78		$9.10		$6.69

Total Return@	(25.56)%		(9.00)%	**	(25.43)%		(9.00)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$827		$617		$72,210		$113,011		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		1.02%	*	0.88%		0.89%	*	-	‡
After expense waiver#	1.01%		1.01%	*	0.88%		0.89%	*	-	‡
Net investment income (loss) to average daily net assets	0.12%		(0.02)%	*	0.20%		0.07%	*	-	‡
Portfolio turnover rate	30%		27%	**	30%		27%	**	30%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from June 1, 2001 (commencement of operations) through December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
++	Distributions from net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  98  –

LARGE CAP GROWTH FUND

	Class A			Class L
	Year ended 12/31/02		Period ended 12/31/01†	Year ended 12/31/02		Period ended 12/31/01†
Net asset value, beginning of period	$10.00		$10.00	$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	-	(0.01	)***	-
Net realized and unrealized loss on investments	(2.99)		-	(3.00)		-

Total loss from investment operations	(3.03)		-	(3.01)		-

Net asset value, end of period	$6.97		$10.00	$6.99		$10.00

Total Return@	(30.30)%		-	(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$826		$1	$3,883		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		-	1.15%		-
After expense waiver#	1.22%	(a)	-	0.98%	(a)	-
Net investment loss to average daily net assets	(0.48)%		-	(0.20)%		-
Portfolio turnover rate	56%		-	56%		-

	Class Y			Class S			Class N
	Year ended 12/31/02		Period ended 12/31/01†	Year ended 12/31/02		Period ended 12/31/01†	Period ended 12/31/02††
Net asset value, beginning of period	$10.00		$10.00	$10.00		$10.00	$6.95

Income (loss) from investment operations:
Net investment loss	(0.01	)***	-	(0.00	)***+	-	(0.00	)***+
Net realized and unrealized loss on investments	(2.99)		-	(2.99)		-	(0.01)

Total loss from investment operations	(3.00)		-	(2.99)		-	(0.01)

Net asset value, end of period	$7.00		$10.00	$7.01		$10.00	$6.94

Total Return@	(30.00)%		-	(29.90)%		-	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78		$1	$28,029		$10,001	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		-	0.96%		-	-	‡
After expense waiver#	0.82%	(a)	-	0.77%	(a)	-	-	‡
Net investment loss to average daily net assets	(0.11)%		-	(0.05)%		-	-	‡
Portfolio turnover rate	56%		-	56%		-	56%

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  99  –

GROWTH EQUITY FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$8.39		$11.24		$12.90		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.05	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(2.32)		(2.82)		(0.70)		2.98

Total income (loss) from investment operations	(2.35)		(2.85)		(0.75)		2.93

Less distributions to shareholders:
Tax return of capital	-		-		(0.00	)+	-
From net realized gains	-		-		(0.91)		(0.03)

Total distributions	-		-		(0.91)		(0.03)

Net asset value, end of period	$6.04		$8.39		$11.24		$12.90

Total Return@	(28.01)%		(25.36)%		(6.01)%		29.27%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$79,267		$75,186		$44,905		$2,379
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.27%		1.29%		1.50%	*
After expense waiver#	1.22%	(a)	1.24%		1.25%		N/A
Net investment loss to average daily net assets	(0.41)%		(0.36)%		(0.35)%		(0.68)%	*
Portfolio turnover rate	224%		279%		264%		114%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$8.45		$11.29		$12.93		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.01	)***	(0.01	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(2.34)		(2.83)		(0.72)		2.99

Total income (loss) from investment operations	(2.35)		(2.84)		(0.73)		2.96

Less distributions to shareholders:
Tax return of capital	-		-		(0.00	)+	-
From net realized gains	-		-		(0.91)		(0.03)

Total distributions	-		-		(0.91)		(0.03)

Net asset value, end of period	$6.10		$8.45		$11.29		$12.93

Total Return@	(27.81)%		(25.15)%		(5.84)%		29.57%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$99,882		$112,901		$69,163		$8,912
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		1.02%		1.04%		1.25%	*
After expense waiver#	0.97%	(a)	0.99%		1.00%		N/A
Net investment loss to average daily net assets	(0.17)%		(0.11)%		(0.11)%		(0.41)%	*
Portfolio turnover rate	224%		279%		264%		114%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
+	Tax return of capital is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for periods if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.
The rebated commissions are used to reduce operating expenses of the Fund.

–  100  –

GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$8.47		$11.31		$12.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***+	0.00	***+	0.00	***+	(0.02	)***
Net realized and unrealized gain (loss) on investments	(2.35)		(2.84)		(0.71)		2.98

Total income (loss) from investment operations	(2.35)		(2.84)		(0.71)		2.96

Less distributions to shareholders:
Tax return of capital	-		-		(0.00	)++	-
From net realized gains	-		-		(0.91)		(0.03)

Total distributions	-		-		(0.91)		(0.03)

Net asset value, end of period	$6.12		$8.47		$11.31		$12.93

Total Return@	(27.75)%		(25.11)%		(5.69)%		29.57%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$70,469		$81,552		$49,165		$34,170
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.87%		0.89%		1.12%	*
After expense waiver#	0.82%	(a)	0.84%		0.87%		N/A
Net investment income (loss) to average daily net assets	(0.03)%		0.04%		0.01%		(0.26)%	*
Portfolio turnover rate	224%		279%		264%		114%	**

	Class S								Class N
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†		Period ended 12/31/02††
Net asset value, beginning of period	$8.49		$11.32		$12.93		$10.00		$6.01

Income (loss) from investment operations:
Net investment income (loss)	0.00	***+	0.01	***	0.01	***	(0.01	)***	0.00	***+
Net realized and unrealized gain (loss) on investments	(2.35)		(2.84)		(0.71)		2.97		(0.00	)+

Total income (loss) from investment operations	(2.35)		(2.83)		(0.70)		2.96		0.00

Less distributions to shareholders:
Tax return of capital	-		-		(0.00	)++	-		-
From net realized gains	-		-		(0.91)		(0.03)		-

Total distributions	-		-		(0.91)		(0.03)		-

Net asset value, end of period	$6.14		$8.49		$11.32		$12.93		$6.01

Total Return@	(27.68)%		(25.00)%		(5.61)%		29.57%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$130,165		$174,610		$165,480		$62,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.81%		0.83%		0.97%	*	-	‡
After expense waiver#	0.76%	(a)	0.78%		0.80%		N/A		-	‡
Net investment income (loss) to average daily net assets	0.04%		0.10%		0.07%		(0.10)%	*	-	‡
Portfolio turnover rate	224%		279%		264%		114%	**	224%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
++	Distribution from tax return of capital is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for periods if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  101  –

AGGRESSIVE GROWTH FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01(a)		Period ended 12/31/00+
Net asset value, beginning of period	$5.28		$7.75		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.01	***
Net realized and unrealized loss on investments	(1.46)		(2.45)		(2.24)

Total loss from investment operations	(1.48)		(2.47)		(2.23)

Less distributions to shareholders:
From net investment income	-		-		(0.02)
Tax return of capital	-		-		(0.00	)****

Total distributions	-		-		(0.02)

Net asset value, end of period	$3.80		$5.28		$7.75

Total Return@	(28.03)%		(31.87)%		(22.32)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$37,203		$34,747		$32,257
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.36%		1.35%	*
After expense waiver#	1.34%	(b)	1.35%		N/A
Net investment income (loss) to average daily net assets	(0.56)%		(0.33)%		0.14%	*
Portfolio turnover rate	112%		112%		48%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01(a)		Period ended 12/31/00+
Net asset value, beginning of period	$5.31		$7.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.00	)***†	0.03	***
Net realized and unrealized loss on investments	(1.48)		(2.46)		(2.24)

Total loss from investment operations	(1.49)		(2.46)		(2.21)

Less distributions to shareholders:
From net investment income	-		-		(0.02)
Tax return of capital	-		-		(0.00	)****

Total distributions	-		-		(0.02)

Net asset value, end of period	$3.82		$5.31		$7.77

Total Return@	(28.06)%		(31.66)%		(22.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$31,012		$27,980		$21,017
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.11%		1.12%	*
After expense waiver#	1.09%	(b)	1.10%		N/A
Net investment income (loss) to average daily net assets	(0.31)%		(0.08)%		0.43%	*
Portfolio turnover rate	112%		112%		48%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from tax return of capital is less than $0.01 per share.
†	Net investment loss is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  102  –

AGGRESSIVE GROWTH FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01(a)		Period ended 12/31/00+
Net asset value, beginning of period	$5.31		$7.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.00	)***†	0.03	***
Net realized and unrealized loss on investments	(1.47)		(2.46)		(2.24)

Total loss from investment operations	(1.48)		(2.46)		(2.21)

Less distributions to shareholders:
From net investment income	-		-		(0.02)
Tax return of capital	-		-		(0.00	)****

Total distributions	-		-		(0.02)

Net asset value, end of period	$3.83		$5.31		$7.77

Total Return@	(27.87)%		(31.66)%		(22.06)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,145		$12,095		$2,295
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.96%		0.95%	*
After expense waiver#	0.94%	(b)	0.94%		N/A
Net investment income (loss) to average daily net assets	(0.16)%		(0.02)%		0.52%	*
Portfolio turnover rate	112%		112%		48%	**

	Class S						Class N
	Year ended 12/31/02		Year ended 12/31/01(a)		Period ended 12/31/00+		Period ended 12/31/02††
Net asset value, beginning of period	$5.32		$7.77		$10.00		$3.77

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.01	***	0.04	***	0.00	***†
Net realized and unrealized loss on investments	(1.47)		(2.46)		(2.24)		(0.00	)†

Total income (loss) from investment operations	(1.48)		(2.45)		(2.20)		0.00

Less distributions to shareholders:
From net investment income	-		-		(0.03)		-
Tax return of capital	-		-		(0.00	)****	-

Total distributions	-		-		(0.03)		-

Net asset value, end of period	$3.84		$5.32		$7.77		$3.77

Total Return@	(27.82)%		(31.53)%		(22.05)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$46,026		$76,724		$75,412		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.86%		0.87%	*	-	‡
After expense waiver#	0.84%	(b)	0.85%		N/A		-	‡
Net investment income (loss) to average daily net assets	(0.07)%		0.17%		0.70%	*	-	‡
Portfolio turnover rate	112%		112%		48%	**	112%
*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from tax return of capital is less than $0.01 per share.
†	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  103  –

OTC 100 FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$4.08		$6.08		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.04	)***	(0.05	)***
Net realized and unrealized loss on investments	(1.52)		(1.96)		(3.87)

Total loss from investment operations	(1.55)		(2.00)		(3.92)

Net asset value, end of period	$2.53		$4.08		$6.08

Total Return@	(37.99)%		(33.00)%		(39.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,644		$12,472		$4,411
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%		1.11%		1.11%	*
After expense waiver#	1.04%		1.07%		N/A
Net investment loss to average daily net assets	(0.90)%		(0.90)%		(0.91)%	*
Portfolio turnover rate	65%		45%		30%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$4.10		$6.09		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized loss on investments	(1.54)		(1.96)		(3.87)

Total loss from investment operations	(1.56)		(1.99)		(3.91)

Net asset value, end of period	$2.54		$4.10		$6.09

Total Return@	(38.05)%		(32.68)%		(39.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$6,389		$8,225		$2,360
Ratio of expenses to average daily net assets:
Before expense waiver	0.93%		0.86%		0.86%	*
After expense waiver#	0.79%		0.82%		N/A
Net investment loss to average daily net assets	(0.65)%		(0.65)%		(0.65)%	*
Portfolio turnover rate	65%		45%		30%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  104  –

OTC 100 FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$4.11		$6.10		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.02	)***	(0.03	)***
Net realized and unrealized loss on investments	(1.56)		(1.97)		(3.87)

Total loss from investment operations	(1.57)		(1.99)		(3.90)

Net asset value, end of period	$2.54		$4.11		$6.10

Total Return@	(37.96)%		(32.62)%		(39.00)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$998		$350		$121
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.71%		0.80%	*
After expense waiver#	0.64%		0.67%		N/A
Net investment loss to average daily net assets	(0.50)%		(0.50)%		(0.54)%	*
Portfolio turnover rate	65%		45%		30%	**

	Class S						Class N
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†		Period ended 12/31/02††
Net asset value, beginning of period	$4.12		$6.10		$10.00		$2.53

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.02	)***	(0.02	)***	(0.00	)***+
Net realized and unrealized loss on investments	(1.55)		(1.96)		(3.88)		(0.01)

Total loss from investment operations	(1.56)		(1.98)		(3.90)		(0.01)

Net asset value, end of period	$2.56		$4.12		$6.10		$2.52

Total Return@	(37.71)%		(32.62)%		(39.00)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,211		$19,602		$20,466		$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%		0.62%		0.69%	*	-	‡
After expense waiver#	0.54%		0.58%		N/A		-	‡
Net investment loss to average daily net assets	(0.41)%		(0.39)%		(0.39)%	*	-	‡
Portfolio turnover rate	65%		45%		30%	**	65%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	Net investment loss is less than $0.01 per share.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  105  –

FOCUSED VALUE FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$13.41		$10.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	0.02	***
Net realized and unrealized gain (loss) on investments	(1.33)		3.30		0.52

Total income (loss) from investment operations	(1.37)		3.26		0.54

Less distributions to shareholders:
From net investment income	-		(0.00	)****	(0.03)
From net realized gains	(0.10)		(0.36)		-

Total distributions	(0.10)		(0.36)		(0.03)

Net asset value, end of period	$11.94		$13.41		$10.51

Total Return@	(10.18)%		31.08%		5.41%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$54,319		$24,562		$753
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.29%		1.31%	*
After expense waiver#	1.30%	(a)	1.29%		N/A
Net investment income (loss) to average daily net assets	(0.33)%		(0.30)%		0.33%	*
Portfolio turnover rate	78%		53%		22%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$13.45		$10.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.00	***+	0.04	***
Net realized and unrealized gain (loss) on investments	(1.34)		3.31		0.51

Total income (loss) from investment operations	(1.35)		3.31		0.55

Less distributions to shareholders:
From net investment income	-		(0.01)		(0.04)
From net realized gains	(0.10)		(0.36)		-

Total distributions	(0.10)		(0.37)		(0.04)

Net asset value, end of period	$12.00		$13.45		$10.51

Total Return@	(10.00)%		31.50%		5.48%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$39,942		$25,594		$5,432
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.04%		1.05%	*
After expense waiver#	1.05%	(a)	1.04%		N/A
Net investment income (loss) to average daily net assets	(0.11)%		0.00%	++	0.59%	*
Portfolio turnover rate	78%		53%		22%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income is less than $0.01 per share.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
+	Net investment income is less than $0.01 per share.
++	The ratio of net investment income to average daily net assets is less than 0.01%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  106  –

FOCUSED VALUE FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00†
Net asset value, beginning of period	$13.46	$10.52	$10.00

Income (loss) from investment operations:
Net investment income	0.03 ***	0.02 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(1.36)	3.30	0.52

Total income (loss) from investment operations	(1.33)	3.32	0.57

Less distributions to shareholders:
From net investment income	-	(0.02)	(0.05)
From net realized gains	(0.10)	(0.36)	-

Total distributions	(0.10)	(0.38)	(0.05)

Net asset value, end of period	$12.03	$13.46	$10.52

Total Return@	(9.85)%	31.60%	5.66%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$45,302	$10,137	$502
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.89%	0.91%	*
After expense waiver#	0.90% (a)	0.89%	N/A
Net investment income to average daily net assets	0.24%	0.14%	0.75%	*
Portfolio turnover rate	78%	53%	22%	**

	Class S				Class N
	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00†		Period ended 12/31/02††
Net asset value, beginning of period	$13.48	$10.53	$10.00		$11.77

Income (loss) from investment operations:
Net investment income (loss)	0.02 ***	0.03 ***	0.06	***	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(1.34)	3.31	0.52		0.13

Total income (loss) from investment operations	(1.32)	3.34	0.58		0.13

Less distributions to shareholders:
From net investment income	-	(0.03)	(0.05)		-
From net realized gains	(0.10)	(0.36)	-		-

Total distributions	(0.10)	(0.39)	(0.05)		-

Net asset value, end of period	$12.06	$13.48	$10.53		$11.90

Total Return@	(9.76)%	31.70%	5.77%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$114,178	$110,092	$53,628		$102
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.79%	0.83%	*	-	‡
After expense waiver#	0.80% (a)	0.79%	N/A		-	‡
Net investment loss to average daily net assets	0.13%	0.28%	0.95%	*	-	‡
Portfolio turnover rate	78%	53%	22%	**	78%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  107  –

SMALL COMPANY VALUE FUND

	Class A		Class L
	Year ended 12/31/02	Period ended 12/31/01†	Year ended 12/31/02	Period ended 12/31/01†
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.05 ***	-	0.08 ***	-
Net realized and unrealized loss on investments	(1.37)	-	(1.39)	-

Total loss from investment operations	(1.32)	-	(1.31)	-

Less distributions to shareholders:
From net investment income	(0.02)	-	(0.04)	-

Net asset value, end of period	$8.66	$10.00	$8.65	$10.00

Total Return@	(13.27)%	-	(13.10)%	-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$8,602	$1	$3,252	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%	-	1.39%	-
After expense waiver#	1.37% (a)	-	1.11% (a)	-
Net investment income to average daily net assets	0.52%	-	0.86%	-
Portfolio turnover rate	69%	N/A	69%	N/A

	Class Y		Class S		Class N
	Year ended 12/31/02	Period ended 12/31/01†	Year ended 12/31/02	Period ended 12/31/01†	Period ended 12/31/02††
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$8.59

Income (loss) from investment operations:
Net investment income	0.11 ***	-	0.07 ***	-	0.00	***+
Net realized and unrealized loss on investments	(1.40)	-	(1.36)	-	0.04

Total income (loss) from investment operations	(1.29)	-	(1.29)	-	0.04

Less distributions to shareholders:
From net investment income	(0.05)	-	(0.04)	-	-

Net asset value, end of period	$8.66	$10.00	$8.67	$10.00	$8.63

Total Return@	(12.92)%	-	(12.92)%	-	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$19,708	$1	$44,356	$10,001	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	-	1.20%	-	-	‡
After expense waiver#	0.92% (a)	-	0.96% (a)	-	-	‡
Net investment income to average daily net assets	1.32%	-	0.76%	-	-	‡
Portfolio turnover rate	69%	N/A	69%	N/A	69%

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  108  –

SMALL CAP EQUITY FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98+
Net asset value, beginning of period	$12.62		$13.36		$13.56	$14.07	$17.48

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.00	)***++	0.01 ***	0.07 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	(1.68)		0.42		1.82	(0.13)	(1.78)

Total income (loss) from investment operations	(1.69)		0.42		1.83	(0.06)	(1.75)

Less distributions to shareholders:
From net investment income	-		(0.01)		(0.08)	(0.09)	(0.12)
From net realized gains	(0.78)		(1.15)		(1.95)	(0.36)	(1.54)

Total distributions	(0.78)		(1.16)		(2.03)	(0.45)	(1.66)

Net asset value, end of period	$10.15		$12.62		$13.36	$13.56	$14.07

Total Return@	(13.30)%		3.12%		13.68%	(0.36)%	(9.58)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$9,079		$8,361		$4,093	$262	$174
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%		1.19%		1.19%	1.22%	1.30%
After expense waiver	1.19%	(a)	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.13)%		(0.01)%		0.07%	0.49%	0.19%
Portfolio turnover rate	49%		91%		61%	34%	31%

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$12.65		$13.38		$13.55	$13.66

Income (loss) from investment operations:
Net investment income	0.01	***	0.03	***	0.05 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	(1.68)		0.43		1.82	0.32

Total income (loss) from investment operations	(1.67)		0.46		1.87	0.40

Less distributions to shareholders:
From net investment income	(0.02)		(0.04)		(0.09)	(0.15)
Tax return of capital	(0.00	)++	-		-	-
From net realized gains	(0.78)		(1.15)		(1.95)	(0.36)

Total distributions	(0.80)		(1.19)		(2.04)	(0.51)

Net asset value, end of period	$10.18		$12.65		$13.38	$13.55

Total Return@	(13.07)%		3.38%		13.97%	2.97% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$45,887		$42,174		$22,795	$1,634
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.94%		0.94%	0.94% *
After expense waiver	0.94%	(a)	N/A		N/A	N/A
Net investment income to average daily net assets	0.12%		0.25%		0.34%	0.83% *
Portfolio turnover rate	49%		91%		61%	34% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	Amounts have been restated to reflect reverse stock splits.
++	Net investment loss and tax return of capital are less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  109  –

SMALL CAP EQUITY FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98+
Net asset value, beginning of period	$12.66	$13.39	$13.56	$14.06	$17.51

Income (loss) from investment operations:
Net investment income	0.03 ***	0.05 ***	0.08 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	(1.68)	0.44	1.79	(0.11)	(1.81)

Total income (loss) from investment operations	(1.65)	0.49	1.87	0.01	(1.70)

Less distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.09)	(0.15)	(0.21)
Tax return of capital	(0.00)++	-	-	-	-
From net realized gains	(0.78)	(1.15)	(1.95)	(0.36)	(1.54)

Total distributions	(0.82)	(1.22)	(2.04)	(0.51)	(1.75)

Net asset value, end of period	$10.19	$12.66	$13.39	$13.56	$14.06

Total Return@	(12.93)%	3.56%	14.02%	0.13%	(9.25)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$14,820	$15,265	$7,444	$3,990	$568
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%	0.78%	0.80%	0.85%
After expense waiver	0.79% (a)	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	0.27%	0.40%	0.54%	0.86%	0.67%
Portfolio turnover rate	49%	91%	61%	34%	31%

	Class S					Class N
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98(1)	Period ended 12/31/02††
Net asset value, beginning of period	$12.71	$13.43	$13.58	$14.06	$16.61	$10.02

Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.07 ***	0.10 ***	0.14 ***	0.13	(0.00	)***++
Net realized and unrealized gain (loss) on investments	(1.68)	0.43	1.80	(0.11)	(1.67)	0.10

Total income (loss) from investment operations	(1.64)	0.50	1.90	0.03	(1.54)	0.10

Less distributions to shareholders:
From net investment income	(0.05)	(0.07)	(0.10)	(0.15)	(0.13)	-
Tax return of capital	(0.00)++	-	-	-	-	-
From net realized gains	(0.78)	(1.15)	(1.95)	(0.36)	(0.88)	-

Total distributions	(0.83)	(1.22)	(2.05)	(0.51)	(1.01)	-

Net asset value, end of period	$10.24	$12.71	$13.43	$13.58	$14.06	$10.12

Total Return@	(12.80)%	3.63%	14.19%	0.25%	(9.02)%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$346,390	$547,927	$580,065	$640,600	$682,578	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%	0.69%	0.68%	0.67%	0.64%	-	‡
After expense waiver	0.69% (a)	N/A	N/A	N/A	N/A	-	‡
Net investment income to average daily net assets	0.37%	0.50%	0.68%	1.03%	0.86%	-	‡
Portfolio turnover rate	49%	91%	61%	34%	31%	49%
***	Per share amount calculated on the average shares method.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Amounts have been restated to reflect reverse stock splits.
++	Net investment loss and tax return of capital are less than $0.01 per share.
(1)	Class S shares were previously designated as Class 4 shares.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  110  –

MID CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$8.18		$11.66		$13.90		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.08	)***	(0.13	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	(2.25)		(3.40)		(0.84)		3.97

Total income (loss) from investment operations	(2.31)		(3.48)		(0.97)		3.90

Less distributions to shareholders:
Tax return of capital	-		-		(0.01)		-
From net realized gains	-		-		(1.26)		-

Total distributions	-		-		(1.27)		-

Net asset value, end of period	$5.87		$8.18		$11.66		$13.90

Total Return@	(28.24)%		(29.85)%		(7.49)%		39.00%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$23,351		$27,226		$25,239		$682
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.33%		1.36%	*
After expense waiver#	1.29%		1.27%		1.28%		N/A
Net investment loss to average daily net assets	(0.90)%		(0.86)%		(0.91)%		(0.86)%	*
Portfolio turnover rate	284%		160%		153%		127%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$8.24		$11.72		$13.93		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.05	)***	(0.09	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(2.27)		(3.43)		(0.85)		3.98

Total income (loss) from investment operations	(2.31)		(3.48)		(0.94)		3.93

Less distributions to shareholders:
From net investment income	-		(0.00	)****	-		-
Tax return of capital	-		-		(0.01)		-
From net realized gains	-		-		(1.26)		-

Total distributions	-		(0.00)		(1.27)		-

Net asset value, end of period	$5.93		$8.24		$11.72		$13.93

Total Return@	(28.03)%		(29.68)%		(7.26)%		39.30%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$24,204		$28,351		$27,061		$4,642
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.05%		1.08%		1.12%	*
After expense waiver#	1.04%		1.02%		1.03%		N/A
Net investment loss to average daily net assets	(0.65)%		(0.61)%		(0.65)%		(0.63)%	*
Portfolio turnover rate	284%		160%		153%		127%	**

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  111  –

MID CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$8.26		$11.75		$13.94		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.07	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	(2.28)		(3.44)		(0.85)		3.98

Total income (loss) from investment operations	(2.31)		(3.49)		(0.92)		3.94

Less distributions to shareholders:
From net investment income	-		(0.00	)****	-		-
Tax return of capital	-		-		(0.01)		-
From net realized gains	-		-		(1.26)		-

Total distributions	-		(0.00)		(1.27)		-

Net asset value, end of period	$5.95		$8.26		$11.75		$13.94

Total Return@	(27.97)%		(29.67)%		(7.11)%		39.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$9,379		$12,490		$48,079		$41,952
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.90%		0.92%		0.98%	*
After expense waiver#	0.89%		0.87%		0.88%		N/A
Net investment loss to average daily net assets	(0.50)%		(0.49)%		(0.50)%		(0.48)%	*
Portfolio turnover rate	284%		160%		153%		127%	**

	Class S								Class N
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†		Period ended 12/31/02††
Net asset value, beginning of period	$8.27		$11.75		$13.94		$10.00		$5.86

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.04	)***	(0.06	)***	(0.02	)***	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(2.28)		(3.43)		(0.86)		3.96		(0.01)

Total income (loss) from investment operations	(2.31)		(3.47)		(0.92)		3.94		(0.01)

Less distributions to shareholders:
From net investment income	-		(0.01)		-		-		-
Tax return of capital	-		-		(0.01)		-		-
From net realized gains	-		-		(1.26)		-		-

Total distributions	-		(0.01)		(1.27)		-		-

Net asset value, end of period	$5.96		$8.27		$11.75		$13.94		$5.85

Total Return@	(27.93)%		(29.52)%		(7.11)%		39.40%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$47,443		$81,248		$120,207		$60,279		$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.83%		0.85%		0.89%	*	-	‡
After expense waiver#	0.82%		0.80%		0.81%		N/A		-	‡
Net investment loss to average daily net assets	(0.43)%		(0.40)%		(0.43)%		(0.32)%	*	-	‡
Portfolio turnover rate	284%		160%		153%		127%	**	284%

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  112  –

MID CAP GROWTH EQUITY II FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$10.33		$10.48		$10.00

Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.09	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(2.13)		(0.06)		0.50

Total income (loss) from investment operations	(2.21)		(0.15)		0.48

Net asset value, end of period	$8.12		$10.33		$10.48

Total Return@	(21.39)%		(1.43)%		4.80%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$30,968		$14,113		$2,861
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.35%		1.37%	*
After expense waiver#	1.35%	(a)	1.35%		N/A
Net investment loss to average daily net assets	(0.96)%		(0.89)%		(0.40)%	*
Portfolio turnover rate	61%		49%		37%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$10.37		$10.50		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.06	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(2.13)		(0.07)		0.52

Total income (loss) from investment operations	(2.20)		(0.13)		0.50

Net asset value, end of period	$8.17		$10.37		$10.50

Total Return@	(21.22)%		(1.24)%		5.00%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$116,835		$136,206		$126,876
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.10%		1.12%	*
After expense waiver#	1.09%	(a)	1.10%		N/A
Net investment loss to average daily net assets	(0.72)%		(0.59)%		(0.25)%	*
Portfolio turnover rate	61%		49%		37%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from June 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  113  –

MID CAP GROWTH EQUITY II FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$10.40		$10.51		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.05	)***	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(2.15)		(0.06)		0.51

Total income (loss) from investment operations	(2.19)		(0.11)		0.51

Net asset value, end of period	$8.21		$10.40		$10.51

Total Return@	(21.06)%		(1.05)%		5.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,835		$622		$267
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.95%		0.97%	*
After expense waiver#	0.96%	(a)	0.95%		N/A
Net investment loss to average daily net assets	(0.51)%		(0.48)%		(0.07)%	*
Portfolio turnover rate	61%		49%		37%	**

	Class S						Class N
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†		Period ended 12/31/02††
Net asset value, beginning of period	$10.41		$10.51		$10.00		$8.05

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.03	)***	(0.00	)***+	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(2.15)		(0.07)		0.51		0.04

Total income (loss) from investment operations	(2.19)		(0.10)		0.51		0.04

Net asset value, end of period	$8.22		$10.41		$10.51		$8.09

Total Return@	(21.04)%		(0.95)%		5.10%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$72,595		$88,921		$90,248		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.86%		0.88%	*	-	‡
After expense waiver#	0.85%	(a)	0.86%		N/A		-	‡
Net investment loss to average daily net assets	(0.48)%		(0.34)%		(0.01)%	*	-	‡
Portfolio turnover rate	61%		49%		37%	**	61%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from June 1, 2000 (commencement of operations) through December 31, 2000.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to short time frame.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  114  –

SMALL CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$11.79		$13.37		$15.86		$10.00

Income (loss) from investment operations:
Net investment loss	(0.11	)***	(0.08	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(2.92)		(1.50)		(2.08)		6.06

Total income (loss) from investment operations	(3.03)		(1.58)		(2.12)		6.03

Less distributions to shareholders:
From net investment income	-		-		(0.00	)****	-
Tax return of capital	-		-		(0.00	)****	-
From net realized gains	-		-		(0.37)		(0.17)

Total distributions	-		-		(0.37)		(0.17)

Net asset value, end of period	$8.76		$11.79		$13.37		$15.86

Total Return@	(25.70)%		(11.82)%		(13.82)%		60.42%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$35,509		$32,095		$15,854		$1,742
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.51%		1.53%		1.79%	*
After expense waiver#	1.50%	(a)	1.49%		1.50%		N/A
Net investment loss to average daily net assets	(1.08)%		(0.67)%		(0.28)%		(0.39)%	*
Portfolio turnover rate	51%		114%		97%		68%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$11.85		$13.41		$15.88		$10.00

Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.05	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(2.94)		(1.51)		(2.08)		6.06

Total income (loss) from investment operations	(3.02)		(1.56)		(2.09)		6.05

Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.00	)****
Tax return of capital	-		-		(0.00	)****	-
From net realized gains	-		-		(0.37)		(0.17)

Total distributions	-		-		(0.38)		(0.17)

Net asset value, end of period	$8.83		$11.85		$13.41		$15.88

Total Return@	(25.49)%		(11.63)%		(13.54)%		60.55%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$44,419		$43,839		$21,000		$2,198
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.28%		1.52%	*
After expense waiver#	1.25%	(a)	1.24%		1.25%		N/A
Net investment loss to average daily net assets	(0.83)%		(0.40)%		(0.03)%		(0.12)%	*
Portfolio turnover rate	51%		114%		97%		68%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income and tax return of capital are less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Account (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these changes.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  115  –

SMALL CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$11.89		$13.43		$15.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.03	)***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	(2.95)		(1.51)		(2.10)		6.07

Total income (loss) from investment operations	(3.02)		(1.54)		(2.08)		6.08

Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.01)
Tax return of capital	-		-		(0.00	)****	-
From net realized gains	-		-		(0.37)		(0.17)

Total distributions	-		-		(0.39)		(0.18)

Net asset value, end of period	$8.87		$11.89		$13.43		$15.90

Total Return@	(25.40)%		(11.47)%		(13.44)%		60.71%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$43,123		$44,759		$35,864		$12,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.11%		1.13%		1.31%	*
After expense waiver#	1.10%	(a)	1.09%		1.10%		N/A
Net investment income (loss) to average daily net assets	(0.68)%		(0.25)%		0.11%		0.14%	*
Portfolio turnover rate	51%		114%		97%		68%	**

	Class S								Class N
	Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99†		Period ended 12/31/02††
Net asset value, beginning of period	$11.92		$13.45		$15.91		$10.00		$8.68

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.01	)***	0.04	***	0.02	***	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(2.95)		(1.52)		(2.10)		6.07		0.04

Total income (loss) from investment operations	(3.01)		(1.53)		(2.06)		6.09		0.04

Less distributions to shareholders:
From net investment income	-		-		(0.03)		(0.01)		-
Tax return of capital	-		-		(0.00	)****	-		-
From net realized gains	-		-		(0.37)		(0.17)		-

Total distributions	-		-		(0.40)		(0.18)		-

Net asset value, end of period	$8.91		$11.92		$13.45		$15.91		$8.72

Total Return@	(25.25)%		(11.38)%		(13.32)%		60.91%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$123,762		$156,565		$147,368		$92,254		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.99%		1.19%	*	-	‡
After expense waiver#	0.96%	(a)	0.95%		0.97%		N/A		-	‡
Net investment income (loss) to average daily net assets	(0.54)%		(0.09)%		0.26%		0.19%	*	-	‡
Portfolio turnover rate	51%		114%		97%		68%	**	51%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from tax return of capital is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Account (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these changes.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  116  –

SMALL COMPANY GROWTH FUND

	Class A			Class L
	Year ended 12/31/02		Period ended 12/31/01†	Year ended 12/31/02		Period ended 12/31/01†
Net asset value, beginning of period	$10.00		$10.00	$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06	)***	-	(0.04	)***	-
Net realized and unrealized loss on investments	(2.95)		-	(2.95)		-

Total loss from investment operations	(3.01)		-	(2.99)		-

Net asset value, end of period	$6.99		$10.00	$7.01		$10.00

Total Return@	(30.10)%		-	(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,038		$1	$10,319		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.83%		-	1.58%		-
After expense waiver#	1.16%	(a)	-	0.92%	(a)	-
Net investment loss to average daily net assets	(0.80)%		-	(0.59)%		-
Portfolio turnover rate	150%		-	150%		-

	Class Y			Class S			Class N
	Year ended 12/31/02		Period ended 12/31/01†	Year ended 12/31/02		Period ended 12/31/01†	Period ended 12/31/02††
Net asset value, beginning of period	$10.00		$10.00	$10.00		$10.00	$6.90

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	-	(0.03	)***	-	0.00	***+
Net realized and unrealized gain (loss) on investments	(2.94)		-	(2.95)		-	0.05

Total income (loss) from investment operations	(2.98)		-	(2.98)		-	0.05

Net asset value, end of period	$7.02		$10.00	$7.02		$10.00	$6.95

Total Return@	(29.80)%		-	(29.70)%		-	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,545		$1	$8,763		$10,001	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.43%		-	1.39%		-	-	‡
After expense waiver#	0.83%	(a)	-	0.80%	(a)	-	-	‡
Net investment loss to average daily net assets	(0.52)%		-	(0.41)%		-	-	‡
Portfolio turnover rate	150%		-	150%		-	150%

***	Per share amount calculated on the average shares method.
†	The Fund commenced operations on December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  117  –

EMERGING GROWTH FUND

	Class A
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$6.11		$7.31		$10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.06	)***	(0.05	)***
Net realized and unrealized loss on investments	(2.53)		(1.14)		(2.64)

Total loss from investment operations	(2.58)		(1.20)		(2.69)

Net asset value, end of period	$3.53		$6.11		$7.31

Total Return@	(42.23)%		(16.53)%		(26.80)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,153		$12,760		$5,197
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.44%		1.48%	*
After expense waiver#	1.39%		1.41%		N/A
Net investment loss to average daily net assets	(1.23)%		(0.96)%		(0.82)%	*
Portfolio turnover rate	175%		139%		132%	**

	Class L
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$6.13		$7.31		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized loss on investments	(2.54)		(1.14)		(2.66)

Total loss from investment operations	(2.58)		(1.18)		(2.69)

Net asset value, end of period	$3.55		$6.13		$7.31

Total Return@	(42.09)%		(16.37)%		(26.70)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$20,924		$26,106		$12,753
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.18%		1.23%	*
After expense waiver#	1.14%		1.16%		N/A
Net investment loss to average daily net assets	(0.98)%		(0.71)%		(0.54)%	*
Portfolio turnover rate	175%		139%		132%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the year ended December 31, 2002.
@	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  118  –

EMERGING GROWTH FUND

	Class Y
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†
Net asset value, beginning of period	$6.15		$7.32		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.03	)***	(0.02	)***
Net realized and unrealized loss on investments	(2.54)		(1.14)		(2.66)

Total loss from investment operations	(2.58)		(1.17)		(2.68)

Net asset value, end of period	$3.57		$6.15		$7.32

Total Return@	(41.95)%		(16.10)%		(26.70)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,664		$3,309		$3,222
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.04%		1.06%	*
After expense waiver#	0.99%		1.01%		N/A
Net investment loss to average daily net assets	(0.83)%		(0.55)%		(0.35)%	*
Portfolio turnover rate	175%		139%		132%	**

	Class S						Class N
	Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00†		Period ended 12/31/02††
Net asset value, beginning of period	$6.15		$7.32		$10.00		$3.50

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.02	)***	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(2.54)		(1.14)		(2.66)		0.01

Total income (loss) from investment operations	(2.57)		(1.17)		(2.68)		0.01

Net asset value, end of period	$3.58		$6.15		$7.32		$3.51

Total Return@	(41.79)%		(16.10)%		(26.70)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$24,658		$56,195		$58,872		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.94%		0.98%	*	-	‡
After expense waiver#	0.89%		0.91%		N/A		-	‡
Net investment loss to average daily net assets	(0.73)%		(0.45)%		(0.29)%	*	-	‡
Portfolio turnover rate	175%		139%		132%	**	175%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the year ended December 31, 2002.
@	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  119  –

INTERNATIONAL EQUITY FUND

	Class A
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98+
Net asset value, beginning of period	$9.12	$12.06	$16.91		$11.37		$12.81

Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.04 ***	(0.13	)***	(0.04	)***	0.01 ***
Net realized and unrealized gain (loss) on investments	(2.80)	(2.98)	(1.50)		6.39		0.53

Total income (loss) from investment operations	(2.75)	(2.94)	(1.63)		6.35		0.54

Less distributions to shareholders:
From net investment income	(0.05)	(0.00)++	(0.02)		(0.00	)++	(0.12)
Tax return of capital	(0.00)++	-	-		-		-
From net realized gains	-	-	(3.20)		(0.81)		(1.86)

Total distributions	(0.05)	(0.00)	(3.22)		(0.81)		(1.98)

Net asset value, end of period	$6.32	$9.12	$12.06		$16.91		$11.37

Total Return@	(30.11)%	(24.37)%	(9.30)%		56.25%		4.40%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$30,849	$39,762	$26,246		$548		$135
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%	1.51%	1.67%		1.55%		1.69%
After expense waiver#	1.52% (a)	1.50%	N/A		N/A		N/A
Net investment income (loss) to average daily net assets	0.67%	0.42%	(0.81)%		(0.28)%		0.10%
Portfolio turnover rate	40%	38%	69%		63%		80%

	Class L
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$9.13	$12.07	$16.89		$12.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.07 ***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(2.81)	(2.99)	(1.54)		5.78

Total income (loss) from investment operations	(2.73)	(2.92)	(1.60)		5.73

Less distributions to shareholders:
From net investment income	(0.06)	(0.02)	(0.02)		(0.03)
Tax return of capital	(0.00)++	-	-		-
From net realized gains	-	-	(3.20)		(0.81)

Total distributions	(0.06)	(0.02)	(3.22)		(0.84)

Net asset value, end of period	$6.34	$9.13	$12.07		$16.89

Total Return@	(29.89)%	(24.18)%	(9.12)%		48.17%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$95,876	$106,987	$67,113		$7,335
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%	1.26%	1.37%		1.26%	*
After expense waiver#	1.27% (a)	1.25%	N/A		N/A
Net investment income (loss) to average daily net assets	0.97%	0.66%	(0.37)%		(0.54)%	*
Portfolio turnover rate	40%	38%	69%		63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	Amounts have been restated to reflect reverse stock splits.
++	Distributions from net investment income and tax return of capital are less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  120  –

INTERNATIONAL EQUITY FUND

	Class Y
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98+
Net asset value, beginning of period	$9.18	$12.14	$16.95		$11.37		$12.83

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.08 ***	0.00	***++	(0.01	)***	0.06 ***
Net realized and unrealized gain (loss) on investments	(2.81)	(3.01)	(1.58)		6.44		0.55

Total income (loss) from investment operations	(2.73)	(2.93)	(1.58)		6.43		0.61

Less distributions to shareholders:
From net investment income	(0.08)	(0.03)	(0.03)		(0.04)		(0.21)
Tax return of capital	(0.00)++	-	-		-		-
From net realized gains	-	-	(3.20)		(0.81)		(1.86)

Total distributions	(0.08)	(0.03)	(3.23)		(0.85)		(2.07)

Net asset value, end of period	$6.37	$9.18	$12.14		$16.95		$11.37

Total Return@	(29.82)%	(24.10)%	(8.97)%		57.04%		4.84%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$41,795	$51,999	$31,651		$9,335		$503
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.11%	1.18%		1.11%		1.23%
After expense waiver#	1.11% (a)	1.10%	N/A		N/A		N/A
Net investment income (loss) to average daily net assets	1.07%	0.79%	0.02%		(0.09)%		0.43%
Portfolio turnover rate	40%	38%	69%		63%		80%

	Class S							Class N
	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98(1)	Period ended 12/31/02††
Net asset value, beginning of period	$9.21	$12.16	$16.96		$11.37		$12.38	$6.26

Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.08 ***	0.04	***	0.05	***	0.10	(0.00	)***++
Net realized and unrealized gain (loss) on investments	(2.83)	(3.00)	(1.61)		6.38		0.51	0.04

Total income (loss) from investment operations	(2.74)	(2.92)	(1.57)		6.43		0.61	0.04

Less distributions to shareholders:
From net investment income	(0.08)	(0.03)	(0.03)		(0.03)		(0.17)	-
Tax return of capital	(0.00)++	-	-
From net realized gains	-	-	(3.20)		(0.81)		(1.45)	-

Total distributions	(0.08)	(0.03)	(3.23)		(0.84)		(1.62)	-

Net asset value, end of period	$6.39	$9.21	$12.16		$16.96		$11.37	$6.30

Total Return@	(29.82)%	(23.99)%	(8.95)%		56.98%		5.05%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$441,475	$721,113	$1,027,623		$1,087,858		$640,498	$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.08%	1.12%		1.06%		1.04%	-	‡
After expense waiver#	1.09% (a)	1.07%	N/A		N/A		N/A	-	‡
Net investment income to average daily net assets	1.18%	0.82%	0.22%		0.42%		0.73%	-	‡
Portfolio turnover rate	40%	38%	69%		63%		80%	40%
***	Per share amount calculated on the average shares method.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Amounts have been restated to reflect reverse stock splits.
++	Net investment income (loss) and tax return of capital are less than $0.01 per share.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  121  –

OVERSEAS FUND

	Class A				Class L
	Year ended 12/31/02		Period ended 12/31/01†		Year ended 12/31/02		Period ended 12/31/01†
Net asset value, beginning of period	$8.41		$10.00		$8.42		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.05	)***	0.02	***	(0.03	)***
Net realized and unrealized loss on investments	(1.05)		(1.54)		(1.08)		(1.55)

Total loss from investment operations	(1.04)		(1.59)		(1.06)		(1.58)

Less distributions to shareholders:
From net investment income	(0.01)		-		(0.01)		-
Tax return of capital	(0.00	) +	-		(0.00	) +	-

Total distributions	(0.01)		-		(0.01)		-

Net asset value, end of period	$7.36		$8.41		$7.35		$8.42

Total Return@	(12.66)%		(15.90)%	**	(12.44)%		(15.80)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$18,674		$1,159		$19,236		$899
Ratio of expenses to average daily net assets:
Before expense waiver	2.13%		1.95%	*	1.88%		1.78%	*
After expense waiver#	1.63%	(a)	1.73%	*	1.37%	(a)	1.56%	*
Net investment income (loss) to average daily net assets	0.09%		(0.91)%	*	0.20%		(0.59)%	*
Portfolio turnover rate	138%		111%	**	138%		111%	**
	Class Y				Class S				Class N
	Year ended 12/31/02		Period ended 12/31/01†		Year ended 12/31/02		Period ended 12/31/01†		Period ended 12/31/02††
Net asset value, beginning of period	$8.43		$10.00		$8.43		$10.00		$7.24

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***+	0.00	***+	0.05	***	0.01	***	(0.00	)***+
Net realized and unrealized gain (loss) on investments	(1.05)		(1.57)		(1.09)		(1.58)		0.07

Total income (loss) from investment operations	(1.05)		(1.57)		(1.04)		(1.57)		0.07

Less distributions to shareholders:
From net investment income	(0.02)		-		(0.02)		-		-
Tax return of capital	(0.00	) +	-		(0.00	) +	-		-

Total distributions	(0.02)		-		(0.02)		-		-

Net asset value, end of period	$7.36		$8.43		$7.37		$8.43		$7.31

Total Return@	(12.34)%		(15.70)%	**	(12.23)%		(15.70)%	**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$19,204		$88		$54,437		$20,693		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.73%		1.90%	*	1.68%		1.85%	*	-	‡
After expense waiver#	1.22%	(a)	1.69%	*	1.18%	(a)	1.63%	*	-	‡
Net investment income (loss) to average daily net assets	(0.02)%		0.08%	*	0.68%		0.14%	*	-	‡
Portfolio turnover rate	138%		111%	**	138%		111%	**	138%

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are meaningless due to the short period of operations.
+	Net investment income (loss) and tax return of capital are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and the year ended December 31, 2002.
@	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  122  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so

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purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Short-Duration Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. This 25% limitation is not applicable to the Value Equity Fund, the Blue Chip Growth Fund and the Aggressive Growth Fund. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds and the International Equity Fund and the Overseas Fund

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may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Balanced Fund, the Core Value Equity Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Overseas Fund may also enter into stock index futures contracts. These Funds and the International Equity Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to

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achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders. The Large Cap Growth Fund, the Growth Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund typically would be expected to have the highest incidence of trading activity.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” funds are technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 56). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500® Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index® for the OTC 100 Fund, Northern Trust, the Funds’ investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500® Index or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, except for the Value Equity Fund’s and Blue Chip Growth Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. For the Value Equity Fund and the Blue Chip Growth Fund, each Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

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(1)	There is no limitation for U.S. Government Securities.

(2)	In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers’ acceptances issued by domestic banks.

Issuer Diversification

The Indexed Equity Fund, the Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of

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their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by MassMutual to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Overseas Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

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MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at  http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INSTITUTIONAL FUNDS (THE “TRUST”) DATED MAY 1, 2003, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2002 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Money Market Fund
•	MassMutual Short-Duration Bond Fund
•	MassMutual Core Bond Fund
•	MassMutual Diversified Bond Fund
•	MassMutual Balanced Fund
•	MassMutual Core Value Equity Fund
•	MassMutual Fundamental Value Fund
•	MassMutual Value Equity Fund
•	MassMutual Large Cap Value Fund
•	MassMutual Indexed Equity Fund
•	MassMutual Blue Chip Growth Fund
•	MassMutual Large Cap Growth Fund
•	MassMutual Growth Equity Fund
•	MassMutual Aggressive Growth Fund
•	MassMutual OTC 100 Fund
•	MassMutual Focused Value Fund
•	MassMutual Small Company Value Fund
•	MassMutual Small Cap Equity Fund
•	MassMutual Mid Cap Growth Equity Fund
•	MassMutual Mid Cap Growth Equity II Fund
•	MassMutual Small Cap Growth Equity Fund
•	MassMutual Small Company Growth Fund
•	MassMutual Emerging Growth Fund
•	MassMutual International Equity Fund
•	MassMutual Overseas Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated May 1, 2003

GENERAL INFORMATION

MassMutual Institutional Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-five separate series of the Trust: (1) MassMutual Money Market Fund (“Money Market Fund”), (2) MassMutual Short-Duration Bond Fund (“Short-Duration Bond Fund”), (3) MassMutual Core Bond Fund (“Core Bond Fund”), (4) MassMutual Diversified Bond Fund (“Diversified Bond Fund”), (5) MassMutual Balanced Fund (“Balanced Fund”), (6) MassMutual Core Value Equity Fund (“Core Value Equity Fund”), (7) MassMutual Fundamental Value Fund (“Fundamental Value Fund”), (8) MassMutual Value Equity Fund (“Value Equity Fund”), (9) MassMutual Large Cap Value Fund (“Large Cap Value Fund”) (10) MassMutual Indexed Equity Fund (“Indexed Equity Fund”), (11) MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”), (12) MassMutual Large Cap Growth Fund (“Large Cap Growth Fund”), (13) MassMutual Growth Equity Fund (“Growth Equity Fund”), (14) MassMutual Aggressive Growth Fund (“Aggressive Growth Fund”), (15) MassMutual OTC 100 Fund (“OTC 100 Fund”), (16) MassMutual Focused Value Fund (“Focused Value Fund”), (17) MassMutual Small Company Value Fund (“Small Company Value Fund”), (18) MassMutual Small Cap Equity Fund (“Small Cap Equity Fund”), (19) MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (20) MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (21) MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (22) MassMutual Small Company Growth Fund (“Small Company Growth Fund”), (23) MassMutual Emerging Growth Fund (“Emerging Growth Fund”), (24) MassMutual International Equity Fund (“International Equity Fund”) and (25) MassMutual Overseas Fund (“Overseas Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty-five separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, a portion of the Core Value Equity Fund, the Small Cap Equity Fund and each of the segments of the Balanced Fund is David L. Babson & Company Inc. (“Babson”), located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. The investment sub-adviser for the other portion of the Core Value Equity Fund is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105. The investment sub-adviser for the Growth Equity Fund is Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116. The investment sub-adviser for the Mid Cap Growth Equity Fund is Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501. The investment sub-advisers for the Small Cap Growth Equity Fund are Wellington Management Company, LLP (“Wellington Management”) located at 75 State Street, Boston, Massachusetts 02109 and Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202. The investment sub-adviser for the International Equity Fund is OppenheimerFunds, Inc. (“OFI”), located at 498 Seventh Avenue, New York, New York 10018. Babson and OFI are each indirect subsidiaries of MassMutual. The investment sub-adviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”) located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The investment sub-adviser for the Focused Value Fund is Harris Associates LP (“Harris”) located at 2 North La Salle Street, Chicago, Illinois 60602. The investment sub-adviser for the Aggressive Growth Fund is Janus Capital Management LLC (“Janus”), located at 100 Fillmore Street, Denver, Colorado 80206-4928. The investment sub-adviser for the Mid Cap Growth Equity II Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-adviser for the Emerging Growth Fund is RS Investment Management (“RS”), located at 388 Market Street, San Francisco, California 94111. The investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund is Northern Trust Investments, Inc. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675. The investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund is Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109. The investment sub-advisers for the Overseas Fund are American Century

Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 and Harris. The investment sub-adviser for the Fundamental Value Fund is Wellington Management. The investment sub-adviser for the Large Cap Growth Fund is Alliance Capital. The investment sub-advisers for the Small Company Value Fund are Clover Capital Management, Inc. (“Clover”), located at 110 Office Park Way, Pittsford, New York 14534 and T. Rowe Price. The investment sub-advisers for the Small Company Growth Fund are Allied Investment Advisors, Inc. (“Allied”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202 and Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval.

The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

General.    Each of the Funds with “Equity” in its name will generally invest at least 80% of its assets in equity securities, generally common stock or securities convertible into common stock. Each of the Funds with “Bond” in its name will generally invest at least 80% of its assets in fixed income instruments for which the Fund receives payments of interest and principal.

Money Market Fund

For so long as the Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The Money Market Fund’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

The Money Market Fund’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which the Money Market Fund may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which the Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While the Money Market Fund invests exclusively in First and Second Tier Securities, an investment in the Money Market Fund is not without risk. If the Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, the Money Market Fund would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of the Money Market Fund include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s sub-adviser believes that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Short-Duration Bond Fund

The Short-Duration Bond Fund’s duration management strategy currently uses a quantitative, risk-averse discipline that balances generating a high total rate of return primarily from current income with minimizing fluctuations in capital values. The duration of the portfolio will be lengthened by extending average maturities when sufficient additional yield can be obtained. Conversely, the duration will be shortened when adequate compensation for the additional risk associated with longer maturities cannot be realized.

Core Bond Fund

The Core Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

Diversified Bond Fund

The Diversified Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

The Fund will also have specified liquidity and diversification requirements for particular types of investments, including:

(a)  Bond purchases for the Fund will be limited to 15% of any major industry group; and

(b)  Below investment grade bonds cannot exceed 25% of the Fund’s assets.

Indexed Equity Fund and OTC 100 Fund

The Indexed Equity Fund and the OTC 100 Fund each attempts to match the risk and return characteristics of the S&P 500 Index® or the NASDAQ 100 Index®, respectively, as closely as possible. With respect to the Indexed Equity Fund, the Fund invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s investment sub-adviser, Northern Trust, seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index® and the OTC 100 Fund may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Funds will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index® or the NASDAQ 100 Index®, respectively. The Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Funds intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons that the Fund’s performance may not track its Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Fixed Income Securities

While the Money Market Fund invests in high quality securities and the Short-Duration Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund invest in investment grade securities, an investment in these Funds is not without risk. The debt securities in which the Funds invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund, or the Money Market or Core Bond Segments of the

Balanced Fund dispose of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. If an investment of the Short-Duration Bond Fund, the Core Bond Fund or the Core Bond Segment of the Balanced Fund is downgraded below investment-grade level, the Fund’s sub-adviser may continue to hold such security if it determines that to do so is in the Fund’s best interest.

Although the Diversified Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

As noted, the Funds (other than the Money Market Fund) may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

In addition to the Diversified Bond Fund, all Funds (other than the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund and Balanced Fund) may purchase these lower and unrated securities, but in no event more than 25% of a Fund’s net assets (except for the Aggressive Growth Fund, which is limited to 35% of its net assets) will be invested in these types of securities.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer as omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights. The Small Cap Equity Fund may invest up to 5% of the value of its assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange.

Convertible Securities

Investments may be made in debt or preferred equity securities convertible into or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or a Fund’s sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund.

For the Value Equity Fund and the Blue Chip Growth Fund, for temporary or defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-

term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or a Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments (but generally no more than 10% of an equity fund’s net assets will be invested in these types of securities). Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Short-Duration Bond Fund, the Core Bond Fund, the Balanced Fund and the Diversified Bond Fund, and to a lesser extent the other Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following, although the investment sub-adviser for the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund and the Balanced Fund will not purchase securities which require interest rate anticipation techniques:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

(1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Except for the Aggressive Growth Fund, the Blue Chip Growth Fund and the Value Equity Fund, the Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

(2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation)

to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Except for the Blue Chip Growth Fund and Value Equity Fund, a Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

The Diversified Bond Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the MidCap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund may deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Balanced Fund, Core Value Equity Fund, Large Cap Growth Fund, Growth Equity Fund, Indexed Equity Fund, Blue Chip Growth Fund, Value Equity Fund, Aggressive Growth Fund, OTC 100 Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Emerging Growth Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Focused Value Fund, Small Company Value Fund and Diversified Bond Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds, except the Value Equity Fund and the Blue Chip Growth Fund, may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

The Blue Chip Growth Fund and the Value Equity Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Fund’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Fund would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

(6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures.    The Core Value Equity Fund, Value Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund and the OTC 100 Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

(7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a) Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

(9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

The Funds will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

Each Fund may invest not more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The International Equity Fund, the Overseas Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund and the Small Cap Growth Equity Fund and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. With the exception of the Funds specifically identified in the preceding sentence, each Fund may invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or foreign over-the-counter markets. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts (“ADR’s”), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.

ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

The Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the International Equity Fund and the Overseas Fund also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

The Short-Duration Bond Fund, the Core Bond Fund, the Balanced Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund and the Overseas Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

Babson, OFI, Alliance Capital, Allied, American Century, Clover, Davis, FMR, Harris, Janus, Mazama, MFS, Navellier, Northern Trust, RS, T. Rowe Price, Waddell & Reed and Wellington Management use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to Jefferies & Co., Inc. (“Jefferies”). Jefferies is a wholly-owned subsidiary of a company for which one Trustee of the Trust serves as director. The Funds may also pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

Non-diversification of Indexed Equity Fund, OTC 100 Fund, Focused Value Fund, Value Equity Fund and Aggressive Growth Fund

As “non-diversified” funds, the Indexed Equity Fund, the OTC 100 Fund, the Focused Value Fund, the Value Equity Fund and the Aggressive Growth Fund are not limited under the 1940 Act in the percentage of its assets that they may invest in any one issuer. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at the time of investment); and does not exceed 10% of the outstanding voting securities of that issuer and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies).

Since each of these Funds may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable “diversified” fund. The Indexed Equity Fund and the OTC 100 Fund are deemed “non-diversified” funds because their investment objective is to replicate a particular index, and the Fund will purchase each company in the index in proportion to its proportionate representation in the index.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent FMR, Janus or T. Rowe Price from investing the assets of the Value Equity Fund, Blue Chip Growth Fund, Aggressive Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by the Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

Investment Basket

Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

Banking Relationships

Northern Trust and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and OTC 100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Disclaimer

The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The OTC 100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the prospectus or this statement of additional information. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ 100 Index® to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ 100®, NASDAQ 100 Index®, and NASDAQ® trademarks or service marks, and certain trade names of NASDAQ and the use of the NASDAQ 100 Index®. The NASDAQ 100 Index® is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the NASDAQ 100 Index®. NASDAQ is not responsible and has no liability for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value of the Fund’s shares or in connection with the administration, marketing or trading of the product(s).

NASDAQ does not guarantee the accuracy or completeness of the NASDAQ 100® Index or of the data used to calculate the index or determine the index components, or the uninterrupted or un-delayed calculation or dissemination of the index. NASDAQ does not guarantee that the index accurately reflects past, present, or future market performance. NASDAQ is not responsible for any manipulation or attempted manipulation of the index by members of the NASD. NASDAQ is free to pick and alter the components and method of calculation without consideration of the Fund or the consent of the adviser or investment sub-adviser. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund’s shares, or any other person or entity from the use of the NASDAQ 100 Index® or any data included therein. NASDAQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  With the exception of the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Overseas Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

(11)  With the exception of the Large Cap Growth Fund, Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the Aggressive Growth Fund, the Mid Cap Growth Equity II Fund or the Small Company Value Fund, respectively, in money market funds managed by Janus and T. Rowe Price, respectively, pursuant to applicable exemptive orders.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Aggressive Growth Fund, the Mid Cap Growth Equity II Fund or the Small Company Value Fund, in money market funds managed by Janus or T. Rowe Price, respectively, pursuant to applicable exemptive orders.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

The Indexed Equity Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

(2)  purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(3)  purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

(4)  purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

(5)  act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

(6)  issue senior securities, except as permitted by the 1940 Act;

(7)  borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

(8)  purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer; or

(9)  make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Indexed Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

(2)  reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, and other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund’s investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund’s net assets;

(3)  may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund’s Prospectus; and

(4)  may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Blue Chip Growth Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Blue Chip Growth Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Value Equity Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(2)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(5)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(7)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(8)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Value Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, currently intends to comply with certain diversification limits imposed by Subchapter M.

(2)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(4)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(5)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(6)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (1), Subchapter M generally requires the Fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the Fund’s total assets are invested in the securities of any one issuer, and (b) the Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items and government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.

With respect to limitation (5), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Babson, OFI, Alliance Capital, Allied, American Century, Clover, Davis, FMR, Harris, Janus, Mazama, MFS, Navellier, Northern Trust, RS, T. Rowe Price, Waddell & Reed and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 71

Trustee since 1994

Trustee of 39 portfolios in fund complex

President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 60

Trustee since 1996

Trustee of 39 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 63

Trustee since 1994

Trustee of 39 portfolios in fund complex

Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

David E.A. Carson	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 68

Trustee since 1996

Trustee of 39 portfolios in fund complex

Retired; Chairman and Chief Executive Officer (1997-2000), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee (since 1991), American Skandia Trust and American Skandia Advisor Funds (open-end investment companies); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 67

Trustee since 1996

Trustee of 39 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Beverly L. Hamilton	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 56

Trustee since 1996

Trustee of 39 portfolios in fund complex

President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 2001), The California Endowment; Trustee (since 2002), Community Hospital of the Monterey Peninsula; Trustee (since 2002), Board II Oppenheimer Funds; Investment Advisory Committees of Rockefeller Foundation, Unilever (Holland) pension fund, CFSB Sprout, University of Michigan endowment and Hartford Hospital; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 61

Trustee since 1996

Trustee of 39 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees*

Stuart H. Reese	Chairman and Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 48

Trustee since 1999

Trustee of 39 portfolios in fund complex

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman (since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1994), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Frederick C. Castellani	Trustee and President of the Trust

1295 State Street

Springfield, MA 01111

Age: 56

Trustee since 2001

Trustee of 39 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), MML Series Investment Fund (open-end investment company).

Richard G. Dooley	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 73

Trustee since 1996

Trustee of 39 portfolios in fund complex

Consultant (since 1993), MassMutual; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Director (since 1974), MassMutual Corporate Investors, and Vice Chairman (since 1995), Director (since 1988), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Trustee (since 1984) MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Principal Officers

James S. Collins	Chief Financial Officer and Treasurer of the Trust

1295 State Street

Springfield, MA 01111

Age: 45

Officer since 2000

Officer of 39 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of the Trust

1295 State Street

Springfield, MA 01111

Age: 47

Officer since 1999

Officer of 39 portfolios in fund complex

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company).

Vernon J. Meyer	Vice President of the Trust

1295 State Street

Springfield, MA 01111

Age: 38

Officer since 1999

Officer of 39 portfolios in fund complex

Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MML Series Investment Fund (open-end investment company).

The Trustees and officers of the Trust named above, as a group, did not own shares of any series of the Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

The Board of Trustees had four regularly scheduled meetings in 2002.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2002, the Audit Committee met twice.

The Trust has a Nominating and Board Affairs Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating and Board Affairs Committee but rather meetings are held as appropriate. The Nominating and Board Affairs Committee met twice during 2002. The Nominating and Board Affairs Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating and Board Affairs Committee also reviews on a periodic basis the governance structures and procedures of the Funds and reviews proposed resolutions of conflicts of interest that may arise in the business of the Trust and which may have an impact on the shareholders of the Trust. The Nominating and Board Affairs Committee may, from time to time, review the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2002. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees or MassMuual receive no fees from the Trust.

The following table dicloses actual compensation paid to non-interested Trustees of the Trust during the 2002 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Ronald J. Abdow	$24,500		$ 66,000
Trustee
Richard H. Ayers	$27,500		$ 54,000
Trustee
Mary E. Boland		$31,079	$ 60,969
Trustee
David E. A. Carson	$24,500		$ 48,000
Trustee
Richard W. Greene	$27,500		$ 54,000
Trustee
Beverly L. Hamilton		$28,261	$113,659
Trustee
F. William Marshall, Jr.	$23,500		$138,124
Trustee
Charles J. McCarthy*	$15,000		$ 30,000
Trustee

*	Retired as of April 29, 2002

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class L shares of each Fund of the Trust as of April 1, 2003, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the following Funds. As of April 1, 2003, MassMutual owned 99.97% of the Class L shares of the Small Cap Growth Equity Fund, 99.93% of the Class L shares of the Large Cap Value Fund, 99.95% of the Class L shares of the Core Bond Fund, 99.13% of the Class L shares of the Small Company Growth Fund, 99.93% of the Class L shares of the Growth Equity Fund, 99.98% of the Class L shares of the Mid Cap Growth Equity II Fund, 99.43% of the Class L shares of the Overseas Fund, 99.60% of the Class L shares of the Fundamental Value Fund and 99.35% of the Class L shares of the OTC 100 Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class A shares of each Fund of the Trust as of April 1, 2003, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the following Funds. As of April 1, 2003, MassMutual owned 97.76% of the Class A shares of the Growth Equity Fund, 97.68% of the Class A shares of the Mid Cap Growth Equity Fund, 97.65% of the Class A shares of the Small Cap Growth Equity Fund, 98.36% of the Class A shares of the Core Bond Fund, 99.78% of the Class A shares of the Money Market Fund, 99.80% of the Class A shares of the Small Cap Equity Fund, 99.98% of the Class A shares of the International Equity Fund, 97.71% of the Class A shares of the Short-Duration Bond Fund, 99.95% of the Class A shares of the Large Cap Value Fund, 99.94% of the Class A shares of the Aggressive Growth Fund, 97.79% of the Class A shares of the Focused Value Fund, 99.97% of the Class A shares of the Mid Cap Growth Equity II Fund, 96.58% of the Class A shares of the Indexed Equity Fund, 85.58% of the Class A shares of the Value Equity Fund, 99.79% of the Class A shares of the Small Company Value Fund, 99.98% of the Class A shares of the Small Company Growth Fund, 99.78% of the Class A shares of the OTC 100 Fund, 99.98% of the Class A shares of the Fundamental Value Fund and 98.44% of the Class A shares of the Blue Chip Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class S shares of each Fund of the Trust as of April 1, 2003, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of April 1, 2003, MassMutual owned 99.75% of the Class S shares of the Money Market Fund, 99.02% of the Class S shares of the Core Value Equity Fund, 96.64% of the Class S shares of the Indexed Equity Fund, 99.93% of the Class S shares of the

Small Cap Growth Equity Fund, 97.81% of the Class S shares of the International Equity Fund, 96.17% of the Class S shares of the Core Bond Fund, 99.92% of the Class S shares of the Growth Equity Fund and 96.79% of the Class S shares of the Small Cap Equity Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Y shares of the Diversified Bond Fund, Emerging Growth Fund and Large Cap Growth Fund of the Trust as of April 1, 2003.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the following Funds. As of April 1, 2003, MassMutual owned 95.58% of the Class Y shares of the Money Market Fund, 98.70% of the Class Y shares of the Short-Duration Bond Fund, 95.75% of the Class Y shares of the Core Bond Fund, 75.64% of the Class Y shares of the Balanced Fund, 97.44% of the Class Y shares of the Core Value Equity Fund, 93.35% of the Class Y shares of the Indexed Equity Fund, 99.61% of the Class Y shares of the Growth Equity Fund, 85.36% of the Class Y shares of the Small Cap Equity Fund, 95.01% of the Class Y shares of the Mid Cap Growth Equity Fund, 92.56% of the Class Y shares of the Small Cap Growth Equity Fund, 94.57% of the Class Y shares of the International Equity Fund, 99.65% of the Class Y shares of the Small Company Value Fund, 99.36% of the Class Y shares of the Small Company Growth Fund, 99.96% of the Class Y shares of the Blue Chip Growth Fund, 86.02% of the Class Y shares of the Large Cap Value Fund, 94.03% of the Class Y shares of the Aggressive Growth Fund, 84.21% of the Class Y shares of the Mid Cap Growth Equity II Fund, 99.72% of the Class Y shares of the OTC 100 Fund, 99.18% of the Class Y shares of the Focused Value Fund, 99.61% of the Class Y shares of the Value Equity Fund, 89.51% of the Class Y shares of the Overseas Fund, 95.19% of the Class Y shares of the Fundamental Value Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Z shares of the Indexed Equity Fund of the Trust as of April 1, 2003.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class N shares of each Fund of the Trust as of April 1, 2003

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class A shares of the Value Equity Fund as of April 1, 2003: Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 12.77% of the Class A shares of the Value Equity Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of April 1, 2003: Arthur J. Gallagher & Co., P.O. Box 8880, Wilmington, DE, 19899-8880 owned 12.66% of the Class Y shares of the Small Cap Equity Fund, Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 24.36% of the Class Y shares of the Balanced Fund, First Union National Bank, 1525 West WT Harris Blvd., Charlotte, NC 28288 owned 5.68% of the Class Y shares of the Small Cap Growth Equity Fund, Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 6.75% of the Class Y shares of the Large Cap Value Fund, Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 12.94% of the Class Y shares of the Mid Cap Growth Equity II Fund and Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 9.94% of the Class Y shares of the Overseas Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the International Equity Fund dated as of September 30, 1994; on behalf of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Core Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, Mid Cap Growth Equity Fund and Small Cap Growth Equity Fund, each dated as of May 3, 1999, on behalf of the Indexed Equity Fund, Large Cap Value Fund, OTC 100 Fund, Aggressive Growth Fund, Focused Value Fund, and Emerging Growth Fund, each dated as of May 1, 2000, on behalf of the Mid Cap Growth Equity II Fund dated as of June 1, 2000, on behalf of the Value Equity Fund and Overseas Fund, each dated as of May 1, 2001, on behalf of the Blue Chip Growth Fund dated as of June 1, 2001, and on behalf of the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund, each dated as of December 31, 2001 (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the Money Market Fund, .40% for the Short-Duration Bond Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .48% for the Balanced Fund, .50% for the Core Value Equity Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, .70% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .58% for the Small Cap Equity Fund; .69% for the Focused Value Fund, .68% for the Growth Equity Fund, .85% for the Small Company Value Fund, .73% for the Aggressive Growth Fund, .15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, .79% for the Emerging Growth Fund, .85% for the International Equity Fund and 1.00% for the Overseas Fund.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver	Net
Money Market Fund
Year ended 12/31/00	$ 1,524,723	—	$ 1,524,723
Year ended 12/31/01	$ 2,030,486	—	$ 2,030,486
Year ended 12/31/02	$ 2,019,576	—	$ 2,019,576

Short-Duration Bond Fund
Year ended 12/31/00	$ 911,472	—	$ 911,472
Year ended 12/31/01	$ 1,068,676	—	$ 1,068,676
Year ended 12/31/02	$ 1,249,596	—	$ 1,249,596

Core Bond Fund
Year ended 12/31/00	$ 3,271,339	—	$ 3,271,339
Year ended 12/31/01	$ 5,230,219	—	$ 5,230,219
Year ended 12/31/02	$ 7,023,285	—	$ 7,023,285

Diversified Bond Fund
Year ended 12/31/00	$ 130,836	$(2,809)	$ 128,027
Year ended 12/31/01	$ 161,542	$(7,790)	$ 153,752
Year ended 12/31/02	$ 226,754	$(3,417)	$ 223,337

Balanced Fund
Year ended 12/31/00	$ 2,629,108	—	$ 2,629,108
Year ended 12/31/01	$ 1,873,379	—	$ 1,873,379
Year ended 12/31/02	$ 1,505,602	—	$ 1,505,602

Core Value Equity Fund
Year ended 12/31/00	$11,530,237	—	$11,530,237
Year ended 12/31/01	$ 8,921,499	—	$ 8,921,499
Year ended 12/31/02	$ 5,750,403	—	$ 5,750,403

Fundamental Value Fund
Year ended 12/31/02*****	$ 756,929	$(33,124)	$ 723,805

Value Equity Fund
Period ended 12/31/01***	$ 196,877	$(2,477)	$ 194,400
Year ended 12/31/02	$ 633,238	$(4,615)	$ 628,623

Large Cap Value Fund
Period ended 12/31/00*	$ 951,018	—	$ 951,018
Year ended 12/31/01	$ 2,745,577	$(38,423)	$ 2,707,154
Year ended 12/31/02	$ 3,250,911	$(12,740)	$ 3,238,171

Indexed Equity Fund
Year ended 12/31/00	$ 758,003	—	$ 758,003
Year ended 12/31/01	$ 916,376	—	$ 916,376
Year ended 12/31/02	$ 898,296	—	$ 898,296

Blue Chip Growth Fund
Period ended 12/31/01****	$ 1,829,790	$(15,372)	$ 1,814,418
Year ended 12/31/02	$ 2,479,933	$(12,920)	$ 2,467,013

	Gross	Waiver	Net

Large Cap Growth Fund
Year ended 12/31/02*****	$ 171,460	$(31,111)	$ 140,349

Growth Equity Fund
Year ended 12/31/00	$ 1,577,162	$(68,416)	$ 1,508,746
Year ended 12/31/01	$ 2,504,067	$(128,380)	$ 2,375,687
Year ended 12/31/02	$ 2,761,822	$(26,912)	$ 2,734,910

Aggressive Growth Fund
Period ended 12/31/00*	$ 445,993	—	$ 445,993
Year ended 12/31/01	$ 987,284	$(22,963)	$ 964,321
Year ended 12/31/02	$ 1,058,949	$(10,435)	$ 1,048,514

OTC 100 Fund
Period ended 12/31/00*	$ 29,302	—	$ 29,302
Year ended 12/31/01	$ 51,448	$(15,553)	$ 35,895
Year ended 12/31/02	$ 51,698	$(46,763)	$ 4,935

Focused Value Fund
Period ended 12/31/00*	$ 202,411	—	$ 202,411
Year ended 12/31/01	$ 759,494	$(2,397)	$ 757,097
Year ended 12/31/02	$ 1,372,729	$(3,384)	$ 1,369,345

Small Company Value Fund
Year ended 12/31/02*****	$ 385,028	$(65,674)	$ 319,354

Small Cap Equity Fund
Year ended 12/31/00	$ 3,479,499	—	$ 3,479,499
Year ended 12/31/01	$ 3,413,014	—	$ 3,413,014
Year ended 12/31/02	$ 2,934,870	—	$ 2,934,870

Mid Cap Growth Equity Fund
Year ended 12/31/00	$ 1,269,118	$(70,615)	$ 1,198,503
Year ended 12/31/01	$ 1,130,729	$(44,923)	$ 1,085,806
Year ended 12/31/02	$ 871,121	$(16,728)	$ 854,393

Mid Cap Growth Equity II Fund
Period ended 12/31/00**	$ 861,374	—	$ 861,374
Year ended 12/31/01	$ 1,588,286	$(9,400)	$ 1,578,886
Year ended 12/31/02	$ 1,750,170	$(9,074)	$ 1,741,096

Small Cap Growth Equity Fund
Year ended 12/31/00	$ 1,773,295	$(59,059)	$ 1,714,236
Year ended 12/31/01	$ 1,971,172	$(59,149)	$ 1,912,023
Year ended 12/31/02	$ 2,178,208	$(17,825)	$ 2,160,383

Small Company Growth Fund
Year ended 12/31/02*****	$ 144,176	$(57,125)	$ 87,051

Emerging Growth Fund
Period ended 12/31/00*	$ 365,687	—	$ 365,687
Year ended 12/31/01	$ 667,673	$(19,404)	$ 648,269
Year ended 12/31/02	$ 599,207	$(54,860)	$ 544,347

	Gross	Waiver	Net
International Equity Fund
Year ended 12/31/00	$11,159,480	—	$11,159,480
Year ended 12/31/01	$ 8,586,715	$(67,139)	$ 8,519,576
Year ended 12/31/02	$ 6,732,352	$(26,795)	$ 6,705,557

Overseas Fund
Period ended 12/31/01***	$ 150,737	$(32,266)	$ 118,471
Year ended 12/31/02	$ 590,076	$(283,228)	$ 306,848

*	Inception date May 1, 2000.
**	Inception date June 1, 2000.
***	Inception date May 1, 2001.
****	Inception date June 1, 2001.
*****	Inception date December 31, 2001.

Affiliated Investment Sub-advisers

Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, controlled subsidiary of MassMutual. OppenheimerFunds, Inc. (“OFI”) is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of the Money Market Fund, .08% of the average daily net assets of the Short-Duration Bond Fund, .10% of the average daily net assets of the Core Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund and .09% of the average daily net assets of the Money Market and Core Bond Segments of the Balanced Fund. MassMutual pays to Babson a sub-advisory fee equal to an annual rate of .13% of the average daily net assets of the portion of the Core Value Equity Fund that Babson manages, .13% of the average daily net assets of the Core Equity Segment of the Balanced Fund and .25% of the average daily net assets of the Small Cap Equity Fund. MassMutual pays to OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net assets of the International Equity Fund.

For the last three fiscal years, MassMutual paid to Babson the following amounts for providing investment sub-advisory services:

Money Market Fund
Year ended 12/31/00	$ 217,999
Year ended 12/31/01	$ 290,245
Year ended 12/31/02	$ 534,269

Short-Duration Bond Fund
Year ended 12/31/00	$ 182,360
Year ended 12/31/01	$ 213,791
Year ended 12/31/02	$ 250,101

Core Bond Fund
Year ended 12/31/00	$ 682,301
Year ended 12/31/01	$1,090,609
Year ended 12/31/02	$1,179,977

Diversified Bond Fund
Year ended 12/31/00	$ 26,173
Year ended 12/31/01	$ 32,335
Year ended 12/31/02	$ 45,418

Balanced Fund
Year ended 12/31/00	$612,672
Year ended 12/31/01	$443,006
Year ended 12/31/02	$399,397

Core Value Equity Fund
Year ended 12/31/00	$2,948,363
Year ended 12/31/01	$2,286,407
Year ended 12/31/02	$1,326,725

Small Cap Equity Fund
Year ended 12/31/00	$1,420,790
Year ended 12/31/01	$1,386,131
Year ended 12/31/02	$1,223,387

For the last three fiscal years, MassMutual paid to OFI the following amounts for providing investment sub-advisory services:

International Equity Fund

Year ended 12/31/00	$6,538,451
Year ended 12/31/01	$5,023,625
Year ended 12/31/02	$3,956,012

Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson and OFI as Adviser and as investment sub-advisers, respectively, of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Unaffiliated Investment Sub-Advisers

Alliance Capital, together with Babson, acts as a sub-adviser for the Core Value Equity Fund. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30.7% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). As of December 31, 2002, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units, representing an approximate 55.7% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

Alliance Capital also serves as investment sub-adviser for the Large Cap Growth Fund.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization), and is registered with the SEC as an investment adviser. MFS is sub-adviser for the Growth Equity Fund. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Navellier is owned and controlled by its sole shareholder, Louis G. Navellier. Navellier is sub-adviser for the Mid Cap Growth Equity Fund. Navellier does not provide any such services for other funds managed by MassMutual.

Wellington Management and Waddell & Reed both act as sub-advisers for Small Cap Growth Equity Fund, and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Wellington Management also serves as investment sub-adviser for the Fundamental Value Fund.

Fidelity Management & Research Company (“FMR”) serves as the investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund. FMR Co., Inc. (“FMRC”) serves as a sub-subadviser and is primarily responsible for choosing investments. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Northern Trust serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. Northern Trust is a subsidiary of The Northern Trust Company (“TNTC”). Northern Trust is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern Trust also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Davis serves as investment sub-adviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

RS serves as investment sub-adviser for the Emerging Growth Fund. RS, which is part of the RS Investment Management Company LLC organization, also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris serves as investment sub-adviser for the Focused Value Fund. Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. (“CDC North America”). CDC North America is a wholly-owned subsidiary of CDC IXIS Asset Management. Harris also provides sub-advisory services for the Overseas Fund.

Janus, a directly-owned subsidiary of Janus Capital Group Inc., serves as investment sub-adviser for the Aggressive Growth Fund.

T. Rowe Price serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price also provides sub-advisory services for the Small Company Value Fund.

Clover and T. Rowe Price both act as sub-advisers for the Small Company Value Fund.

Mazama and Allied both act as sub-advisers for the Small Company Growth Fund. Allied is a wholly-owned subsidiary of Manufacturers and Traders Trust Company, a Buffalo, New York-based financial services company, which in turn is owned by M&T Bank Corporation.

American Century and Harris both act as sub-advisers for the Overseas Fund. American Century is a privately held subsidiary of American Century Companies, Inc.

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Core Value Equity Fund
Period ended 12/31/01*	$8,330
Year ended 12/31/02	$318,259

Fundamental Value Fund
Year ended 12/31/02†	$414,966

Value Equity Fund
Period ended 12/31/01****	$140,842
Year ended 12/31/02	$452,585

Large Cap Value Fund
Period ended 12/31/00**	$472,064
Year ended 12/31/01	$1,393,853
Year ended 12/31/02	$1,619,468

Indexed Equity Fund
Year ended 12/31/00	$201,965
Year ended 12/31/01	$88,455
Year ended 12/31/02	$84,806

Blue Chip Growth Fund
Period ended 12/31/01*****	$1,379,138
Year ended 12/31/02	$1,894,561

Large Cap Growth Fund
Year ended 12/31/02†	$128,086

Growth Equity Fund
Year ended 12/31/00	$849,657
Year ended 12/31/01	$1,349,469
Year ended 12/31/02	$1,519,160

Aggressive Growth Fund
Period ended 12/31/00**	$333,968
Year ended 12/31/01	$726,502
Year ended 12/31/02	$774,940

OTC 100 Fund
Period ended 12/31/00**	$9,375
Year ended 12/31/01	$16,758
Year ended 12/31/02	$16,872

Focused Value Fund
Period ended 12/31/00**	$140,518
Year ended 12/31/01	$518,233
Year ended 12/31/02	$902,848

Small Company Value Fund
Year ended 12/31/02†	$258,312

Mid Cap Growth Equity Fund
Year ended 12/31/00	$919,660
Year ended 12/31/01	$845,191
Year ended 12/31/02	$503,932

Mid Cap Growth Equity II Fund
Period ended 12/31/00***	$547,356
Year ended 12/31/01	$1,037,692
Year ended 12/31/02	$1,117,270

Small Cap Growth Equity Fund
Year ended 12/31/00	$1,142,822
Year ended 12/31/01	$1,250,345
Year ended 12/31/02	$1,475,429

Small Company Growth Fund
Year ended 12/31/02†	$98,175

Emerging Growth Fund
Period ended 12/31/00**	$269,114
Year ended 12/31/01	$503,854
Year ended 12/31/02	$465,913

Overseas Fund
Period ended 12/31/01****	$93,406
Year ended 12/31/02	$384,008

*	Represents fees paid to Alliance Capital since December 3, 2001.
**	Inception date May 1, 2000.
***	Inception date June 1, 2000.
****	Inception date May 1, 2001.
*****	Inception date June 1, 2001.
†	Inception date December 31, 2001.

At a meeting held on February 3, 2003, the Trustees of the Trust considered a wide range of information about, among other things:

•	each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that each Sub-Adviser will provide to the relevant Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•	the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to reapprove the continuance of each management and sub-advisory agreement.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. MassMutual has also entered into a separate shareholder service agreement with the Trust, on behalf of Class L shares of each Fund. Pursuant to the terms of the Class L Shareholder Service Agreement, either MassMutual, as the Service Agent, or through other financial institutions or other intermediaries, will provide shareholder support services (including personal services and the maintenance of shareholder accounts) to the Trust and the holders of Class L shares of the Funds. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .2943% to .6744% for Class N. shares; .2443% to .6244% for Class A shares; .0943% to .4744% for Class Y shares; .0443% to .3744% for Class S shares; .2443% to .6244% for Class L shares and .0855% for Class Z shares of the Indexed Equity Fund. For Class L, these amounts include the .15% shareholder servicing fee pursuant to the shareholder service agreement. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

Money Market Fund
Year ended 12/31/00	$475,698
Year ended 12/31/01	$794,355
Year ended 12/31/02	$935,788

Short-Duration Bond Fund
Year ended 12/31/00	$316,587
Year ended 12/31/01	$483,774
Year ended 12/31/02	$638,086

Core Bond Fund
Year ended 12/31/00	$717,856
Year ended 12/31/01	$1,379,874
Year ended 12/31/02	$2,108,896

Diversified Bond Fund
Year ended 12/31/00	$32,979
Year ended 12/31/01	$47,605
Year ended 12/31/02	$84,181

Balanced Fund
Year ended 12/31/00	$547,724
Year ended 12/31/01	$369,048
Year ended 12/31/02	$301,312

Core Value Equity Fund
Year ended 12/31/00	$1,645,042
Year ended 12/31/01	$1,383,194
Year ended 12/31/02	$974,842

Fundamental Value Fund
Year ended 12/31/02*****	$218,242

Value Equity Fund
Period ended 12/31/01***	$28,961
Year ended 12/31/02	$110,761

Large Cap Value Fund
Period ended 12/31/00*	$170,026
Year ended 12/31/01	$724,489
Year ended 12/31/02	$931,953

Indexed Equity Fund
Year ended 12/31/00	$2,949,430
Year ended 12/31/01	$2,954,824
Year ended 12/31/02	$2,925,757

Blue Chip Growth Fund
Period ended 12/31/01****	$900,206
Year ended 12/31/02	$1,221,691

Large Cap Growth Fund
Year ended 12/31/02*****	$47,348

Growth Equity Fund
Year ended 12/31/00	$350,335
Year ended 12/31/01	$684,233
Year ended 12/31/02	$787,916

Aggressive Growth Fund
Period ended 12/31/00*	$99,176
Year ended 12/31/01	$275,856
Year ended 12/31/02	$321,003

OTC 100 Fund
Period ended 12/31/00*	$78,536
Year ended 12/31/01	$165,152
Year ended 12/31/02	$177,062

Focused Value Fund
Period ended 12/31/00*	$30,534
Year ended 12/31/01	$157,195
Year ended 12/31/02	$375,033

Small Company Value Fund
Year ended 12/31/02*****	$88,632

Small Cap Equity Fund
Year ended 12/31/00	$544,997
Year ended 12/31/01	$606,600
Year ended 12/31/02	$583,253

Mid Cap Growth Equity Fund
Year ended 12/31/00	$253,158
Year ended 12/31/01	$271,975
Year ended 12/31/02	$231,483

Mid Cap Growth Equity II Fund
Period ended 12/31/00**	$266,276
Year ended 12/31/01	$485,690
Year ended 12/31/02	$558,000

Small Cap Growth Equity Fund
Year ended 12/31/00	$367,357
Year ended 12/31/01	$505,919
Year ended 12/31/02	$611,622

Small Company Growth Fund
Year ended 12/31/02*****	$39,714

Emerging Growth Fund
Period ended 12/31/00*	$58,965
Year ended 12/31/01	$148,490
Year ended 12/31/02	$151,294

International Equity Fund
Year ended 12/31/00	$1,599,213
Year ended 12/31/01	$1,406,396
Year ended 12/31/02	$1,193,894

Overseas Fund
Period ended 12/31/0***	$7,656
Year ended 12/31/02	$59,915

*	Inception date May 1, 2000
**	Inception date June 1, 2000
***	Inception date May 1, 2001
****	Inception date June 1, 2001
*****	Inception date December 31, 2001

THE DISTRIBUTOR

The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to an Amended and Restated General Distributor’s Agreement with the Trust dated as of December 31, 2002 (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the OTC 100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001 and the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001). The Class N Plans were approved on November 11, 2002 for the Funds. Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the service fees paid to MassMutual in 2002 by the Trust under its 12b-1 plans for Class A shares* of the Funds:

12b-1 Service Expense
Money Market Fund	$219,454
Short-Duration Bond Fund	46,756
Core Bond Fund	265,676
Diversified Bond Fund	25,651
Balanced Fund	15,115
Core Value Equity Fund	45,802
Fundamental Value Fund	41,391
Value Equity Fund	35,441
Large Cap Value Fund	199,958
Indexed Equity Fund	179,788
Blue Chip Growth Fund	7,822
Large Cap Growth Fund	1,179
Growth Equity Fund	200,374
Aggressive Growth Fund	90,984
OTC 100 Fund	29,664
Focused Value Fund	98,775
Small Company Value Fund	11,215
Small Cap Equity Fund	23,285
Mid Cap Growth Equity Fund	64,725
Mid Cap Growth Equity II Fund	61,171
Small Cap Growth Equity Fund	89,467
Small Company Growth Fund	5,631
Emerging Growth Fund	27,316
International Equity Fund	99,816
Overseas Fund	14,325

$1,900,781

*	Class N shares became effective on December 31, 2002.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT PUBLIC ACCOUNTANT

Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, 10281, is the Trust’s independent public accountant.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Babson, OFI, Alliance Capital, Allied, American Century, Clover, Davis, FMR, Harris, Janus, Mazama, MFS, Navellier, Northern Trust, RS, T. Rowe Price, Waddell & Reed and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board of Trustees for the Value Equity Fund and Blue Chip Growth Fund will review whether the Funds’ sub-adviser FMR’s recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. The Funds seek to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Board of Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to seek such recapture.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000:

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000
Core Bond Fund	$ 4,000	$ 0	$ 0
Diversified Bond Fund	150	0	0
Balanced Fund	349,703	517,523	982,217
Core Value Equity Fund	2,922,184	4,810,196	5,079,636
Fundamental Value Fund*****	274,804	N/A	N/A
Value Equity Fund***	183,850	67,293	N/A
Large Cap Value Fund*	344,482	488,897	186,980
Indexed Equity Fund	195,542	112,542	92,073
Blue Chip Growth Fund****	301,424	196,516	N/A
Large Cap Growth Fund*****	121,684	N/A	N/A
Growth Equity Fund	2,534,276	1,851,660	856,289
Aggressive Growth Fund*	340,373	294,168	98,913
OTC 100 Fund*	32,869	16,673	7,939
Focused Value Fund*	745,008	391,506	169,346
Small Company Value Fund*****	319,119	N/A	N/A
Small Cap Equity Fund	885,918	1,018,241	1,003,858
Mid Cap Growth Equity Fund	625,228	472,482	322,551
Mid Cap Growth Equity II Fund**	370,556	175,261	91,454
Small Cap Growth Equity Fund	633,637	785,839	144,169
Small Company Growth Fund*****	145,370	N/A	N/A
Emerging Growth Fund*	554,542	151,192	72,642
International Equity Fund	1,150,978	1,565,486	3,566,194
Overseas Fund***	415,327	124,556	N/A

	$13,451,024	$13,040,031	$12,674,261

*	Commencement of operations May 1, 2000.
**	Commencement of operations June 1, 2000.
***	Commencement of operations May 1, 2001.
****	Commencement of operations June 1, 2001.
*****	Commencement of operations December 31, 2001.

The following table discloses brokerage commissions paid by the Funds for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, respectively, that were paid to Jeffries & Co., Inc. (“Jeffries”). Jeffries is a wholly-owned subsidiary of a company for which one Trustee serves as a director:

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000
Jeffries & Co., Inc.	$431,909	$310,626	$160,293

The Core Value Equity Fund paid $293,369 to Sanford C. Bernstein for the fiscal year ended December 31, 2002. Sanford C. Bernstein is an affiliate of one of the Fund’s investment sub-advisers.

The Overseas Fund paid $8,707 and $846 to J.P. Morgan for the fiscal years ended December 31, 2002 and 2001, respectively. J.P. Morgan is an affiliate of one of the Fund’s investment sub-advisers.

The Focused Value Fund paid $1,940 and $10,020 to Harris and its affiliates for the fiscal years ended December 31, 2002 and 2001, respectively.

The Mid Cap Growth Equity II Fund paid $4,998 and $4,035 to J.P. Morgan for the fiscal years ended December 31, 2002 and 2001, respectively. J.P. Morgan is an affiliate of the Fund’s investment sub-adviser.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of twenty-two separate series have been authorized, twenty-one of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

Money Market Fund

The Money Market Fund’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the Money Market Fund’s portfolio holdings to determine the extent of any deviation in the Money Market Fund’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should the Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

INVESTMENT PERFORMANCE

The Money Market Fund may advertise investment performance figures, including its yield and its effective yield. The Money Market Fund’s yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund’s effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. The Money Market Fund’s 7-day yield on December 31, 2002 was 0.99%.

The yield of the Short-Duration Bond Fund, the Core Bond Fund and the Diversified Bond Fund, as well as total return figures for all of the Funds, may be provided in reports, sales literature and advertisements. Any performance information with respect to any class of Fund shares will be provided net of any Fund expenses for that class.

Yield for each class of shares of such Funds will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [	(a-b	+1)[6]-1]
cd

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursements, if any).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price (which is the net asset value) per share on the last day of the period.

Set forth below is the yield for Class S shares of the Short-Duration Bond Fund, Core Bond Fund and Diversified Bond Fund for the 30-day period ended December 31, 2002.

Yield for the 30-Day Period Ended December 31, 2002

Class S Shares* (Unaudited)

Fund	Yield
Short-Duration Bond Fund	3.57%
Core Bond Fund	4.37%
Diversified Bond Fund	4.67%

*	Yield for Class A, L, Y, and S shares may differ due to different expense structures.

Each of the Funds may also advertise its total return for each class of shares. Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T)n  =  ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The Funds may show total return calculated without giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 (“Standardized Total Return Without Reduction in Management Fee”). See “Financial Highlights” in the Prospectus. Each investment performance figure will be carried to the nearest hundredth of one percent.

A Fund’s yield or total return is not fixed or guaranteed and the Fund’s principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. The yield is a function of available interest rates on securities in which the Fund invests, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of the Fund’s operating expenses. The yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at returns different from those being earned on current portfolio instruments. Yield may also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund’s current portfolio instruments. Total return is a function of the value of a Fund’s portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund’s operating expenses.

Average Annual Total Return for the periods ended December 31, 2002.

1 YEAR

	Class S	Class Y	Class L	Class A	Class N	Class Z
Money Market Fund	1.42%	1.33%	1.19%	0.92%	-0.38%	N/A
Short-Duration Bond Fund	7.75%	7.73%	7.47%	7.19%	5.89%	N/A
Core Bond Fund	8.71%	8.61%	8.49%	8.28%	6.98%	N/A
Diversified Bond Fund	8.41%	8.30%	8.09%	7.78%	6.48%	N/A
Balanced Fund	-11.47%	-11.64%	-11.67%	-11.98%	-13.28%	N/A
Core Value Equity Fund	-18.39%	-18.46%	-18.61%	-18.76%	-20.06%	N/A
Fundamental Value Fund	-21.35%	-21.41%	-21.40%	-21.67%	-22.97%	N/A
Value Equity Fund	-16.83%	-16.87%	-16.97%	-17.28%	-18.58%	N/A
Large Cap Value Fund	-16.53%	-16.52%	-16.64%	-16.86%	-18.16%	N/A
Indexed Equity Fund	-22.41%	-22.47%	-22.53%	-22.74%	-24.04%	-22.23%
Blue Chip Growth Fund	-25.43%	-25.56%	-25.63%	-25.91%	-27.21%	N/A
Large Cap Growth Fund	-29.90%	-30.00%	-30.10%	-30.30%	-31.60%	N/A
Growth Equity Fund	-27.68%	-27.75%	-27.81%	-28.01%	-29.31%	N/A
Aggressive Growth Fund	-27.82%	-27.87%	-28.06%	-28.03%	-29.33%	N/A
OTC 100 Fund	-37.71%	-37.96%	-38.05%	-37.99%	-39.29%	N/A
Focused Value Fund	-9.76%	-9.85%	-10.00%	-10.18%	-11.48%	N/A
Small Company Value Fund	-12.92%	-12.92%	-13.10%	-13.27%	-14.57%	N/A
Small Cap Equity Fund	-12.80%	-12.93%	-13.07%	-13.30%	-14.60%	N/A
Mid Cap Growth Equity Fund	-27.93%	-27.97%	-28.03%	-28.24%	-29.54%	N/A
Mid Cap Growth Equity II Fund	-21.04%	-21.06%	-21.22%	-21.39%	-22.69%	N/A
Small Cap Growth Equity Fund	-25.25%	-25.40%	-25.49%	-25.70%	-27.00%	N/A
Small Company Growth Fund	-29.70%	-29.80%	-29.90%	-30.10%	-31.40%	N/A
Emerging Growth Fund	-41.79%	-41.95%	-42.09%	-42.23%	-43.53%	N/A
International Equity Fund	-29.82%	-29.82%	-29.89%	-30.11%	-31.41%	N/A
Overseas Fund	-12.23%	-12.34%	-12.44%	-12.66%	-13.96%	N/A

3 YEARS

	Class S	Class Y	Class L	Class A	Class N	Class Z
Money Market Fund	3.95%	3.85%	3.69%	3.44%	3.14%	N/A
Short-Duration Bond Fund	6.88%	6.84%	6.66%	6.39%	6.09%	N/A
Core Bond Fund	9.20%	9.14%	8.98%	8.73%	8.43%	N/A
Diversified Bond Fund	7.57%	7.47%	7.32%	7.09%	6.79%	N/A
Balanced Fund	-5.96%	-6.13%	-6.22%	-6.47%	-6.77%	N/A
Core Value Equity Fund	-10.43%	-10.53%	-10.66%	-10.86%	-11.16%	N/A
Fundamental Value Fund*****	-21.30%	-21.35%	-21.35%	-21.62%	-21.92%	N/A
Value Equity Fund***	-13.75%	-13.79%	-13.89%	-14.13%	-14.43%	N/A
Large Cap Value Fund*	-10.63%	-10.68%	-10.84%	-11.06%	-11.36%	N/A
Indexed Equity Fund #	-14.92%	-14.95%	-15.05%	-15.29%	-15.59%	-17.80%
Blue Chip Growth Fund****	-21.69%	-21.77%	-21.87%	-22.16%	-22.46%	N/A
Large Cap Growth Fund*****	-29.83%	-29.93%	-30.03%	-30.23%	-30.53%	N/A
Growth Equity Fund	-20.00%	-20.09%	-20.17%	-20.36%	-20.66%	N/A
Aggressive Growth Fund*	-30.03%	-30.10%	-30.18%	-30.33%	-30.63%	N/A
OTC 100 Fund*	-39.96%	-40.04%	-40.13%	-40.22%	-40.52%	N/A
Focused Value Fund*	8.94%	8.83%	8.66%	8.42%	8.12%	N/A
Small Company Value Fund*****	-12.88%	-12.89%	-13.07%	-13.24%	-13.54%	N/A
Small Cap Equity Fund	1.05%	0.93%	0.80%	0.54%	0.24%	N/A
Mid Cap Growth Equity Fund	-22.15%	-22.22%	-22.29%	-22.49%	-22.79%	N/A
Mid Cap Growth Equity II Fund**	-7.30%	-7.34%	-7.52%	-7.74%	-8.04%	N/A
Small Cap Growth Equity Fund	-16.88%	-17.01%	-17.12%	-17.35%	-17.65%	N/A
Small Company Growth Fund*****	-29.63%	-29.73%	-29.83%	-30.03%	-30.33%	N/A
Emerging Growth Fund*	-31.92%	-32.00%	-32.14%	-32.28%	-32.58%	N/A
International Equity Fund	-21.40%	-21.44%	-21.54%	-21.73%	-22.03%	N/A
Overseas Fund***	-16.49%	-16.55%	-16.67%	-16.85%	-17.15%	N/A

*	For the period May 1, 2000 (commencement of operations) through December 31, 2002.
**	For the period June 1, 2000 (commencement of operations) through December 31, 2002.
***	For the period May 1, 2001 (commencement of operations) through December 31, 2002.
****	For the period June 1, 2001 (commencement of operations) through December 31, 2002.
*****	For the period December 31, 2001 (commencement of operations) through December 31, 2002.
#	For the Period May 1, 2001 (commencement of operations) through December 31, 2002 for Class Z.

5 YEARS

	Class S	Class Y	Class L	Class A	Class N
Money Market Fund	4.47%	4.36%	4.24%	3.90%	3.60%
Short-Duration Bond Fund	6.00%	5.92%	5.75%	5.47%	5.18%
Core Bond Fund	6.70%	6.61%	6.47%	6.21%	5.90%
Diversified Bond Fund*	6.08%	6.00%	5.84%	5.61%	5.31%
Balanced Fund	-1.46%	-1.65%	-1.76%	-2.03%	-2.33%
Core Value Equity Fund	-3.96%	-4.08%	-4.19%	-4.47%	-4.77%
Indexed Equity Fund and its predecessor	-1.02%	-1.10%	-1.19%	-1.49%	-1.79%
Growth Equity Fund*	-10.59%	-10.67%	-10.75%	-10.98%	-11.28%
Small Cap Equity Fund	-1.21%	-1.35%	-1.47%	-1.75%	-2.05%
Mid Cap Growth Equity Fund*	-10.80%	-10.86%	-10.95%	-11.19%	-11.49%
Small Cap Growth Equity Fund*	-2.13%	-2.29%	-2.42%	-2.66%	-2.96%
International Equity Fund	-4.34%	-4.41%	-4.56%	-4.80%	-5.29%
* For the period May 3, 1999 (commencement of operations) through December 31, 2002.

10 YEARS
	Class S	Class Y	Class L	Class A	Class N
Money Market Fund and its predecessor SIA G	4.57%	4.40%	4.38%	3.94%	3.64%
Short-Duration Bond Fund and its predecessor SIA F	6.06%	5.91%	5.84%	5.45%	5.16%
Core Bond Fund and its predecessor SIA E	7.09%	6.94%	6.86%	6.50%	6.20%
Balanced Fund and its predecessor SIA M	5.37%	5.16%	5.05%	4.73%	4.43%
Core Value Equity Fund and its predecessor SIA A	6.64%	6.45%	6.38%	6.01%	5.71%
Indexed Equity Fund and its predecessor*	8.78%	8.64%	8.60%	8.22%	7.91%
Small Cap Equity Fund and its predecessor SIA S	7.50%	7.32%	7.23%	6.87%	6.56%
International Equity Fund and its predecessor SIA I	5.79%	5.64%	5.57%	5.10%	4.79%

*	For the period July 2, 1993 through December 31, 2002.

Average Annual Total Return (After Taxes on Distributions) for the periods ended December 31, 2002.

Calculated according to the following formula:

P(1+T)n  =  ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value at the end of the stated period (after taxes on fund distributions but not after taxes on redemption) of a hypothetical $1,000 payment made at the beginning of the stated period.

Class S

	1 Year	3 Years	5 Years	10 Years or Since Inception
Short-Duration Bond Fund†	6.02%	4.76%	3.78%	4.17%
Core Bond Fund†	6.91%	7.06%	4.43%	5.36%
Diversified Bond Fund*	6.72%	5.33%	N/A	3.80%
Balanced Fund†	-12.53%	-8.57%	-3.90%	2.81%
Core Value Equity Fund†	-18.64%	-13.33%	-6.57%	3.94%
Fundamental Value Fund###	-21.56%	N/A	N/A	-21.51%
Value Equity Fund#	-17.23%	N/A	N/A	-14.08%
Large Cap Value Fund**	-16.79%	N/A	N/A	-10.87%
Indexed Equity Fund††	-22.76%	-15.31%	N/A	-3.11%
Blue Chip Growth Fund##	-25.46%	N/A	N/A	-21.70%
Large Cap Growth Fund###	-29.90%	N/A	N/A	-29.83%
Growth Equity Fund*	-27.68%	-20.78%	N/A	-11.32%
Aggressive Growth Fund**	-27.82%	N/A	N/A	-30.06%
OTC 100 Fund**	-37.71%	N/A	N/A	-39.96%
Focused Value Fund**	-9.97%	N/A	N/A	8.40%
Small Company Value Fund###	-13.06%	N/A	N/A	-13.03%
Small Cap Equity Fund†	-14.20%	-1.41%	-3.22%	5.66%
Mid Cap Growth Equity Fund*	-27.93%	-23.12%	N/A	-11.71%
Mid Cap Growth Equity II Fund***	-21.04%	N/A	N/A	-7.30%
Small Cap Growth Equity Fund*	-25.25%	-17.16%	N/A	-2.52%
Small Company Growth Fund###	-29.70%	N/A	N/A	-29.63%
Emerging Growth Fund**	-41.79%	N/A	N/A	-31.92%
International Equity Fund†	-30.00%	-22.92%	-6.54%	-0.82%
Overseas Fund#	-12.22%	N/A	N/A	-16.49%

†	For the period October 3, 1994 (commencement of operations) through December 31, 2002.
††	For the period March 1, 1998 (commencement of operations) through December 31, 2002.
*	For the period May 3, 1999 (commencement of operations) through December 31, 2002.
**	For the period May 1, 2000 (commencement of operations) through December 31, 2002.
***	For the period June 1, 2000 (commencement of operations) through December 31, 2002.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2002.
##	For the period June 1, 2001 (commencement of operations) through December 31, 2002.
###	For the period December 31, 2001 (commencement of operations) through December 31, 2002.

Average Annual Total Return (After Taxes on Distributions and Redemption) for the periods ended December 31, 2002.

Calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=	ending value at the end of the stated period (after taxes on fund distributions and redemption) of a hypothetical $1,000 payment made at the beginning of the stated period.

Class S

	1 Year	3 Years	5 Years	10 Years or Since Inception
Short-Duration Bond Fund†	4.76%	4.47%	3.70%	4.08%
Core Bond Fund†	5.35%	6.37%	4.25%	5.11%
Diversified Bond Fund*	5.17%	4.97%	N/A	3.72%
Balanced Fund†	-7.04%	-5.02%	-1.55%	3.64%
Core Value Equity Fund†	-11.05%	-7.63%	-2.73%	5.35%
Fundamental Value Fund###	-13.11%	N/A	N/A	-17.14%
Value Equity Fund#	-10.33%	N/A	N/A	-11.04%
Large Cap Value Fund**	-10.15%	N/A	N/A	-8.44%
Indexed Equity Fund††	-13.76%	-11.61%	N/A	-2.20%
Blue Chip Growth Fund##	-15.62%	N/A	N/A	-17.10%
Large Cap Growth Fund###	-18.36%	N/A	N/A	-23.86%
Growth Equity Fund*	-17.00%	-15.36%	N/A	-8.35%
Aggressive Growth Fund**	-17.08%	N/A	N/A	-22.39%
OTC 100 Fund**	-23.16%	N/A	N/A	-28.72%
Focused Value Fund**	-5.91%	N/A	N/A	7.05%
Small Company Value Fund###	-7.93%	N/A	N/A	-10.38%
Small Cap Equity Fund†	-6.72%	0.52%	-1.31%	5.88%
Mid Cap Growth Equity Fund*	-17.15%	-16.85%	N/A	-8.48%
Mid Cap Growth Equity II Fund***	-12.92%	N/A	N/A	-5.77%
Small Cap Growth Equity Fund*	-15.50%	-13.02%	N/A	-1.80%
Small Company Growth Fund###	-18.24%	N/A	N/A	-23.70%
Emerging Growth Fund**	-25.66%	N/A	N/A	-23.65%
International Equity Fund†	-18.19%	-15.85%	-3.32%	0.68%
Overseas Fund#	-7.42%	N/A	N/A	-13.00%

†	For the period October 3, 1994 (commencement of operations) through December 31, 2002.
††	For the period March 1, 1998 (commencement of operations) through December 31, 2002.
*	For the period May 3, 1999 (commencement of operations) through December 31, 2002.
**	For the period May 1, 2000 (commencement of operations) through December 31, 2002.
***	For the period June 1, 2000 (commencement of operations) through December 31, 2002.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2002.
##	For the period June 1, 2001 (commencement of operations) through December 31, 2002.
###	For the period December 31, 2001 (commencement of operations) through December 31, 2002.

Performance Comparisons

From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2500 Index, the Russell MidCap Growth Index, the Russell 1000 Value Index, the NASDAQ 100 Index (with respect to the OTC 100 Fund), the Lehman Brothers 20+ Treasury Index, Donoghue’s Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond

Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Treasury Bond Index, Lehman Brothers 1-3 Year Government Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Balanced Fund Index, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, Salomon Smith Barney 3-Month Treasury Bill Index, Morgan Stanley Capital International Index for Europe, Australasia and the Far East (“MSCI EAFE Index”), or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund’s historical performance or current or potential value with respect to the particular industry or sector.

Each Fund’s performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue’s Money Fund Report, including Donoghue’s Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

Each of the International Equity Fund and the Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. Each of the International Equity Fund and the Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2002, and are incorporated herein by reference in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2002 is available, without charge, upon request by calling 888-309-3539.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Specimen Investment Sub-Advisory Agreement between David L. Babson & Company Inc. (“David L. Babson”) with respect to MassMutual Prime Fund (now known as MassMutual Money Market Fund), MassMutual Short-Term Bond Fund, (now known as MassMutual Short-Duration Bond Fund) MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, each of the Prime, Core Bond and Core Equity Segments of the MassMutual Balanced Fund, the MassMutual Core Equity Fund (now known as MassMutual Core Value Equity Fund) and the MassMutual Small Cap Value Equity Fund (now known as MassMutual Small Cap Equity Fund), incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on April 28, 1997.

(3) Investment Sub-Advisory Agreement dated as of May 1, 2000 between MassMutual and OppenheimerFunds, Inc. with respect to the MassMutual International Equity Fund, incorporated by reference to Exhibit D(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(4) Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company with respect to MassMutual Growth Equity Fund, incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(5) Investment Sub-Advisory Agreement between MassMutual and Navellier & Associates, Inc. with respect to MassMutual Mid Cap Growth Equity Fund effective as of May 1, 2002 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company with respect to MassMutual Small Cap Growth Equity Fund, incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(7) Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. with respect to MassMutual Large Cap Value Fund effective as of May 15, 2001 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(8) Investment Sub-Advisory Agreement between MassMutual and Janus Capital Management LLC with respect to MassMutual Aggressive Growth Fund effective as of April 3, 2002 is filed herein as Exhibit D(8).

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(9) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with respect to MassMutual Focused Value Fund effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(10) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. with respect to MassMutual Mid Cap Growth Equity II Fund incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(11) Investment Sub-Advisory Agreement between MassMutual and RS Investment Management with respect to MassMutual Emerging Growth Fund effective as of May 1, 2000 incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(12) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with respect to MassMutual Indexed Equity Fund dated as of January 31, 2003 is filed herein as Exhibit D(12).

(13) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with regard to MassMutual OTC 100 Fund dated as of January 31, 2003 is filed herein as Exhibit D(13).

(14) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Blue Chip Growth Fund dated as of June 1, 2000 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(15) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Value Equity Fund dated as of May 1, 2001 is incorporated by reference to Exhibit D(16) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(16) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with regard to MassMutual Overseas Fund dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(17) Investment Sub-Advisory Agreement between MassMutual and American Century Investment Management, Inc. with regard to MassMutual Overseas Fund dated as of May 1, 2001 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(18) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Core Value Equity Fund dated as of December 3, 2001 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(19) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Small Cap Growth Equity Fund dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(20) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Large Cap Growth Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

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(21) Investment Sub-Advisory Agreement between MassMutual and Allied Investment Advisors, Inc. with regard to MassMutual Small Company Growth Fund dated as of April 1, 2003 is filed herein as Exhibit D(21).

(22) Investment Sub-Advisory Agreement between MassMutual and Clover Capital Management, Inc. with regard to MassMutual Small Company Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(23) Investment Sub-Advisory Agreement between MassMutual and Mazama Capital Management, Inc. with regard to MassMutual Small Company Growth Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(24) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. with regard to MassMutual Small Company Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(25) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Fundamental Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

Exhibit E

(1) Amended and Restated General Distributors Agreement between MassMutual and MML Distributors, LLC dated as of December 31, 2002 is incorporated by reference to Exhibit E of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on December 30, 2002.

(2) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is filed herein as Exhibit E(2).

Exhibit F

Deferred Compensation Plan for Trustees of Registrant, incorporated by reference to Exhibit F of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

Exhibit G:

(1) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (“IBT”) with respect to each series of the Trust(1)

(2) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Amendment, dated February 11, 2002, to Administrative and Shareholder Services Agreements is filed herein as Exhibit G(3).

(4) Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

Exhibit H:

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(1) Class L Shareholder Service Agreement between the Trust and MassMutual with respect to each of Registrant’s series, incorporated by reference to Exhibit H of Registrant’s Post-Effective Amendment No. 19 filed via EDGAR on February 20, 2002.

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Stuart H. Reese, Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E.A. Carson, Richard G. Dooley, Richard W. Greene and F. William Marshall, Jr., incorporated by reference to Exhibit J(2) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(3) Power of Attorney for Beverly L. Hamilton, incorporated by reference to Exhibit J(3) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(4) Power of Attorney for Frederick C. Castellani is incorporated by reference to Exhibit J(4) of Registrant’s Post-Effective Amendment No. 19 filed via EDGAR on February 20, 2002.

Exhibit K: Not Applicable

Exhibit L: Not Applicable

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

Exhibit N:

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Amended and Restated Rule 18f-3 Plan effective as of December 31, 2002 is incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on December 30, 2002.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for David L. Babson & Company Inc.(2)

(2) Code of Ethics for Davis Selected Advisers, L.P. (2)

(3) Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(3).

(4) Code of Ethics for Massachusetts Financial Services Company.(2)

(5) Code of Ethics for Massachusetts Mutual Life Insurance Company, MML Distributors, LLC and MassMutual Institutional Funds.(2)

(6) Code of Ethics for Northern Trust Investments, Inc. is filed herein as Exhibit P(6).

(7) Code of Ethics for RS Investment Management, L.P.(2)

(8) Code of Ethics for T. Rowe Price Associates, Inc. is filed herein as Exhibit P(8).

(9) Code of Ethics for Fidelity Management & Research Company is filed herein as Exhibit P(9).

(10) Code of Ethics for Harris Associates L.P. is filed herein as Exhibit P(10).

(11) Code of Ethics for Janus Capital Management LLC is filed herein as Exhibit P(11).

(12) Code of Ethics for Oppenheimer Funds, Inc. is filed herein as Exhibit P(12).

(13) Code of Ethics for Navellier & Associates, Inc. is incorporated by reference to Exhibit P(13) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(14) Code of Ethics for American Century Investment Management, Inc. is filed herein as Exhibit P(14).

(15) Code of Ethics for Clover Capital Management, Inc. is filed herein as Exhibit P(15).

(16) Code of Ethics for Alliance Capital Management L.P. is filed herein as Exhibit P(16).

(17) Code of Ethics for Mazama Capital Management, Inc. (3)

(18) Code of Ethics for Wellington Management Company, LLP. (3)

(19) Code of Ethics for Allied Investment Advisors, Inc. (3)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

–  5  –

Item 24: Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be, deemed to be controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding Company has a 1% ownership interest.

6. MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

7. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer. MassMutual Holding Company owns 86% of the capital stock and MassMutual Holding Company owns 14% of the capital stock of MML Investors Services, Inc.

8. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

9. DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

10. Diversified Insurance Services of America, Inc., a Hawaii corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

11. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

12. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

13. MML Insurance Agency of Texas, Inc., a Texas corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc., through an irrevocable proxy arrangement.

–  6  –

14. MML Partners, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all of the stock of which is owned by MML Investors Services, Inc.

15. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

16. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

17. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 90%. David L. Babson & Company Inc. acts as sub-adviser for this fund.

18. 9048-5434 Quebec, Inc., a Canadian corporation that operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

19. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

20. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Company owns approximately 80% of the capital stock of Antares Capital Corporation.

21. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by MassMutual Holding Company.

22. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

23. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

24. DLB Acquisition Corporation (“DLB”), a Delaware corporation that operates as a holding company for the David L. Babson companies. MassMutual Holding Company owns 98% of the outstanding shares of capital stock of DLB.

25. David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by DLB.

26. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. David L. Babson & Company Inc. owns 100% of the capital stock of Charter Oak Capital Management, Inc.

27. Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company, Inc.

28. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership and is one of the general partners.

–  7  –

29. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds.

30. FITech Domestic Partners, LLC (“DP”), a Delaware LLC that is a general partner of FITech Domestic Value, L.P. David L. Babson & Company Inc. is a limited partner in DP, holding a 58% controlling ownership interest.

31. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

32. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 95% of the capital stock of OAC.

33. OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all of the stock of which is owned by OAC.

34. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

35. Centennial Capital Corporation, a Delaware corporation that formerly sponsored a unit investment trust, all of the stock of which is owned by Centennial Asset Management Corporation.

36. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all of the stock of which is owned by OppenheimerFunds, Inc.

37. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all of the stock of which is owned by OppenheimerFunds, Inc.

38. Oppenheimer Partnership Holding, Inc., a Delaware corporation that operates as a holding company, all of the stock of which is owned by OppenheimerFunds, Inc.

39. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all of the stock of which is owned by OppenheimerFunds, Inc.

40. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

41. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

42. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

43. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment advisor, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

44. OppenheimerFunds International, Ltd., a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Millennium Funds. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

–  8  –

45. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all of the stock of which is owned by OAC.

46. Oppenheimer Trust Company, a New York corporation that conducts the business of a trust company, all of the stock of which is owned by OAC.

47. Tremont Advisers, Inc., a New York corporation that operates as an investment services provider specializing in hedge funds, all of the stock of which is owned by OAC.

48. Gulf Investment Management, Inc., owned 75% by OFI Private Investments, Inc. and 25% by OFI Institutional Asset Management, Inc.

49. CM Property Management, Inc., a Connecticut corporation that serves as the general partner of Westheimer 335 Suites Limited Partnership, all of the stock of which is owned by MassMutual Holding Company. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

50. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

51. HYP Management, Inc., a Delaware corporation that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Company owns all of the outstanding stock of HYP Management, Inc.

52. MassMutual Benefits Management, Inc., a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding Company owns all of the outstanding stock.

53. MMHC Investment, Inc., a Delaware corporation that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Company owns all of the outstanding stock of MMHC Investment, Inc.

54. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

55. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers.

56. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund.

57. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all of the stock of which is owned by MassMutual Holding Company.

58. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management holds a 50% ownership interest and Cornerstone Real Estate Advisers, Inc. holds a 50% ownership interest in Cornerstone Office Management, LLC.

59. Urban Properties, Inc., a Delaware corporation that serves as a general partner of real estate limited partnerships and as a real estate holding company, all of the stock of which is owned by MassMutual Holding Company.

60. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding Company.

–  9  –

61. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

62. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all of the stock of which is owned by MassMutual International, Inc.

63. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited holds a 60% ownership interest and MassMutual Services Limited and MassMutual Guardian Limited each hold a 20% ownership interest in MassMutual Trustees Limited.

64. Protective Capital (International) Limited, a corporation organized in Hong Kong that operates as a mandatory provident funds intermediary, all of the stock of which is owned by MassMutual International, Inc.

65. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all of the stock of which is owned by MassMutual International, Inc. This company is now inactive.

66. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all the stock of which is owned by MassMutual International, Inc. This company is now inactive.

67. MassMutual International Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for international and domestic operations and other investments, all the stock of which is owned by MassMutual International, Inc.

68. MassMutual Mercuries Life Insurance Co., a corporation organized in Taiwan that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

69. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 86%, MassMutual Shuno Company owns 1.7% and Protective Capital (International), Ltd. owns 12% of the outstanding shares of MassMutual Life Insurance Company.

70. MassMutual Shuno Company operates as a Japanese premium collection service provider.

71. MassMutual Leasing Company is a Japanese company that leases office equipment and performs commercial lending. MassMutual Shuno Company holds a 35% interest while MassMutual Life Insurance Company holds a 10% ownership interest.

72. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic that operates as a holding company. MassMutual International, Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining shares in MassMutual Internacional (Argentina) S.A.

73. MassMutual Services, S.A., a corporation organized in the Argentine Republic that operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99.9% of the outstanding shares and MassMutual International, Inc. owns the remaining shares in MassMutual Services, S.A.

74. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. owns 92.5% of the outstanding shares and MassMutual Holding Company owns the remaining shares of MassMutual Internacional (Chile) S.A.

75. Origen Inversiones S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in Origen Inversiones S.A.

–  10  –

76. Compania de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual International (Chile) S.A. owns 33.4% of the outstanding shares of Compania de Seguros Vida Corp S.A.

77. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

78. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all of the stock of which is owned by MassMutual International, Inc.

79. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding capital stock and MassMutual Holding Company owns the remaining shares of MassMutual Europe, S.A.

80. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic that operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

81. MassMutual Life Insurance Company, a corporation organized in Japan that operates as a life insurance company. MassMutual International, Inc. owns 99.5% of the outstanding shares of MassMutual Life Insurance Company.

82. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all of the stock of which is owned by MassMutual Holding Company.

83. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all of the stock of which is owned by MassMutual.

84. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services. MassMutual owns 100% of the outstanding shares of The MassMutual Trust Company.

85. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations.

86. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all of the stock of which is owned by MassMutual Holding Company.

87. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

88. MassMutual Institutional Funds, a Massachusetts business trust that operates as an open-end investment company. The majority shares are owned by MassMutual.

89. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

90. DLB Fund Group, a Massachusetts business trust that operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the S.I. International Fund and the DLB High Yield Fund.

91. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

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92. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

93. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

94. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

95. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. acts as sub-adviser.

96. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

97. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts as sub-adviser.

98. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

99. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MMHC owns 24.97% of the subordinated notes.

MassMutual or David L. Babson & Company Inc. acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. David L. Babson & Company Inc. is the investment adviser to CI.

3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 90% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser.

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4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. David L. Babson & Company Inc. acts as the investment adviser to PI.

7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds 1.79%, MMHC Investment, Inc. holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.

8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

9. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. is the sub-adviser.

12. MassMutual Global CDO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CDO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

13. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts a sub-adviser.

14. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

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15. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MMHC Investment, Inc. owns 34.35% of the subordinated notes.

16. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. David L. Babson & Company Inc. is the investment adviser. MassMutual holds 23.13% of the preferred shares.

17. Wilbraham CBO Ltd., is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. David L. Babson & Company Inc. is the investment manager. MassMutual owns 33.99% of the preferred shares.

18. Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

19. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. David L. Babson & Company Inc. is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

20. Leland Fund, L.P., a hedge fund investing in high-yield emerging assets that is managed by David L. Babson & Company Inc.

21. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by David L. Babson & Company Inc.

22. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by David L. Babson & Company Inc.

23. Phoenix Funding Limited, a cash/flow CDO that is managed by David L. Babson & Company Inc.

24. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

25. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

26. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds a 48.33% interest in the Fund. David L. Babson & Company Inc. serves as the investment manager.

27. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. David L. Babson & Company Inc. serves as the investment manager. MassMutual currently has a 28% interest in the fund.

28. Storrs CDO, Ltd, a company organized under the laws of the Cayman Islands for the limited purpose of acquiring Collateral Debt Securities and Eligible Investments. MassMutual holds a 20% interest in the Company. David L. Babson & Company Inc. serves as the investment adviser.

29. Constitution Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which David L. Babson & Company Inc. serves as investment manager.

30. Constitution Wharf Fund, Ltd., a hedge fund registered in the Cayman Islands for which David L. Babson & Company Inc. serves as the investment adviser.

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Item 25: Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyds, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyds. There is a deductible of $750,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business

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are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director and Member, Human Resources and Board Affairs Committees

Retired Chairman and Chief Executive Officer, Chairman (1996-2001) and Chief Executive Officer (1996-2000), Corning Incorporated (manufacturer of advanced materials, communication equipment and environmental products), One Riverfront Plaza, HQE 2, Corning, New York; Director (1993-2001), Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; Director (1991-Present), The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut; Member, Business Roundtable (1996-Present); Member, The Business Council (1997-Present); Member, National Association of Manufacturers (1991-Present); Member, Board of Overseers, Rutgers University Foundation (1996-Present); Trustee, Corning Incorporated Foundation (1978-2001); and Trustee, Corning Museum of Glass (1991-2001).

JAMES R. BIRLE, Director and Member, Board Affairs and Investment Committees

Chairman (since 1997), President (1994-1997) and Founder (1994), Resolute Partners, LLC (private merchant bank), Greenwich, Connecticut; Director (since 1996), IKON Office Solutions (diversified office products and technology solutions); Chairman (since 1994), Drexel Industries, LLC; Director (since 1994), Connecticut Health and Education Facilities Authority; Director (since 1994), Transparency International; and Trustee (since 1994), Villanova University.

GENE CHAO, Director and Member, Investment and Human Resources Committees

Retired; Chairman, President and Chief Executive Officer (1991-February 2000), Computer Projections, Inc. (presentation graphics services and equipment), Portland, Oregon; Director (since 1996), Monowave Corporation, 5615 64th Ave., NE, Seattle, Washington; Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia; and Director, various privately held companies (since 1981); Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut.

JAMES H. DEGRAFFENREIDT, JR., Director and Member, Auditing and Dividend Policy Committee

Chairman and Chief Executive Officer (since October 2001), Chairman, President and Chief Executive Officer (2000-2001), Chairman and Chief Executive Officer (1998-2000), Director (since 2001), WGL Holdings, Inc., parent company of Washington Gas Light Company (public utility holding company), 1100 H Street, NW, Washington, D.C.; Director (since 1994), Washington Gas Light Company, Washington, D.C.; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1998), Greater Washington Board of Trade, Washington, D.C.; Director (since 1999), Harbor Bank, Baltimore, Maryland; Director (since 1999), Harbor Bank (Holding Company); Director (since 1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

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PATRICIA DIAZ DENNIS, Director and Member, Auditing and Dividend Policy Committees

Senior Vice President, General Counsel and Secretary (since 2002), Senior Vice President-Regulatory & Public Affairs (1998-2002), Senior Vice President and Assistant General Counsel-Regulation & Public Policy (1995-1998), SBC Communications Inc. (telecommunications company), San Antonio, Texas; Secretary/Trustee (since 1991), The Tomas Rivera Policy Institute, Trustee (since 1993), Radio and Television News Directors Foundation; Director (since 1989) Foundation for Women’s Resources; Director (1989-2002), Bexar County Women’s Bar Association; Director (since 1999), Catholic Television of San Antonio; Director (since 1999), Mexican American Legal Defense and Educational Foundation; Director (since 1999), Universidad Autonoma de Mexico (UNAM) Foundation; Director (1997-2000) Hispanic Scholarship Fund; National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (since 1996), National Council of La Raza; Regent (since 1999), Texas State University System; and Secretary/Treasurer (since 1999), San Antonio Economic Development Foundation.

JAMES L. DUNLAP, Director and Member, Auditing and Human Resources Committees

Retired; Vice Chairman (1998-August 31, 1999), Ocean Energy, Inc. (formerly United Meridian Corporation), 1001 Fannin, Suite 1600, Houston, Texas; President and Chief Operating Officer (1996-March 1998), United Meridian Corporation (oil exploration), 1201 Louisiana, Suite 1400, Houston, Texas; Member, Board of Trustees (since 1998), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts; and Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts.

WILLIAM B. ELLIS, Director and Member, Board Affairs and Investment Committees

Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (1991-November 2000), The Hartford Steam Boiler Inspection and Insurance Company (property and casualty insurer); Director (1996-January 2001), Advest Group, Inc. (financial services holding company); Director (since 1976), The Greater Hartford Chamber of Commerce; Director (since 1987), MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1999), Pew Center on Global Climate Change; Member of the Science Conservation Advisory Board (1994-2000), The Nature Conservancy; Trustee (since 1998) Carnegie Mellon University; Director (since 1995), Catalytica Energy Systems, Inc.; and Director (since 1993), The National Museum of Natural History of the Smithsonian Institution, Washington, D.C.

ROBERT A. ESSNER, Director and Member, Auditing and Dividend Policy Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), President and Chief Executive Officer (2001-2002), President and Chief Operating Officer (2000-2001), Wyeth, 5 Giralda Farms, Madison, New Jersey; President and Executive Vice President (1997-2000), Wyeth-Ayerst Pharmaceuticals; President (1993-1997), Wyeth-Ayerst Laboratories; Director (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System; and Director (1995-1998), Immunex.

ROBERT M. FUREK, Director and Chairman, Auditing Committee, Member, Board Affairs Committee

Partner (since 1997), Resolute Partners LLC (private merchant bank); Chairman (1997-2000), State Board of Trustees for the Hartford Public School System; Director, (1990-2000), The Dexter Corporation (producer of specialty chemicals and papers); Chairman (since March 2003), CATELECTRIC; Corporator, (since 1991), The

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Bushnell Memorial, Hartford, Connecticut; Director (1999-2002), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CHARLES K. GIFFORD, Director and Chairman, Board Affairs Committee, Member, Investment Committee

Chairman and Chief Executive Officer (since 2003), President and Chief Executive Officer (2002), President, and Chief Operating Officer (1999-2001), Director (since 1999), FleetBoston Financial, 100 Federal Street, Boston, Massachusetts; President and Director (since 1999), Fleet National Bank; Chairman and Chief Executive Officer (1996-1999), President (since 1999), Chairman, President and Chief Executive Officer (1995-1996), Director (since 1987) BankBoston, N.A., 100 Federal Street, Boston, Massachusetts; Chairman and Chief Executive Officer (1998-1999), Director (1987-1999), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Director, Member, Executive Committee and Chairman, Board Governance and Nominating Committee (since 1990), NSTAR (public utility electric company, formerly Boston Edison Co.), 800 Boylston Street, Boston, Massachusetts.

WILLIAM N. GRIGGS, Director and Member, Human Resources and Investment Committees

Managing Director, (since 1983), Griggs & Santow Incorporated (financial consultants), One State Street, New York, New York; and Director (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

WILLIAM B. MARX, JR., Director and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

Retired; Senior Executive Vice President (1996), Lucent Technologies. (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey; Member, National Board of Directors (since 1985), Junior Achievement, Colorado Springs, Colorado; Member (since 1996), Advisory Council, Graduate School of Business, Stanford University, Stanford, California; Director (since 2001) Bethesda Hospital Foundation, Boynton Beach, Florida; and Director (1996-2000), Adaptive Broad Band, Sunnyvale, California; and Trustee (since 2001), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director and Chairman, Human Resources Committee, Member, Auditing Committee

Managing Partner, (since 1984), Peach State Real Estate Holding Company (Real Estate Investment Company); Consultant to Institutional Investors; Co-owner of family businesses (including Maypole Chevrolet, Inc.); Director (1996-1999), TCX International, Inc.; Director, Chair-Compensation Committee, Audit Committee (since 1992), Dan River, Inc. (textile manufacturer); Director (since 1987), Davies, Turner & Co.; Director (since 1998), Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)); Director and Chairman (1998-2001), DVC, Inc. (bionutritional supplement/animal and human feed); Director, Executive Committee, Chairman-Audit Committee (1984-2000), Verizon Communications; and Director, Audit and Budget Committees (since 2000), Whitehead Institute For Biomedical Research; and Director, Compensation and Development Committees (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

ROBERT J. O’CONNELL, Director and Chairman, Investment Committee, Member, Board Affairs and Dividend Policy Committees

Chairman and Chairman of the Board of Directors (since 2000), President and Chief Executive Officer (since 1999) of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (since 2000) and Director and Chairman (since 1999), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (1999-2000), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers); President, Director and Chairman (since 1999), MassMutual Holding

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MSC, Inc.; Trustee and Chairman (1999-2000), MassMutual Holding Trust II (now dissolved wholly-owned holding company subsidiaries of MassMutual Holding Co.); Trustee and Chairman (since 1999), MassMutual Holding Trust I (now dissolved wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies; President and Chief Executive Officer, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 1999), MassMutual Benefits Management, Inc.; President and Chief Executive Officer (since 2000) and Director and Chairman (since 1999), C.M. Life Insurance Company; Trustee (since 1999), MassMutual Institutional Funds; Director (since 2001) MassMutual International Holdings MSC, Inc.; Director (since 1999), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts; Trustee (since 1999) MML Series Investment Fund; Director and Chairman (since 1999), Oppenheimer Acquisition Corporation; Director (1996-2000), Life Office Management Association, Inc.; and Director (since 1999), American Council of Life Insurance.

MARC RACICOT, Director and Member, Dividend Policy and Human Resources Committees

Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C.; Chairman (since 2002), Republican National Committee; Governor (1993-2000), State of Montana; Chairman (since 2001) and Member, America’s Promise-The Alliance for Youth; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (since 2000), Corporation for National Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Member, Maureen & Mike Mansfield Foundation; Co-Chairman (since 2001) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Member (since 1989), United Way of Lewis & Clark County, Montana.

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual; Chairman, Board of Directors, MassMutual Benefits Management, Inc.; Director, (since 1997) MML Investors Services, Inc.; Director, Antares Capital Corporation; Director, National Board of Directors of Girl Scouts, USA; Director, The MacDuffie School, Springfield, Massachusetts; and Director (since 2003), Baystate Health Systems.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company and CM Benefit Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc.; Director (since 1998), MassMutual Benefits Management, Inc.; Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1997), MML Securities Corporation (a wholly-owned subsidiary of MML Investors Services, Inc. that is a “Massachusetts Securities Corporation”) (principal offices, 1414 Main Street, Springfield, Massachusetts 01111-0001); Director (since 1993), Sargasso Mutual Insurance Co. (Bermuda) Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director, MML Bay State Life Insurance Company; CM Life Insurance Company; Director, MassMutual Holding Company; Director, DLB Acquisition Corporation; and Director, Oppenheimer Acquisition Corporation; President, and Director (since 1997), the Association of Life Insurance Counsel; and a member of the Board of Overseers of the RAND Institute for Civil Justice.

FREDERICK C. CASTELLANI, Executive Vice President

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Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001), Senior Vice President and Chief Financial Officer (1999-2001), MassMutual; Director (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013.

JAMES E. MILLER, Executive Vice President

Executive Vice President (since 1997), MassMutual; Senior Vice President (1996-1997), Director (since 1998), CM Benefit Insurance Company; Director (since 1998), C.M. Life Insurance Company, Executive Vice President-Life Operations (since 1999); Director of MassMutual Benefits Management, Inc. (since 1998); Director of MML Bay State Life Insurance Company (since 1998), Executive Vice President-Life Operations (since 1999), Director (1998-2000), MassMutual Holding Company.

CHRISTINE M. MODIE, Executive Vice President and Chief Information Officer

Executive Vice President (since 1999), MassMutual.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President and Chief Executive Officer (since 2001), Oppenheimer Asset Management, Inc., President and Chief Operating Officer (2000-2001), OppenheimerFunds, Inc.; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson & Company Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation); Director and President (1999-2001), and Trustee (1997-1999), MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (1999-2000), C.M. Life Insurance Company; Director, President and Chief Executive Officer (1999-2000), MML Bay State Life Insurance Company; Director, President and Trustee (1999-2001), MML Series Investment Fund; Director (2000), The MassMutual Trust Company FSB; Director (since 2001), Centennial Asset Management Corporation; member of the Board of Governors of the Investment Company Institute; and delegate to the Financial Services Roundtable.

STUART H. REESE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director-Investment Management (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Fund (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), Executive Vice President-Investments (since 1999), Director (since 1994), Senior Vice President-Investments (1996-1999), MML Bay State Life Insurance Company (wholly owned insurance company subsidiary of MassMutual) and MassMutual Corporate Value Partners (since 1994), (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999),

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Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; Director, HYP Management, Inc.; Member of the Advisory Board of MassMutual High Yield Partners II LLC; Director (since 1999) MassMutual Holding MSC, Inc.; President, MMHC Investment, Inc.; Director, MassMutual Corporate Value Limited; Director, DLB Acquisition Corporation; Director, Oppenheimer Acquisition Corporation; and Director, Merrill Lynch Derivative Products (since 1999).

MATTHEW E. WINTER, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1998-2001), Vice President (1996-1998), MassMutual; and Chairman of the Board of Directors (since 2000) MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013.

b. The Investment Sub-Advisers

DAVID L. BABSON & COMPANY INC.

The directors and executive officers of David L. Babson & Company Inc. (“Babson” or the “Manager”), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson and their other principal business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Director, Chairman and Chief Executive Officer

Chairman (since 2001), Director (since 2000), and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company (“MassMutual”) (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KEVIN M. MCCLINTOCK, Director and Managing Director

Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

ROBERT LIGUORI, Director

Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual, (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, Delaware.

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MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000) Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

WILLIAM F. GLAVIN, JR., Chief Operating Officer and Chief Compliance Officer

Chief Operating Officer and Chief Compliance Officer (since April 2003), Babson; President – US Retail (January 2000 to March 2003), Chief Operating Officer – US Direct (February 1999 to January 2000), General Manager – AARP Investment Program (April 1997 to February 1999), Scudder Investments/Deutsche Asset Management.

ROBERT E. JOYAL, President, Chief Operating Officer, Director and Managing Director

President and Chief Operating Officer (since 2001), Director and Managing Director (since 2000), Babson; Executive Director (1997-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1990-1996), MassMutual (insurance company and investment advisers), 1295 State Street, Springfield, Massachusetts 01111-0001; President (since 1999), Senior Vice President (1989-1999), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director, (since 1996), MassMutual High Yield Partners II LLC (a Delaware limited liability company that operates as a high yield bond fund).

ROGER W. CRANDALL, Managing Director

Managing Director (since 2000), Babson; Managing Director, Securities Investment Division (1991-2000) and Managing Director (1993-2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

EFRAM MARDER, Managing Director

Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

STEPHEN L. KUHN, General Counsel and Clerk

General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies);

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Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company); Vice President and Secretary, (1988-1999), MML Series Investment Fund (open-end investment company).

The Managing Directors of S.I. International Assets (formerly known as Babson-Stewart Ivory International), which has its principal place of business at One Memorial Drive, Cambridge, Massachusetts 02142, and their principal other business affiliations and business experience for the past two years are as set forth below. Babson and Stewart Ivory & Company (International) Limited, an indirect, wholly owned subsidiary of Colonial Limited, are the two general partners of S.I. International Assets.

KEVIN M. MCCLINTOCK, Managing Director

Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

STEPHEN B. O’BRIEN, Managing Director

Managing Director (since 2000), Executive Vice President (1999-2000), Director (1999-2000), Senior Vice President (1996-1999), Babson; Managing Director (since 1998), S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts.

STUART PAUL, Managing Director

Managing Director (since 2000), S.I. International Assets (formerly known as Babson-Stewart Ivory International); Director, Stewart Ivory & Company (International) Limited, 23 St. Andrew Square, Edinburgh, Scotland (investment adviser); Head of Emerging Market Equities (since 2000), First State Investments U.K. (formerly known as Colonial First State Investments UK and, prior to that, Stewart Ivory & Company Limited), 23 St. Andrew Square, Edinburgh, Scotland (investment managers); Investment Manager (1994-2000), Stewart Ivory & Company Limited, 45 Charlotte Square, Edinburgh, Scotland (investment managers).

OPPENHEIMERFUNDS, INC.

OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies.

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Assistant Vice President	None

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Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

Amy B. Adamshick, Vice President	None

Charles E. Albers, Senior Vice President	None

Erik Anderson, Assistant Vice President	None

Janette Aprilante, Vice President & Secretary

As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc., Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.

Patricia Avelino, Assistant Vice President	None

Hany S. Ayad, Assistant Vice President	None

Victor W. Babin, Senior Vice President	None

Bruce L. Bartlett, Senior Vice President	None

John Michael Banta, Assistant Vice President	None

Joanne Bardell, Assistant Vice President	None

Lerae A. Barela, Assistant Vice President	None

George Batejan, Executive Vice President/ Chief Information Officer	None

Mark Bartling, Assistant Vice President	None

Kevin Baum, Vice President	None

Jeff Baumgartner, Assistant Vice President	None

Connie Bechtolt, Assistant Vice President	None

Robert Behal Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly.

Kathleen Beichert, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Gerald Bellamy, Assistant Vice President	None

Erik S. Berg, Assistant Vice President	None

Victoria Best, Vice President	None

Rajeev Bhaman, Vice President	None

Craig Billings, Assistant Vice President	Formerly President of Lorac Technologies, Inc. (June 1997-July 2001).

Mark Binning	None

–  24  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

Assistant Vice President

Robert J. Bishop, Vice President	None

Tracey Blinzer, Assistant Vice President	None

John R. Blomfield, Vice President	None

Chad Boll, Assistant Vice President	None

Kevin Bonner, Vice President	Formerly Manager, Sales Support for Prudential Insurance Company (August 1995-September 2001).

Robert Bonomo, Senior Vice President	None

Lowell Scott Brooks, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster, Vice President	None

Paul Burke, Assistant Vice President	None

Mark Burns, Assistant Vice President	Formerly a Marketing Manager with Alliance Capital Management (October 1999-April 2001).

Bruce Burroughs Vice President	None

Claudia Calich, Assistant Vice President	None

Michael A. Carbuto, Vice President	None

Debra Casey, Assistant Vice President	None

Ronald G. Chibnik, Assistant Vice President	Formerly Director of technology for Sapient Corporation (July, 2000-August 2001); software architect for Sapient Corporation (March 1997-July 2000).

Brett Clark, Assistant Vice President	None

H.C. Digby Clements, Vice President: Rochester Division	None

Peter V. Cocuzza, Vice President	None

Laura Coulston, Assistant Vice President	None

Julie C. Cusker, Assistant Vice President: Rochester Division	None

George Curry, Vice President	None.

John Damian, Vice President	Formerly senior analyst/director for Citigroup Asset Management (November 1999-September 2001).

O. Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer & Director

Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OFI Institutional Asset

–  25  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Management, Inc.; Trustee (since 1993) of Awhtolia College—Greece.

John M. Davis, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Ruggero de’Rossi, Vice President	Vice President of HarbourView Asset Management Corporation.

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Assistant Vice President	Formerly an Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan Vice President	None

Steven D. Dombrower, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Bruce C. Dunbar, Vice President	None

Richard Edmiston, Assistant Vice President	None

Daniel R. Engstrom, Assistant Vice President	None

Armand B. Erpf, Assistant Vice President	None

James Robert Erven Assistant Vice President	Formerly an Assistant Vice President/Senior Trader with Morgan Stanley Investment Management (1999-April 2002).

George R. Evans, Vice President	None

Edward N. Everett, Vice President	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	None

Scott T. Farrar, Vice President	Vice President of OFI Private Investments, Inc.

Katherine P. Feld, Vice President, Senior Counsel

Vice President of OppenheimerFunds, Distributor, Inc.; Vice President, Assistant Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset Management, Inc.

Emmanuel Ferreira, Vice President	Formerly a portfolio manager with Lashire Investments (July 1999-December 2002).

Ronald H. Fielding, Senior Vice President; Chairman: Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Brian Finley, Assistant Vice President	None

John Forrest, Senior Vice President	None

J. Hayes Foster, Vice President	None

P. Lyman Foster, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

David Foxhoven, Assistant Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

–  26  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Colleen M. Franca, Assistant Vice President	None

Crystal French, Vice President	None

Hazem Gamal, Assistant Vice President	None

Dan P. Gangemi, Vice President	None

Dan Gagliardo, Assistant Vice President	Formerly an Assistant Vice President with Mitchell Hutchins (January 2000-October 2000).

Subrata Ghose, Assistant Vice President	None

Charles W. Gilbert, Assistant Vice President	None

Alan C. Gilston, Vice President	None

Sharon M. Giordano-Auleta, Assistant Vice President	None

Jill E. Glazerman, Vice President	None

Paul M. Goldenberg, Vice President	None

Mike Goldverg, Assistant Vice President	None

Bejamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation. Formerly Executive Director with Miller Anderson Sherrerd, a division of Morgan Stanley Investment Management. (April 1992-March 2002).

Laura Granger, Vice President	None

Robert Grill, Senior Vice President	None

Satish Gupta, Vice President	None

Robert Guy, Senior Vice President	None

David Hager, Vice President	None

Robert Haley, Assistant Vice President	None

Marilyn Hall, Vice President	None

Ping Han, Assistant Vice President	None

Kelly Haney, Assistant Vice President	None

Neil Hanson, Vice President	None

Shari Harley, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

–  27  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Saba Hekmat, Assistant Vice President	Formerly Director, Credit Research Analyst at MetLife Investments (July 1996-October 2002).

Michael Henry, Assistant Vice President	None

Catherine Heron, Assistant Vice President	None

Dennis Hess, Assistant Vice President	None

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui, Assistant Vice President	None

John Huttlin, Vice President	None

Edward Hrybenko, Vice President	None

James G. Hyland, Assistant Vice President	None

Steve P. Ilnitzki, Senior Vice President	None

Kathleen T. Ives, Vice President & Assistant Counsel

Vice President of OppenheimerFunds Distributor, Inc.; Vice President and Assistant Secretary of Shareholder Services, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume, Vice President	Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset Management Corporation; and of OFI Institutional Asset Management, Inc. (since February 2001).

Frank V. Jennings, Vice President	None

John Jennings, Vice President	None

John Michael Johnson, Assistant Vice President

Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin Capital Holdings Inc. (February 2001-May 2002) prior to which he was Vice President and Senior Analyst at Merrill Lynch Investment Managers (October 1996-February 2001).

Lewis A. Kamman, Vice President	None

Charles Kandilis, Assistant Vice President	Formerly managing director of Kandilis Capital Management (September 1993-August 2002); CFO of Kandi Corp. (October 1989-August 1993).

Jennifer E. Kane, Assistant Vice President	None.

Lynn O. Keeshan, Senior Vice President	None

Thomas W. Keffer, Senior Vice President	None

Cristina J. Keller, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,	None

–  28  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Vice President

Garrett K. Kolb, Assistant Vice President	None

Walter G. Konops, Assistant Vice President	None

Avram D. Kornberg, Senior Vice President	None

James Kourkoulakos, Vice President	None

Brian Kramer, Assistant Vice President	None

Tracey Lange, Vice President	None

John Latino, Assistant Vice President	Formerly a Senior Trader/Portfolio Engineer at Jacobs Levy Equity Management (June 1996-August 2002)

Guy E. Leaf, Vice President	Formerly a Vice President of Merrill Lynch (January 2000-September 2001).

Christopher M. Leavy, Senior Vice President	None

Dina C. Lee, Assistant Vice President & Assistant Counsel	None

Dana Lehrer, Assistant Vice President	None

Laura Leitzinger, Vice President	Vice President of Shareholder Financial Services, Inc.

Michael S. Levine, Vice President	None

Gang Li, Assistant Vice President	None

Shanquan Li, Vice President	None

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

Bill Linden, Assistant Vice President	None

Malissa B. Lischin, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Reed Litcher, Vice President	None

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran Vice President: Rochester Division	None

Patricia Lovett, Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Steve Macchia, Vice President	None

Michael Magee, Vice President	None

Jerry Madzij, Assistant Vice President	None

–  29  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Angelo G. Manioudakis Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation. Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April 2002).

Marianne Manzolillo, Assistant Vice President	None

LuAnn Mascia, Vice President	None

Philip T. Masterson, Vice President & Assistant Counsel	None

Elizabeth McCormack, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Charles L. McKenzie, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management Corporation.

Joseph McGovern, Assistant Vice President	None

Lisa Migan, Assistant Vice President	None

Andrew J. Mika, Senior Vice President	None

Joy Milan, Vice President	None

Denis R. Molleur, Vice President & Senior Counsel	None

Nikolaos D. Monoyios, Vice President	None

Charles Moon, Vice President

Vice President of HarbourView Asset Management Corporation. Formerly an Executive Director and Portfolio Manager with Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March 2002).

Stacey Morrell, Vice President	None

John Murphy, Chairman, President, Chief Executive Officer & Director

Director of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Tremont Advisers, Inc.; Director (Class A) of Trinity Investments Management Corporation; President and Director of Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Executive Vice President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.

Thomas J. Murray, Vice President	None

Kenneth Nadler, Vice President	None

Christina Nasta, Assistant Vice President	None

David Negri, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols, Vice President	None

Barbara Niederbrach,	None

–  30  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Assistant Vice President

William Norman, Assistant Vice President	None

Raymond C. Olson, Assistant Vice President	Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.; Treasurer of Centennial Asset Management Corporation.

Frank J. Pavlak, Vice President	None

David P. Pellegrino, Vice President	None

Allison C. Pells, Assistant Vice President	None

Susan Pergament, Assistant Vice President	None

Brian Petersen, Assistant Vice President	None

James F. Phillips, Vice President	None

Gary Pilc, Assistant Vice President

Peter E. Pisapia, Assistant Vice President & Assistant Counsel	Formerly, Associate Counsel at SunAmerica Asset Management Corp. (December 2000-December 2002).

Raghaw Prasad, Assistant Vice President

Formerly Associate Vice President with Prudential Securities New York (January 2001-November 2001) prior to which he was a Director/Analytics with Prudential Investments New Jersey (April 1997-November 2001).

Jane C. Putnam, Vice President	None

Michael E. Quinn, Vice President	None

Heather Rabinowitz, Assistant Vice President	None

Julie S. Radtke, Vice President	None

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Thomas P. Reedy, Vice President	Vice President (since April 1999) of HarbourView Asset Management Corporation.

Brian N. Reid, Assistant Vice President	Formerly an Assistant Vice President with Eaton Vance Management (January 2000-January 2002).

Marc Reinganum, Vice President	Formerly (until August 2002) Vaughn Rauscher Chair in Financial Investments and Director, Finance Institute of Southern Methodist University, Texas.

Kristina Richardson, Assistant Vice President	None

Claire Ring, Assistant Vice President	None

David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Rob Robis, Assistant Vice President	None

–  31  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Antoinette Rodriguez, Assistant Vice President	None

Stacey Roode, Vice President	Formerly, Assistant Vice President of Human Resources of OFI (200-July 2002)

Jeffrey S. Rosen, Vice President	None

Richard H. Rubinstein, Senior Vice President	None

James H. Ruff, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo Executive Vice President and Director

Director, Treasurer and Chief Financial Officer of Oppenheimer Acquisition Corp.; President and director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director (Class A) of Trinity Investment Management Corporation; Chairman of the Board, Chief Executive Officer, President and Director or OFI Trust Company.

Rohit Sah, Assistant Vice President	None

Valerie Sanders, Vice President	None

Karen Sandler, Assistant Vice President	None

Tricia Scarlata, Assistant Vice President	Formerly, Marketing Manager of OppenheimerFunds, Inc. (April 2001-August 2002); Client Service Support Manager for Sanford C. Bernstein (December 1999-April 2001)

Rudi Schadt, Vice President	Formerly a consultant for Arthur Andersen (August 2001-February 2002); director, senior quantitative analyst at Brinson Partners (September 2000,April 2001).

Jeffrey R. Schneider, Vice President	None

Ellen P. Schoenfeld, Vice President	None

Maria Schulte, Assistant Vice President	None

David Schultz, Senior Vice President

Chief Executive Officer, President & Senior Managing Director & Director of OFI Institutional Asset Management, Inc. and HarbourView Asset Management Corporation; Director (Class A) and Chairman of Trinity Investment Management Corporation; Director of Oppenheimer Trust Company.

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak Assistant Vice President	None

Jennifer L. Sexton, Vice President	Vice President of OFI Private Investments, Inc.

Martha A. Shapiro, Vice President	None

Navin Sharma, Vice President	Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April 2002) prior to which he was Development Manager at Reality Online/Reuters America Inc. (June 2000-May 2001).

Steven J. Sheerin, Vice President	Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001).

Bonnie Sherman,	None

–  32  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Assistant Vice President

David C. Sitgreaves, Assistant Vice President	None

Edward James Sivigny Assistant Vice President	Formerly a Director for ABN Amro Securities (July 2001-July 2002) prior to which he was Associate Director for Barclays Capital (1998-July 2001).

Enrique H. Smith, Assistant Vice President	Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Richard A. Soper, Vice President	None

Louis Sortino, Assistant Vice President: Rochester Division	None

Keith J. Spencer, Vice President	None

Marco Antonio Spinar, Assistant Vice President	Formerly, Director of Business Operations at AOL Time Warner, AOL Time Warner Book Group (June 2000-December 2001).

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson, Vice President	None

Gregory J. Stitt, Vice President	None

John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss, Assistant Vice President: Rochester Division	None

Michael Stricker, Vice President	None

Deborah A. Sullivan, Assistant Vice President, Assistant Counsel	Since December 2001, Secretary of Oppenheimer Trust Company.

Mary Sullivan, Assistant Vice President	None

Kevin L. Surrett, Assistant Vice President	None

Michael Sussman, Vice President	None

Susan B. Switzer, Vice President	None

Anthony A. Tanner, Vice President: Rochester Division	None

Martin Telles, Senior Vice President	None

Paul Temple, Vice President	Formerly a Vice President of Merrill Lynch (October 2001-January 2002) prior to which he was a Vice President with OppenheimerFunds, Inc. (May 2000-October 5, 2001).

Vincent Toner, Assistant Vice President	None

Eamon Tubridy,	None

–  33  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Assistant Vice President

Keith Tucker, Assistant Vice President	None

James F. Turner, Vice President	Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001).

Cameron Ullyat, Assistant Vice President	None

Angela Utaro, Assistant Vice President: Rochester Division	None

Tanya Valency, Vice President	None

Mark S. Vandehey, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.

Maureen Van Norstrand, Assistant Vice President	None

Vincent Vermette, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Phillip F. Vottiero, Vice President	None

Samuel Sloan Walker, Vice President	Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Assistant Vice President: Rochester Division	None

Barry D. Weiss, Vice President	None

Melissa Lynn Weiss, Vice President	Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May 2002).

Christine Wells, Vice President	None

Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.

Diederick Wermolder, Vice President	Director of OppenheimerFunds International Ltd.; Senior Vice President (Managing Director of the International Division) of OFI Institutional Asset Management, Inc.

Catherine M. White, Assistant Vice President

Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998—October 2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby, Senior Vice President	Formerly Senior Vice President of HarbourView Asset Management Corporation (May 1999-July 2002).

Donna M. Winn, Senior Vice President	President, Chief Executive Officer and Director of OFI Private Investments, Inc.; Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Kenneth Winston, Senior Vice President	Formerly, principal at Richards & Tierney, Inc. (until June 2001).

Philip Witkower, Senior Vice President	None

–  34  –

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Brian W. Wixted, Senior Vice President and Treasurer

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc.; Treasurer and Chief Financial Officer of Oppenheimer Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program.

Carol Wolf, Senior Vice President	Serves on the Board of the Colorado Ballet.

Kurt Wolfgruber, Senior Vice President	Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong, Vice President	None

Edward C. Yoensky, Assistant Vice President	None

Jill Zachman, Vice President: Rochester Division	None

Lucy Zachman, Assistant Vice President	None

Robert G. Zack Senior Vice President and General Counsel

General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Secretary of OAC Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program.

Neal A. Zamore, Vice President	None

Mark D. Zavanelli, Vice President	None

Alex Zhou, Assistant Vice President	None

Arthur J. Zimmer, Senior Vice President	Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (Rochester Portfolio Series)

Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

–  35  –

Oppenheimer Capital Income Fund

Oppenheimer Capital Preservation Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Concentrated Growth Fund

Oppenheimer Convertible Securities Fund (Bond Fund Series)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Emerging Technologies Fund

Oppenheimer Enterprise Fund

Oppenheimer Europe Fund

Oppenheimer Global Fund

Oppenheimer Global Growth & Income Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Growth Fund

Oppenheimer High Yield Fund

Oppenheimer International Bond Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main Street Funds, Inc.

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multiple Strategies Fund

Oppenheimer Multi-Sector Income Trust

Oppenheimer Multi-State Municipal Trust (3 series):

      Oppenheimer New Jersey Municipal Fund

      Oppenheimer Pennsylvania Municipal Fund

      Oppenheimer Rochester National Municipals

Oppenheimer Municipal Bond Fund

Oppenheimer New York Municipal Fund

Oppenheimer Quest Capital Value Fund, Inc.

Oppenheimer Quest For Value Funds (3 series)

      Oppenheimer Quest Balanced Value Fund

      Oppenheimer Quest Opportunity Value Fund

      Oppenheimer Small Cap Value Fund

Oppenheimer Quest Global Value Fund, Inc.

Oppenheimer Quest Value Fund, Inc.

Oppenheimer Real Asset Fund

Oppenheimer Real Estate Fund

Oppenheimer Select Managers (6 series):

Gartmore Millennium Growth Fund II

      Jennison Growth Fund

      Mercury Advisors Focus Growth Fund

      Mercury Advisors S&P 500 Index Fund

      QM Active Balanced Fund

      Salomon Brothers Capital Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (2 series):

      Oppenheimer Disciplined Allocation Fund

      Oppenheimer Value Fund

–  36  –

Oppenheimer Special Value Fund

Oppenheimer Strategic Income Fund

Oppenheimer Total Return Fund, Inc.

Oppenheimer Tremont Market Neutral Fund LLC

Oppenheimer Tremont Opportunity Fund LLC

Oppenheimer Trinity Core Fund

Oppenheimer Trinity Large Cap Growth Fund

Oppenheimer Trinity Value Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (10 series):

      Oppenheimer Aggressive Growth Fund/VA

      Oppenheimer Bond Fund/VA

      Oppenheimer Capital Appreciation Fund/VA

      Oppenheimer Global Securities Fund/VA

      Oppenheimer High Income Fund/VA

      Oppenheimer Main Street Growth & Income Fund/VA

      Oppenheimer Main Street Small Cap Fund/VA

      Oppenheimer Money Fund/VA

      Oppenheimer Multiple Strategies Fund/VA

      Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc. (4 series):

      Growth Portfolio

      Government Securities Portfolio

      Oppenheimer International Growth Fund/VA

      Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS

–  37  –

Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has one series: MFS Capital Opportunities Fund); MFS Series Trust VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Large Cap Value Fund; MFS Series Trust X (which has 18 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS International Equity Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS Series Trust XI (which has three series: MFS Union Standard Equity Fund, Vertex International Fund and MFS Mid Cap Value Fund); and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has 9 series) and MFS Variable Insurance Trust (“MVI”) (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, Robert J. Manning, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. Parke is President and Chief Investment Officer, Mr. William Scott is Vice Chairman, Mr. Dello Russo is Executive Vice President and Chief Administrative Officer, Mr. Beaulieu is the Director of Global Distribution, Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS, Joseph Lynch is the Assistant Treasurer of MFS and Robert Whelan is a Senior Vice President, Chief Financial Officer and Corporate Controller of MFS.

–  38  –

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Growth Opportunities Fund

MFS Government Securities Fund

MFS Government Limited Maturity Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

Jeffrey L. Shames is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

MFS/Sun Life Series Trust

C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

Managed Sectors Variable Account

C. James Prieur is Chairman and Member of the Board of Managers, John W. Ballen is president, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

MIL Funds

MFS Meridian Funds

–  39  –

Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 (“Vertex”), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

Jeffrey L. Shames and Kevin R. Parke are Directors. Mr. Shames is also the President. John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 12 portfolios): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund, European Bond Fund, European High Yield Bond Fund, Value Fund and European Smaller Companies Fund) (the “MIL Funds”). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund, MFS Meridian Value Fund, MFS Meridian Research International Fund and MFS Meridian Research Bond Fund (collectively the “MFS Meridian Funds”). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Jeffrey L. Shames is a Director, Peter Laird is a Director and President, Steven E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

Jeffrey L. Shames, John W. Ballen, Peter D. Laird and Stephen E Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

MFS International S.C. LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

Jeffrey L. Shames, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Shames is also the President.

–  40  –

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Graham E. Lenzner is the Chairman, Loretta Lenzner, Joe Trainer and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Jeffrey L. Shames is the Chairman, James V. Fitzgerald is the President and Director, Martin E. Beaulieu is a Director, Robert Leo is the Vice Chairman and Executive Vice President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Jeffrey L. Shames is the Chairman. Joseph W. Dello Russo and Janet A. Clifford are Directors. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Joseph J. Trainor, Jeffrey L. Shames and John W. Ballen are Directors. Mr. Trainor is also the President, Kevin R. Parke is an Executive Vice President and Managing Director, Lisa M. Jones is an Executive Vice President and Managing Director of Institutional Sales, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

Jeffrey L. Shames is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

MFS Investment Management K.K. (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

Jeffrey L. Shames is a Director, Ira S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Stephen E. Cavan, Joseph W. Dello Russo, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia, Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer and Robert T. Burns is the Clerk.

–  41  –

MFS Original Research Partners, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

MFS Original Research Advisors, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Jeffrey L. Shames, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, Jeffrey L. Shames, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors. Mr. Ballen is the Chairman and Mr. Parke is the Chief Executive Officer & President, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

MFS Investment Management (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors.

New England Streaming Media, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

Jeffrey L. Shames, John W. Ballen, Joseph W. Dello Russo, Robert Whelan, Jeremiah Potts are Directors. Mr. Potts is the Chief Executive Officer.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart

Chairman, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

–  42  –

C. James Prieur

President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

William W. Stinson

Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Director, United Dominion Industries Limited, Charlotte, N.C.; Director, PanCanadian Petroleum Limited, Calgary, Alberta; Director, LWT Services, Inc., Calgary Alberta; Director, Western Star Trucks, Inc., Kelowna, British Columbia; Director, Westshore Terminals Income Fund, Vancouver, British Columbia; Director (until 4/99), Canadian Pacific Ltd., Calgary, Alberta

James C. Baillie

Counsel, Torys, Ontario, Canada; Chair, Independent Electricity Market Operator, Ontario, Canada; Chair, Corel Corporation, Ontario, Canada; Director, Sun Life Financial, Ontario Canada; Director, FPI Ltd., Newfoundland, Canada

NAVELLIER & ASSOCIATES, INC. (“Navellier”)

Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which Navellier and each director, officer, or partner of Navellier, is or has been at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

Name and Principal Business Address

Navellier & Associates, Inc.

One East Liberty

Third Floor

Reno, NV 89501

Positions Held with Navellier and Its Affiliates

Navellier provides investment advice to Regulation D partnerships and collective trusts. Navellier & Associates, Inc. is the advisor to the Navellier Paraguay Fund, L.P. Navellier provides investment advice to institutional Canadian and European clients who are solicited by Navellier Global, Inc., a corporation which is not affiliated nor owned by Navellier or Louis Navellier. Navellier Global, Inc. also provides investment advice as a sub-advisor to a Canadian investment company, the Clarington Navellier U.S. All Cap Fund. Navellier also provides investment advice as an Investment Advisor to the Navellier Variable Insurance Series Fund, Inc. Navellier also receives an annual fee for rendering administrative services to the Navellier Variable Insurance Series Fund, Inc. Navellier Management, Inc. is another investment advisory firm owned in the majority by Louis G. Navellier. Navellier Management, Inc., which is an open-end investment company, is the advisor to the Navellier Performance Funds and the Navellier Millennium Funds. Navellier Fund Management, Inc., an open-end investment company, is the sub-advisor for ING. Navellier Hedge Management, Inc. is another investment advisory firm owned in the majority by Louis G Navellier. Louis Navellier is the editor of the MPT Review and the Louis Navellier Blue Chip Growth

–  43  –

Letter both of which are published by Phillips Publishing, Inc.

Principal Occupations During Last Two Fiscal Years

Mr. Navellier is and has been the CEO and President of Navellier & Associates, Inc., an investment advisor firm since 1987. He is the CEO and President of Navellier Management, Inc. and is on the management team for the Investment Sub-Advisor of the MassMutual Mid Cap Growth Equity Fund, the Navellier Millennium Fund, and the Navellier Performance Funds. Mr. Navellier is the President and CEO of Navellier Securities Corp., the principal underwriter to the Navellier Performance Funds and the Navellier Millennium Fund, CEO and President of Navellier Fund Management, Inc., and has been the editor of the MPT Review and the Louis Navellier Blue Chip Growth Letter from August 1987 to present.

Navellier Board of Directors

Louis Navellier – President, Chief Investment Officer

Mr. Navellier has been active in the quantitative management of stock portfolios for over twenty-one years. A graduate of California State University, Hayward, Mr. Navellier has been very successful in translating what had previously been purely academic techniques into “real market” applications. After testing and validating his initial theory that many OTC stocks are inefficiently priced, Mr. Navellier began publishing his research in his highly publicized newsletter, “MPT Review.”

Since 1985, Mr. Navellier has also been active in the management of individual equity portfolios, pension funds, and institutional portfolios. An often-quoted source on the quantitative aspects of the stock market, Mr. Navellier has appeared on Wall Street Week, The Nightly Business Report, and CNBC. He is frequently quoted in The Wall Street Journal, Investor’s Business Daily, Barron’s, Forbes, Money, and numerous other journals and periodicals.

California State University, Hayward – B.S.

California State University, Hayward – M.B.A.

Alan Alpers, CFA – Director of Research & Senior Portfolio Manager

Mr. Alpers has eighteen years experience in the securities industry. At Navellier, he is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management.

Mr. Alpers is also responsible for the day-to-day tasks involving all areas of equity portfolio management and trading. He the portfolio manager responsible for the management of the Small to Mid Cap Growth and Aggressive Growth strategies and participates on the management teams of the Small Cap Growth, Mid Cap Growth, and Large Cap Growth strategies.

Prior to joining Navellier in 1989, Mr. Alpers spent two years at E. F. Hutton’s Consulting Services Department where he evaluated, monitored, and performed due diligence on various money management firms.

University of California, Davis – B.S., Economics

California State University, Sacramento – M.B.A.

Chris Schrobilgen – Director of National Sales

Mr. Schrobilgen has twenty-six years experience in the securities industry. At Navellier, he is primarily responsible for developing and maintaining marketing relationships with institutions, pension consultants, and brokers.

Prior to joining Navellier in 1994, Mr. Schrobilgen worked as a retail and institutional stockbroker with several of Wall Street’s most prestigious firms. He has provided advice to some of America’s top money managers and corporate investors.

University of Southern California – B.S., Management

–  44  –

Steve McCarty – Director of Marketing

Mr. McCarty has twenty years experience in the areas of marketing, operations, compliance, administration, and client services in the securities industry. At Navellier, he is primarily responsible for the marketing of all broker/dealer services for privately managed accounts.

Prior to joining Navellier in 1992, Mr. McCarty was a Senior Vice President at Shearson Lehman Brothers where he was responsible for the operation of over thirty branch offices in the Western states.

University of Southern California – B.S., Finance

California State University, Long Beach – M.B.A.

James O’Leary, CFA – Director of Institutional Sales

Mr. O’Leary has over twenty-seven years experience in the areas of investment management and institutional marketing within the securities industry. At Navellier, he is the Portfolio Manager for the International Growth strategy and is responsible for the marketing and client servicing for all of the firm’s institutional accounts.

Prior to joining Navellier in 1996, Mr. O’Leary was Managing Director at Lexington Management Corporation. Prior to Lexington Management Corporation, he was Vice President at Federated Investment Counseling.

Bowling Green State University – B.S., Business Administration

University of Cincinnati – M.B.A., Business

Keith Basso – Director of International Sales

Mr. Basso has over seventeen years experience in marketing, operations, and client services within the securities industry. At Navellier, he is responsible for developing relationships with brokers, institutions, and high net worth individuals. He also lectures nationwide on the firm’s investment philosophy, the benefits of investing in small and mid-cap stocks, and in using Modern Portfolio Theory.

Prior to joining Navellier in 1992, Mr. Basso worked for E.F. Hutton and Shearson Lehman Brothers.

Syracuse University – B.S.

Paula Boyd – Director of Investment Advisor Services

Ms. Boyd has nineteen years experience in marketing financial services. At Navellier, she is responsible for marketing Navellier’s services to investment advisors, brokers, and independent consulting firms.

Prior to joining Navellier in 1996, Ms. Boyd was a regional director for Schwab Institutional Services for Investment Managers in the Northeast, Northwest, and Northern California regions.

University of California – B.S., International Relations

Arjen Kuyper – Chief Operating Officer

Mr. Kuyper has thirteen years experience in the securities industry. At Navellier, he is responsible for all areas of compliance, operations, mutual funds, information technology, new accounts, and client services.

Prior to joining Navellier in 1992, Mr. Kuyper worked for Market Broadcasting Corporation in financial information systems.

Colorado State University – B.A.

Colorado State University – M.B.A.

–  45  –

Dennis Price – Chief Financial Officer

Mr. Price has twenty-one years management and financial services experience. At Navellier, he is responsible for finance, accounting, and administrative services.

Prior to joining Navellier in 1998, Mr. Price was a highly decorated strike/fighter pilot with the U.S. Navy. After retiring as a Navy Captain, he held executive positions with various mining and manufacturing firms.

Loyola University, Chicago – B.S., Accounting

Naval Postgraduate School, Monterey – B.S., Operations Research/Systems Analysis

University of Nevada, Reno – M.B.A.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”), is a sub-adviser of the Registrant under the terms of a sub-advisory agreement whereby it provides investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO, except as to persons who are directors and/or officers of certain registered investment companies for which WRIMCO acts as investment adviser. The address for WRIMCO is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

For purposes of this section, the term “Fund Complex” includes each of the registered investment companies in the Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.

Henry J. Herrmann

President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc.; Director of Waddell & Reed, Inc.; President and Director of each of the funds in the Fund Complex. Formerly, Vice President of each of the funds in the Fund Complex.

Keith A. Tucker

Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; Chairman of the Board of Directors and Director of each of the funds in the Fund Complex.

John E. Sundeen, Jr.

Senior Vice President, Treasurer, Principal Financial Officer and Director of WRIMCO; Senior Vice President, Chief Financial Officer and Treasurer of Waddell & Reed Financial, Inc.; Senior Vice President and Treasurer of Waddell & Reed, Inc.; Treasurer of Waddell & Reed Services Company.

Daniel C. Schulte

Senior Vice President, Secretary and General Counsel of WRIMCO, Waddell & Reed Services Company and Waddell & Reed, Inc.; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Assistant Secretary and General Counsel for each of the funds in the Fund Complex.

Mark G. Seferovich

Senior Vice President of WRIMCO.

–  46  –

Gil Scott

Vice President of WRIMCO.

The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

NORTHERN TRUST INVESTMENTS, INC.

Northern Trust Investments, Inc. (“NTI”) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with NTI	Connection Business Address of Other Company	with Other Company
Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Vice President	The Northern Trust Company	Vice President

Alongi, David M. Vice President	The Northern Trust Company	Vice President

Anderson, Vincent Paul Vice President	The Northern Trust Company	Vice President

Anwar, Raheela Gill Senior Vice President	The Northern Trust Company	Senior Vice President

Aronson, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Barker, Sheri D. Vice President	The Northern Trust Company	Vice President

Barrett, James J. Senior Vice President	The Northern Trust Company	Senior Vice President

Barry, Susan M. Vice President	The Northern Trust Company	Vice President

Baskin, Jeremy M.	The Northern Trust Company	Senior Vice President

–  47  –

Senior Vice President

Beard, Catherine Sinclair Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President

Bednar, Judy M. Senior Vice President	The Northern Trust Company	Senior Vice President

Belden III, William H. Vice President	The Northern Trust Company	Vice President

Bell, Gregory A. Vice President	The Northern Trust Company	Vice President

Benzmiller, Thomas A. Vice President	The Northern Trust Company	Vice President

Bergin, Kathryn L. Vice President	The Northern Trust Company	Vice President

Bergson, Robert H. Vice President	The Northern Trust Company	Vice President

Blanchard, Jeffrey L. Vice President	The Northern Trust Company	Vice President

Boeckmann, Eric Vonn Vice President	The Northern Trust Company	Vice President

Boyer, Deborah Lynn Vice President	The Northern Trust Company	Vice President

Breckel, Theodore Senior Vice President	The Northern Trust Company	Senior Vice President

Bridgman, James Carey Vice President	The Northern Trust Company	Vice President

Britton, Alan R Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Campbell, Jr., Richard C. Senior Vice President	The Northern Trust Company	Senior Vice President

Cannon, Patrick Senior Vice President	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

–  48  –

Carlson, Mark D. Vice President	The Northern Trust Company	Vice President

Carlson, Robert A. Vice President	The Northern Trust Company	Vice President

Cohen, Jonathan E. Vice President	The Northern Trust Company	Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Connerly, William J. Vice President	The Northern Trust Company	Vice President

Cozine, Mark E. Vice President	The Northern Trust Company	Vice President

Creighton, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

D’Arienzo, Louis R. Vice President	The Northern Trust Company	Vice President

Daigle, Shawn D. Vice President	The Northern Trust Company	Vice President

DeBruyn, Beth Ann Vice President	The Northern Trust Company	Vice President

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Domino, Carl J. Director and Senior Vice President	The Northern Trust Company	Senior Vice President

Dow, Robert John Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Dudley, Jr., Orie Leslie Director and Executive Vice President	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Engler, Curt J. Vice President	The Northern Trust Company	Vice President

Everett, Steven R.Vice President Vice President	The Northern Trust Company	Vice President

Figg, Angela M.	The Northern Trust Company	Vice President

–  49  –

Vice President

Fister, Mark J. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Vice President	The Northern Trust Company	Vice President

Flynn, Andrew G. Vice President	The Northern Trust Company	Vice President

Ford, Kristine L. Vice President	The Northern Trust Company	Vice President

Frank, Christopher A. Vice President	The Northern Trust Company	Vice President

Frechette, Timothy J. Vice President	The Northern Trust Company	Vice President

Free, David J. Vice President	The Northern Trust Company	Vice President

Gautham, Ravi A. Vice President	The Northern Trust Company	Vice President

Geller, Stephanie L. Vice President	The Northern Trust Company	Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Former Vice President

Gilbert, George J. Senior Vice President	The Northern Trust Company	Senior Vice President

Glab, Susan J. Vice President	The Northern Trust Company	Vice President

Gomez, Anastasia Vice President	The Northern Trust Company	Vice President

Gonzalez, Edwardo Vice President	The Northern Trust Company	Vice President

Gougler, Frederick A. Vice President	The Northern Trust Company	Vice President

Greenberg, Karen Hummers Vice President	The Northern Trust Company	Vice President

Gregory, Robert Michael Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Vice President	The Northern Trust Company	Vice President

–  50  –

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Hance, Geoffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hankins, Terry Anthony Vice President	The Northern Trust Company	Vice President

Hare, William A. Vice President	The Northern Trust Company	Vice President

Harmon, Christine M. Vice President	The Northern Trust Company	Vice President

Hausken, Philip Dale Senior Vice President	The Northern Trust Company	Senior Vice President

Hiemenz, Kent C. Senior Vice President	The Northern Trust Company	Senior Vice President

Hill, Susan Vice President	The Northern Trust Company	Vice President

Hockley, Jackson Leroy Vice President	The Northern Trust Company	Vice President

Hogan, James F. Vice President	The Northern Trust Company	Vice President

Hogan, John T. Vice President	The Northern Trust Company	Vice President

Honig, Bruce S. Vice President	The Northern Trust Company	Vice President

Houghtaling, David J. Vice President	The Northern Trust Company	Vice President

Hudspeth, Jr., George L. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Johnson, Amy L. Vice President	The Northern Trust Company	Vice President

Johnston, Barbara Marie Vice President	The Northern Trust Company	Vice President

Jones, Scott Craven Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph, Robert E. Vice President	The Northern Trust Company	Vice President

–  51  –

Kane, James P. Vice President	The Northern Trust Company	Vice President

Kelliher, Michael A. Vice President	Northern Trust Bank, N.A.	Vice President

Kent, Stephen Krider Vice President	The Northern Trust Company	Vice President

Kim, June H. Vice President	Northern Trust Bank, N.A.	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Krieg, John L. Vice President	The Northern Trust Company	Vice President

Krisko, Denise M. Vice President	Northern Trust Bank, N.A.	Vice President

Kuhl, Gregory M. Vice President	The Northern Trust Company	Vice President

Kuntz, Peter J. Senior Vice President	Northern Trust Bank, N.A.	Senior Vice President

Laird, Jeffrey L. Vice President	The Northern Trust Company	Vice President

Lamphier, Matthew E. Vice President	The Northern Trust Company	Vice President

Laughlin, Roberta J. Vice President	The Northern Trust Company	Vice President

Lee, Susan E. Senior Vice President	The Northern Trust Company	Senior Vice President

Leo, John B. Senior Vice President	The Northern Trust Company	Senior Vice President

Lizalek, Janet M. Vice President	The Northern Trust Company	Vice President

Lorenz, Philip D. Vice President	The Northern Trust Company	Vice President

Lucas, Michael L.	The Northern Trust Company	Vice President

–  52  –

Vice President

Marchese, Peter Vice President	The Northern Trust Company	Vice President

Matturi, Alexander J. Vice President	Northern Trust Bank, N.A.	Vice President

McCart, Mary Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McClintic, Corinne Vice President	The Northern Trust Company	Senior Vice President

McCormick, Tracy A. Senior Vice President	The Northern Trust Company	Vice President

McDonald, James D. Vice President	The Northern Trust Company	Senior Vice President

McGowan Gannon, Shannon Vice President	The Northern Trust Company	Vice President

McGregor, Timothy T. Vice President	The Northern Trust Company	Vice President

McInerney, Joseph W. Vice President	The Northern Trust Company	Vice President

McNally, Jacqueline A. Senior Vice President	The Northern Trust Company	Vice President

Mecca, Melinda S. Vice President	The Northern Trust Company	Senior Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Mendel, Roger A. Vice President	The Northern Trust Company	Vice President

Michaels, Peter M. Vice President	The Northern Trust Company	Vice President

Migliozzi, Glenn T. Vice President	The Northern Trust Company	Vice President

Misenheimer, John Eric Vice President	The Northern Trust Company	Vice President

Missil, Kristin A. Vice President	Northern Trust Bank, N.A.	Vice President

Mitchell, Robert G. Vice President	The Northern Trust Company	Vice President

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Miyashita, Taku Vice President	The Northern Trust Company	Vice President

Muench, Scott O. Vice President	Northern Trust Bank, N.A.	Vice President

Muiznieks, Katrina M. Vice President	The Northern Trust Company	Vice President

Murray-Walker, Sharon M. Vice President	Northern Trust Bank, N.A.	Vice President

Myre, Matthew L. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelligan, Barbara Vice President	The Northern Trust Company	Vice President

Novicki, Amy D. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Donnell, Kevin Joseph Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Owens, Rosalind Ora Vice President	The Northern Trust Company	Vice President

Pearlman, Craig A. Vice President	The Northern Trust Company	Vice President

Pero, Perry R. Director	The Northern Trust Company and Northern Trust Corporation	Vice Chairman/ Chief Financial Officer

Perry, Janet N. Vice President	The Northern Trust Company	Vice President

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Director	The Northern Trust Company	Senior Vice President

Pries, Katie D. Vice President	The Northern Trust Company	Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Quintana, Maria E. Vice President	The Northern Trust Company	Vice President

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Rakowski, Andrew F. Vice President	The Northern Trust Company	Vice President

Ranaldi, Anna Maria Vice President	The Northern Trust Company	Vice President

Ringo, Wesley L. Vice President	The Northern Trust Company	Vice President

Rivera, Maria Vice President	Northern Trust Bank, N.A.	Vice President

Roberts, M. David Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Rochford, Kevin J. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Rose, Henry Peter Vice President	The Northern Trust Company	Vice President

Rossiter, Peter L. Director	The Northern Trust Company and Northern Trust Corporation	Executive Vice President – Corporate Risk Management

Rowohlt, Theresa M. Vice President	Northern Trust Bank, N.A.	Vice President

Runquist, Lori Rae Vice President	The Northern Trust Company	Vice President

Salata, Timothy J. Vice President	The Northern Trust Company	Vice President

Sanchez, Vanessa M. Vice President	The Northern Trust Company	Vice President

Santicioli, Steven J. Vice President	Northern Trust Bank, N.A.	Vice President

Schoenberger, Louis M. Vice President	The Northern Trust Company	Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Seward, Richard Raymond Vice President	The Northern Trust Company	Vice President

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Shank, Ken M. Vice President	The Northern Trust Company	Vice President

Short, Robert C. Vice President	The Northern Trust Company	Vice President

Skleney, Ronald J. Vice President	The Northern Trust Company	Vice President

Skowron, Gail A. Vice President	The Northern Trust Company	Vice President

Smith, Paula G. Vice President	The Northern Trust Company	Vice President

Southworth, Theodore T. Vice President	The Northern Trust Company	Vice President

Sparacino, David P. Vice President	The Northern Trust Company	Vice President

Spears, Curtis L. Vice President	The Northern Trust Company	Vice President

Sperazza, Daniel A. Senior Vice President	The Northern Trust Company	Senior Vice President

Streed, Robert N. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Carol H. Vice President	The Northern Trust Company	Vice President

Syring, Ann F. Vice President	The Northern Trust Company	Vice President

Szaflik, Carolyn B. Vice President	Northern Trust Bank, N.A.	Vice President

Szymanek, Frank D. Vice President	The Northern Trust Company	Vice President

Taylor, Brad L. Vice President	The Northern Trust Company	Vice President

Temple, Jeanette M. Senior Vice President	The Northern Trust Company	Senior Vice President

Timbers, Stephen B. Director, Chairman, CEO &	The Northern Trust Company and Northern Trust Corporation President	Vice Chairman and President, Northern Trust Global Investments

Toth, Terence J. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

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Trethaway, Jennifer Kamp Senior Vice President	The Northern Trust Company	Senior Vice President

Turner, Betsy Licht Vice President	The Northern Trust Company	Vice President

Van Liew, Kristina Marie Vice President	The Northern Trust Company	Vice President

Vander Linde, Douglas Jay Vice President	The Northern Trust Company	Vice President

Waddell, Frederick H. Director	The Northern Trust Company	Executive Vice President

Wennlund, Lloyd A. Director and Senior Vice President	The Northern Trust Company	Senior Vice President

Wilkins, Anthony E. Vice President	The Northern Trust Company	Vice President

Wing, James M. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Wong, Kai Yee Vice President	Northern Trust Bank, N.A.	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Ziegler, Jamie Goodrich Senior Vice President	The Northern Trust Company	Senior Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS Investment Management, L.P. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools, and private accounts.

G. Randall Hecht

Chief Executive Officer of RSIM, L.P. Mr. Hecht was elected President and Principal Executive Officer of the RS Investment Trust in February 1999. He is also the chief executive officer and a member of RS Investment

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Management Co., LLC, the parent company to RSIM, L.P. Mr. Hecht joined Robertson, Stephens & Company in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Mr. Hecht was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. He was a Trustee of the Robertson Stephens Investment Trust from June 1987 until December 1997.

James Callinan

Managing Director of RSIM, L.P. Mr. Callinan is responsible for managing the RS Emerging Growth Fund and the RS Internet Age Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

Managing Director of RSIM, L.P. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. He served as the Principal Executive Officer and the President of the Robertson Stephens Investment Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara is responsible for managing the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Contrarian Fund. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara was a Trustee of the Robertson Stephens Investment Trust from September 1997 to February 1999.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Andrew A. Davis

(6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.

Christopher C. Davis

(7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Vice Chairman of the Company and each of the Davis Funds and the Selected Funds; Director, Vice Chairman, Venture Advisers, Inc.; Director,

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Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Shareholder and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer.

Kenneth C. Eich

(8/14/53), Office in Tucson, Arizona. Chief Operating Officer of the Company and each of the Davis Funds and Selected Funds; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors LLC.

Russell O. Wiese

(1966), Office in New York, New York. Chief Marketing Officer of the Company. Also serves as an officer for various entities affiliated with Davis Selected Advisers, L.P.

Gary Tyc

(1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of the Company; Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors LLC.

Sharra L. Reed

(1966), Office in Tucson, Arizona. Vice President of the Company. Also serves as an officer for various entities affiliated with Davis Selected Advisers, L.P.

Thomas D. Tays

(1957), Office in Tucson, Arizona. Vice President, General Counsel and Secretary of the Company; Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., And Davis Distributors LLC.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

T. Rowe Price Group, Inc., (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of T. Rowe Price Associates, Inc., commenced operations in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (formerly Rowe Price-Fleming International, Inc.), a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Finance, Inc. T. Rowe Price International, Inc. (“T. Rowe Price International”) was incorporated in Maryland in 2000 and provides investment counsel service with respect to foreign securities for institutional investors in the United States and elsewhere. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

T. Rowe Price Global Investment Services Limited (“Global Investment Services”) is an English Corporation, organized in 2000, and a wholly owned subsidiary of T. Rowe Price Group, Inc. Global Investment Services is also regulated by the English Financial Services Authority and provides investment management, sales, and client servicing to non-U.S. institutional and retail investors.

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T. Rowe Price Global Asset Management Limited (“Global Asset Management”), an English corporation, is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements. Global Asset Management is a wholly owned subsidiary of T. Rowe Price Group, Inc.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which T. Rowe Price Associates, Inc. sponsors and serves as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

T. Rowe Price Associates Foundation, Inc. (the “Foundation”), was incorporated in 1981 (and is not a subsidiary of T. Rowe Price Associates, Inc.). The Foundation’s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions its employees make to qualifying organizations of their choice are matched according to established guidelines.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non-qualified employee benefit plans, individual retirement accounts, and common trust funds.

T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of T. Rowe Price Associates, Inc., it owns the technology rights, hardware, and software of T. Rowe Price Associates, Inc. and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of T. Rowe Price Associates, Inc., was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by T. Rowe Price Associates, Inc. and invests in private financings of small companies with high growth potential; Threshold Fund Associates, Inc. is the General Partner of the partnership.

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T. Rowe Price Stable Asset Management, Inc. (“Stable Asset Management”), was incorporated in Maryland in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed income securities.

T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company as its members) organized in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”) is a Maryland corporation organized in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Group, Inc., organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, T. Rowe Price Associates, Inc. has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses T. Rowe Price Associates’ transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, Inc. was incorporated in Maryland in 2000 Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

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Listed below are the directors, executive officers and managing directors of T. Rowe Price Group, Inc. who have other substantial businesses, professions, vocations, or employment aside from their association with T. Rowe Price Associates, Inc.:

Directors of T. Rowe Price Group, Inc.:

D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett’s address is 13 Stanley Crescent, London W11 2NA, England.

JAMES H. GILLIAM, JR., Director of T. Rowe Price Group, Inc. Mr. Gilliam is an attorney, private investor and consultant; counsel to Knickerbocker LLC, a private investment company; and director or trustee at several institutions. Mr. Gilliam’s address is: Brandywine Plaza, 105 Foulk Road, Suite 101, Wilmington, Delaware 19803.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’s address is One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of T. Rowe Price Group, Inc. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment-banking firm. Mr. Menschel’s address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore’s address is: One James Center, Richmond, Virginia 23219.

All of the following directors of T. Rowe Price Group, Inc. are employees of T. Rowe Price Associates, Inc.:

EDWARD C. BERNARD, Director of T. Rowe Price Group, Inc. and of T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

HENRY H. HOPKINS, Director of T. Rowe Price Group, Inc.; Vice President of T. Rowe Price Associates, Inc.; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Vice President of T. Rowe Price International, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.

JAMES A.C. KENNEDY, Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

JOHN H. LAPORTE, JR., Director of T. Rowe Price Group, Inc.; Vice President of T. Rowe Price Associates, Inc.

WILLIAM T. REYNOLDS, Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Chairman of the Board and Director of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.; Director of T. Rowe Price Global Asset Management Limited.

JAMES S. RIEPE, Vice-Chairman of the Board of T. Rowe Price Group, Inc.; Director of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban,

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Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.

GEORGE A. ROCHE, Chairman of the Board and President of T. Rowe Price Group, Inc.; President and Director of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Director of T. Rowe Price Group, Inc.; Vice President of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

M. DAVID TESTA, Vice Chairman of the Board and Chief Investment Officer of T. Rowe Price Group, Inc.; Director and Chief Investment Officer of T. Rowe Price Associates, Inc.; Director, T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.

CRISTINA WASIAK, Chief Financial Officer and Vice President of T. Rowe Price Group, Inc.; Chief Financial Officer and Vice President of T. Rowe Price Associates, Inc.

Certain directors and officers of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

JANUS CAPITAL MANAGEMENT LLC (“JLLC”)

Janus Capital Management LLC (“JLLC”) is a registered investment adviser under the Advisers Act. JLLC serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of JLLC have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of JLLC or its predecessors. The business address of JLLC is 100 Fillmore Street, Denver, Colorado 80206-4928.

The following are the names of the directors and principal executive officers of JLLC:

Mark Bradley Whiston

Chief Executive Officer and President of Janus Capital Management LLC; Director of Janus Trust Manager Limited; President and Co-Chief Executive Officer of Janus Capital International LLC; President and Director of Janus International (Asia) Limited; President, Director and Chairman of Janus International Limited; and President of Janus Institutional Services LLC.

Loren Michael Starr

Chief Financial Officer and Vice President of Janus Capital Management LLC, Janus Capital International LLC, Janus Distributors LLC, Janus Services LLC and Janus Institutional Services LLC; Director of Janus Trust Manager Limited and Janus International (Asia) Limited; Chief Financial Officer, Treasurer, Vice President of Finance, and Director of Janus International Limited; and President and Chief Executive Officer of Janus Investment Fund, Janus Aspen Series and Janus Adviser Series.

Thomas Alan Early

Chief Corporate Affairs Officer, General Counsel, Vice President and Secretary of Janus Capital Management LLC; Director of Janus Trust Manager Limited; Vice President, General Counsel and Secretary of Janus Capital International LLC, Janus Distributors LLC, Janus Services LLC and Janus Institutional

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Services LLC; Vice President, General Counsel and Director of Janus International (Asia) Limited and Janus International Limited; and Vice President and General Counsel of Janus Investment Fund, Janus Aspen Series and Janus Adviser Series.

Raymond Timothy Hudner	Chief Operations Officer and Vice President of Janus Capital Management LLC; and President of Janus Services LLC.

Lars Olof Soderberg	Executive Vice President, Institutional Services of Janus Capital Management LLC and Janus Institutional Services LLC; President of Janus Distributors LLC;

Helen Young Hayes	Vice President and Managing Director of Investments of Janus Capital Management LLC; and Executive Vice President of Janus Investment Fund, Janus Aspen Series and Janus Adviser Series.

James Paul Goff	Vice President and Director of Research of Janus Capital Management LLC.

Robin Christine Beery	Vice President and Chief Marketing Officer of Janus Capital Management LLC and Janus Services LLC.

David Richard Kowalski

Vice President and Chief Compliance Officer of Janus Capital Management LLC, Janus Distributors LLC; Assistant Vice President of Janus Services LLC; and Chief Compliance Officer of Janus Investment Fund, Janus Aspen Series and Janus Adviser Series.

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“Harris Associates”) is a registered investment adviser under the Advisers Act. Harris Associates serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Harris Associates have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris Associates or its predecessors. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Trustees and Officers

Name, Address and Position(s) with Trust and Age at January 31, 2002 and Principal Occupation(s) during the Past Five Years.

VICTOR A. MORGENSTERN**. 57. Trustee and Chairman of the Board, Chairman of the Board, HAI, 1996-2000 and President prior thereto; Chairman, Harris Partners, L.L.C., 1995-2000; Director of Nvest Corporation, 1996-2000.

MICHAEL J. FRIDUSS. 59. Trustee, Principal, MJ Friduss & Associates, Inc. (telecommunications consultants).

THOMAS H. HAYDEN. 50. Trustee, Executive Vice President Campbell Mithun (advertising), Address: c/o Campbell Mithun, 676 N. St. Clair, Chicago, Illinois 60611.

CHRISTINE M. MAKI. 40. Trustee, Vice President-Tax, Hyatt Corporation (hotel management), Address: c/o Hyatt Corporation, 200 West Madison Street, Chicago, Illinois 60606.

–  64  –

ALLAN J. REICH. 53. Trustee, Managing Member and Chair of Corporate/Securities Practice Group, D’Ancona & Pflaum LLC (attorneys), Address: c/o D’Ancona & Pflaum LLC, 111 E. Wacker Drive, Suite 2800, Chicago, Illinois 60601.

MARV R. ROTTER. Trustee, 55, President-Central Region, AXA Advisors, LLC, (formerly named Rotter & Associates), since 1999, and General Manager prior thereto (financial services), Address: c/o AXA Advisors, LLC, 5 Revere Dr., Suite 400, Northbrook, IL 60062.

BURTON W. RUDER. 57. Trustee, President, The Academy Group (venture capital investments and transaction financing), Address: c/o The Academy Group, 707 Skokie Boulevard, Suite 410, Northbrook, Illinois 60062.

PETER S. VOSS*. 54. Trustee, President and Chief Executive Officer, CDC IXIS Asset Management North America Corporation and CDC IXIS Asset Management North America LLC, and Member of the Supervisory Board, CDC IXIS Asset Management (investment management), since 2000; Chairman, President and Chief Executive Officer, Nvest Corporation, Nvest Companies, L.P. and Nvest L.P. (investment management), prior thereto, Address: c/o CDC AM North America Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

GARY N. WILNER, M.D. 61. Trustee, Senior Attending Physician, Evanston Hospital, and Medical Director-CardioPulmonary Wellness Program, Evanston Hospital Corporation, Address: c/o Evanston Hospital, 2650 Ridge Avenue, Evanston, Illinois 60201.

ROBERT LEVY. 51. Chairman, HAI, since 2001; formerly President and Chief Executive Officer of HAI, HALP and HASLP; Chief Investment Officer of HALP since 2001.

JAMES P. BENSON. 44. Vice President and Portfolio Manager (The Oakmark Small Cap Fund), Portfolio Manager and Analyst, HALP, since 1997; Executive Vice President and Director of Equity Research, Ryan Beck & Co. (broker/dealer and investment banking), prior thereto.

HENRY R. BERGHOEF. 52. Director of Research, since January 2003; Vice President and Portfolio Manager (The Oakmark Select Fund), formerly Associate Director of Research, Portfolio Manager and Analyst, HALP.

KEVIN G. GRANT. 37. Vice President and Portfolio Manager (The Oakmark Fund), Portfolio Manager and Analyst, HALP.

DAVID G. HERRO. 40. Vice President, Portfolio Manager (The Oakmark International Fund and The Oakmark International Small Cap Fund), Portfolio Manager and Analyst, HALP.

GREGORY L. JACKSON. 35. Vice President and Portfolio Manager (The Oakmark Global Fund), Portfolio Manager and Analyst, HALP, since July 1998; Portfolio Manager and Analyst, Yacktman Asset Management, prior thereto.

JOHN J. KANE. 30. Assistant Treasurer, Manager-Fund Accounting, HALP.

CLYDE S. MCGREGOR. 48. Vice President and Portfolio Manager, (The Oakmark Small Cap Fund and The Oakmark Equity and Income Fund), Portfolio Manager and Analyst, HALP.

ANITA M. NAGLER. 45. Vice President, Managing Director of Alternative and International Investing Group, HAI, since 2001; prior thereto, Vice President, HAI, General Counsel, HALP, and Secretary of the Trust; Chief Operating Officer, HAI, and Chief Operating Officer and General Counsel, HASLP 2000-2001, Chief Legal Officer, HASLP, 1995-2000.

WILLIAM C. NYGREN. 42. Vice President and Portfolio Manager, (The Oakmark Fund and The Oakmark Select Fund), Portfolio Manager and Analyst, HALP, former Director of Research, HALP.

–  65  –

JOHN R. RAITT. 47. President and Chief Executive Officer of HAI, HALP and HASLP, since January 2003; formerly Vice President, Chief Operating Officer, HALP (2001 to 2003); Director of Research (1998 to 2003) and Associate Director of Research, HALP prior thereto; Analyst, HALP.

JANET L. REALI. 51. Vice President and Secretary; Vice President, General Counsel, and Secretary, HALP, since 2001. Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker-dealer).

ANN W. REGAN. 53. Vice President-Shareholder Operations and Assistant Secretary, Director of Mutual Fund Operations, HALP.

KRISTI L. ROWSELL. 36. Treasurer, Chief Financial Officer, HAI and HASLP, since 1999; Treasurer, HALP. Assistant Treasurer, HALP prior thereto.

EDWARD A. STUDZINSKI. 52. Vice President and Portfolio Manager (The Oakmark Equity and Income Fund), 52, Portfolio Manager and Analyst, HALP.

MICHAEL J. WELSH. 38. Vice President and Portfolio Manager (The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund), Portfolio Manager and Analyst, HALP.

†	Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.
#	As used in this table, “HALP,” “HAI” and “HASLP” refer to the Adviser, the general partner of the Adviser, and the Fund’s distributor, respectively.
*	Mr. Voss is a trustee who is an “interested person” of the Trust as defined in the 1940 Act.
**	Mr. Morgenstern ceased to be an “interested person” of the Trust as of January 1, 2001. Messrs. Voss and Morgenstern and Dr. Wilner are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

At December 31, 2001, the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and Class I shares of Oakmark Fund, Select Fund, Equity & Income Fund and International Fund and the following percentages of the outstanding shares of each of the other Funds: Small Cap, 1.2%; Global, 12.7%; and International Small Cap, 6.2%.

FIDELITY MANAGEMENT & RESEARCH COMPANY (“FMR”)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice

–  66  –

President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR and FMRC.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen

Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and a fund advised by FMR.

John H. Carlson	Vice President of FMR, FMRC, and funds advised by FMR.

James Catudal	Vice President of FMR and FMRC.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed–Income funds advised by FMR.

Katherine Collins	Vice President of FMR and FMRC.

Michael Connolly	Vice President of FMR and FMRC.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Walter C. Donovan	Vice President of FMR and FMRC.

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.

Maria F. Dwyer	Vice President of FMR; President and Treasurer of funds advised by FMR.

–  67  –

William Eigen	Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributors Corporation (FDC); Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

David L. Glancy	Vice President of FMR, FMRC, and funds advised by FMR.

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

James Harmon	Vice President of FMR and FMRC.

Lionel Harris	Vice President of FMR and FMRC.

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

David B. Jones	Vice President of FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

–  68  –

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR and FMRC.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Vice President of FMR and FMRC.

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.

Charles S. Morrison	Vice President of FMR; FIMM and Bond funds advised by FMR.

David L. Murphy	Vice President of FMR, FIMM, and Money Market funds advised by FMR.

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter

Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

–  69  –

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR and FMRC.

Fergus Shiel	Vice President of FMR, FMRC, and funds advised by FMR.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Yolanda Strock	Vice President of FMR and FMRC.

Susan Sturdy	Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Judy Verhave	Vice President of FMR.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FDC; Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

FMR Corp.	Fidelity Distributors Corporation
82 Devonshire Street	82 Devonshire Street
Boston, MA 02109	Boston, MA 02109

–  70  –

FMR CO., INC. (FMRC)

        82 Devonshire Street, Boston, MA 02109

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub–Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMRC, FMR, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMRC and FMR.

Paul Antico	Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani	Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert Bertelson	Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder	Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMRC, FMR, and a fund advised by FMR.

John H. Carlson	Vice President of FMRC, FMR, and funds advised by FMR.

James Catudal	Vice President of FMRC and FMR.

Ren Y. Cheng	Vice President of FMRC, FMR and funds advised by FMR.

C. Robert Chow	Vice President of FMRC, FMR, and a fund advised by FMR.

Katherine Collins	Vice President of FMRC and FMR.

Michael Connolly	Vice President of FMRC and FMR.

William Danoff	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Scott E. DeSano	Senior Vice President of FMRC and FMR.

–  71  –

Penelope Dobkin	Vice President of FMRC, FMR, and a fund advised by FMR.

Walter C. Donovan	Vice President of FMRC and FMR.

Bettina Doulton	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen	Vice President of FMRC and FMR.

Bahaa Fam	Vice President of FMRC, FMR, and funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMRC, FMR, and funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc.

Jay Freedman	Assistant Clerk of FMRC, FMR and FDC; Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

David L. Glancy	Vice President of FMRC, FMR, and funds advised by FMR.

Bart A. Grenier	Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMRC and FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

James Harmon	Vice President of FMRC and FMR.

Lionel Harris	Vice President of FMRC and FMR.

Ian Hart	Vice President of FMRC, FMR and funds advised by FMR.

Thomas Hense	Vice President of FMRC and FMR.

Cesar Hernandez	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan	Vice President of FMRC and FMR.

–  72  –

Steven Kaye	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

William Kennedy	Vice President of FMRC, FMR, and funds advised by FMR.

Harry W. Lange	Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank	Vice President of FMRC and FMR.

Maxime Lemieux	Vice President of FMRC and FMR.

Harris Leviton	Vice President of FMRC, FMR, and funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert B. MacDonald	Vice President of FMRC and FMR.

Richard R. Mace	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and funds advised by FMR.

Kevin McCarey	Vice President of FMRC, FMR, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and a fund advised by FMR.

Mark Notkin	Vice President of FMRC, FMR, and funds advised by FMR.

Stephen Petersen	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMRC and FMR.

Alan Radlo	Vice President of FMRC and FMR.

Larry Rakers	Vice President of FMRC and FMR.

Kennedy Richardson	Vice President of FMRC and FMR.

Eric D. Roiter

Vice President, General Counsel, and Clerk of FMRC and FMR; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Peter Saperstone	Vice President of FMRC and FMR.

Fergus Shiel	Vice President of FMRC, FMR, and funds advised by FMR.

–  73  –

Beso Sikharulidze	Vice President of FMRC, FMR, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Yolanda Strock	Vice President of FMRC and FMR.

Susan Sturdy	Assistant Clerk of FMRC, FMR, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yoko Tilley	Vice President of FMRC and FMR.

Joel C. Tillinghast	Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Jennifer Uhrig	Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR.

J. Gregory Wass	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FDC; Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant	Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”)

American Century Investment Management, Inc., the investment advisor, is engaged in the business of managing investments for registered investment companies, deferred compensation plans and other institutional investors.

HAROLD S. BRADLEY (born 1957)

Marquette University, Milwaukee, WI, B.A. Journalism; Rockhurst College, Kansas City, MO, M.B.A. Program; American Century Investment Management, Inc., Kansas City, MO, Sr. Vice President and Member, Investment Oversight Committee (since 1988)

PHILLIP N. DAVIDSON (born 1955)

Illinois State University, B.S. and M.B.A., Normal, IL; Boatmen’s Trust Company, St. Louis, MO, Vice President and Portfolio Manager; American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer-Value Equity and Member, Investment Oversight Committee (since 1993)

–  74  –

PAUL ADAM EHRHARDT (born 1943)

St. Bonaventure University, Olean, NY, B.A. Philosophy; Princeton University, Woodrow Wilson School of Public & International Affairs, Princeton, NJ, Certificate in Public Affairs; Oxford University, Certificate in International Management; Aeltus Investment Management, Inc., Chief Operating Officer (1/93 – 8/97); Independent Consultant (8/97 – 9/98); American Century Investment Management, Inc., Senior Vice President, Chief Operating Officer and Member, Investment Oversight Committee (since 1998)

STEVEN C. KLEIN (born 1945)

University of Kansas, B.A., M.A. and Ph.D, Merrill Lynch Pierce Fenner & Smith, Kansas City, MO, Account Executive (6/79 – 2/82); Dean Witter Reynolds, Kansas City, MO, Account Executive (2/82 – 1/85); Drexel, Burham, Lambert, Kansas City, MO, Account Executive (1/85 – 9/85); Partner in Professional Equity Management, Kansas City, MO (9/85 – 11/89); American Century Investment Management, Inc., Kansas City, MO, Senior Vice President, Director of Global Trading and Member, Investment Oversight Committee (since 1998)

WILLIAM E. KOEHLER (born 1960)

University of Iowa, Iowa City, Iowa, B.B.A. Finance; University of Kansas, Lawrence, Kansas, M.B.A.; Demarche Associates, Inc., Vice President and Director of Research (1/89 – 3/96); American Century Investment, Inc., Vice President, Investment Liaison and Member, Investment Oversight Committee (since 1996)

JOHN ANTHONY LOPEZ (born 1965)

University of California, Berkeley, CA, A.B. Social Sciences; Kellogg Graduate School of Management, Northwestern University, Evanston, IL, M.M. Finance; Callan Associates, Vice President and Consultant (11/89 – 3/95); American Century Investment Management, Inc., Senior Vice President and Member, Investment Oversight Committee (since 1995)

WILLIAM McCLELLAN LYONS (born 1955)

Yale University, New Haven, CT, B.A. History; Northwestern University, Chicago, IL, J.D.; American Century Investment Management, Inc., Director, President, Chief Executive Officer and Member, Investment Oversight Committee (since 1987)

MARK LEE MALLON (born 1948)

Westminster College, New Wilmington, PA, B.A. Economics and Business Administration; Johnson Graduate School of Management, M.B.A. Finance; President, Federated Investment Counseling (1/90 – 4/97) and Executive Vice President, Federated Research Corp. and affiliated entities (7/82 – 4/97); American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer and Member, Investment Oversight Committee (since 1997)

–  75  –

GEORGE DAVID MACEWEN (Born 1961)

Boston University, Boston, MA, BA Economics; University of Delaware, Newark, DE, MBA Finance; Bank of Delaware, Wilmington, DE, Management Trainee and Trust Portfolio Manager (11/82 – 4/86); Blackrock Institutional Management Corp.,Wilmington, Delaware, Portfolio Manager (4/86 – 5/91); American Century Investment Management, Inc., Senior Vice President, Portfolio Manager and Member, Investment Oversight Committee (since 1991)

ROBERT C. PUFF, JR. (born 1945)

Bucknell University, Lewisburg, PA, B.S. Biology; University of Pennsylvania, Philadelphia, PA, M.B.A. Finance; American Century Investment Management, Inc., Director, Chairman of the Board and Member, Investment Oversight Committee (since 1983)

DAVID H. REINMILLER (born 1963)

Creighton University, BSBA and JD; Shook Hardy & Bacon LLP, Kansas City, MO (1989 – 1994); American Century Investment Management, Inc., Vice President, Associate General Counsel, Chief Compliance Officer and Member, Investment Oversight Committee (since 1994)

JOHN SCHNIEDWIND (born 1950)

Purdue University, B.A., West Lafayette, IN, University of California-Berkeley, M.B.A., Berkeley, CA; American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer-Equity and Member, Investment Oversight Committee (since 2002)

JAMES E. STOWERS, JR. (born 1924)

University of Missouri, Columbia, MO, A.B. Chemistry, B.S. Medicine; American Century Investment Management, Inc., Director (since 1958)

JAMES E. STOWERS III (born 1959)

Arizona State University, Phoenix, AZ, B.S. Finance; American Century Investment Management, Inc., Director and Member, Investment Oversight Committee (since 1981)

HENRIK STRABO (born 1959)

University of Washington, Seattle, WA, B.A., Business (8/93) and American Century Investment Management, New York, NY, Chief Investment Officer, International, Senior Vice President and Member, Investment Oversight Committee (since 1993)

MAZAMA CAPITAL MANAGEMENT, INC. (“MAZAMA”)

The following are the names of the principal executive officers of Mazama and their positions with Mazama and other entities are:

Executive Management

Ronald A. Sauer

Chairman, President, Senior Portfolio Manager

Investment experience: 22 years

–  76  –

Mr. Sauer is the founder of Mazama Capital Management. He oversees the investment process and is the ultimate decision-maker on portfolio construction and security selection. Mr. Sauer has been active in small-cap investing since 1980. Prior to founding Mazama he was President and Director of Research for Black & Company, Inc. where he had worked since 1983. Ron received his BA Finance at University of Oregon in 1980.

Brian P. Alfrey

Director, Executive Vice President, Chief Operating Officer

Investment Experience: 16 years

Mr. Alfrey is a co-founder of Mazama Capital Management and is responsible for day-to-day management of the firm. Prior to joining Mazama, he was a Regional Vice President for Qualivest Mutual Funds (BISYS, Inc. 1994-97). Brian received his BS Economics from Portland State University.

Jill R. Collins

Senior Vice President Marketing & Client Service

Investment Experience: 14 years

Ms. Collins is a co-founder of Mazama Capital Management and leads the marketing and client service efforts for the firm. Prior to joining Mazama, Jill spent 9 years with Marsh & McLennan, Inc. Jill received her Bachelor of Architecture degree from University of Oregon in 1981.

Helen M. Degener

Chief Investment Officer

Investment Experience: 32 years

Ms. Degener oversees the investment team activities and reviews portfolio construction and security selection/allocation decisions for the small cap growth portfolios of the firm. Prior to joining Mazama, she was a Senior Vice President & Portfolio Manager for Fiduciary Trust (‘94-’99) and Vice President & Portfolio Manager for J.P. Morgan (‘81-’94), managing over $1 billion in small cap assets for over 15 years. Helen received an AB in Economics from Lake Erie College in 1963.

Stephen C. Brink, CFA

Senior Vice President, Director of Research, Portfolio Manager

Investment Experience: 24 years

Mr. Brink is primarily responsible for research information flow and quality at Mazama Capital Management and makes significant contributions to the security selection and portfolio management process. Mr. Brink provides a solid analytical foundation, developed over twenty-two years in the investment industry. Prior to joining Mazama, Steve was Chief Investment Officer for US Trust where he had worked since 1984. Steve received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

The following are the names of the members of the Board of Directors and the principal executive officers of Alliance Capital and their positions with Alliance Capital and its affiliated entities are:

Name and Position With Investment Adviser	Other Company	Position With Other Company
Alliance Capital Management Holding L.P. Limited Partner of Alliance Capital	—	—

–  77  –

Name and Position With Investment Adviser	Other Company	Position With Other Company
Alliance Capital Management Corporation (“ACMC”) General Partner of Alliance Capital	Alliance Capital Management Holding L.P.	General Partner

The Equitable Life Assurance Society of the United States (“ELAS”) Parent of General Partner	—	—

AXA Financial, Inc. (“AXF”) Parent of ELAS	—	—

David Remson Brewer, Jr. Sr. Vice President & General Counsel	ACMC	Director/Executive Officer

Donald Hood Brydon Director	AXA Investment Managers S.A.	Chairman & Chief Executive Officer

Bruce William Calvert Chairman of the Board & CEO	AXA	Director

	ELAS	Director

	ACMC	Director/Executive Officer

Henri de Castries Director	AXA	Chairman, Management Board

	ELAS	Director

	AXF	Chairman of the Board

	ACMC	Director/Executive Officer

John Donato Carifa President, COO, Director	ACMC	Director/Executive Officer

Christopher M. Condron Director	AXF	Director, President, Chief Executive Officer

	ELAS	Chairman, CEO

Denis Duverne Director	AXA	Group Executive Vice President Finance, Control and Strategy

	ACMC	Director/Executive Officer

Richard S. Dziadzio Director	ACMC	Director/Executive Officer

–  78  –

Name and Position With Investment Adviser	Other Company	Position With Other Company
Alfred Harrison Vice Chairman/Director	ACMC	Director/Executive Officer

Roger Hertog Vice Chairman/Director	ACMC	Director/Executive Officer

Benjamin Duke Holloway Director	Continental Companies	Financial Consultant

	ACMC	Director

Robert Henry Joseph, Jr. Senior Vice President, CFO	ACMC	Director/Executive Officer

W. Edwin Jarmain Director	Jarmain Group Inc.	President

Lewis A. Sanders Vice Chairman, Chief Investment Officer/Director	ACMC	Director/Executive Officer

Peter J. Tobin Director	St. John’s University Tobin College of Business Administration	Dean

Peter D. Noris Director	AXF	Executive Vice President, Chief Investment Officer

	ELAS	Executive Vice President, Chief Investment Officer

	ACMC	Director/Executive Officer

Gerald M. Lieberman Executive Vice President, Finance and Operations	ACMC	Director/Executive Officer

Frank Savage Director	Savage Holdings LLC	Chief Executive Officer

	ACMC	Director

Stanley B. Tulin Director	AXF	Vice Chairman & Chief Financial Officer

	ACMC	Director/Executive Officer

	ELAS	Vice Chairman & CFO

–  79  –

Name and Position With Investment Adviser	Other Company	Position With Other Company
Dave Harrel Williams Chairman Emeritus	White Williams Private Equity Partners GmbH	Director

	ACMC	Director

Kathleen A. Corbet Executive Vice President & CEO, Alliance Fixed Income Investors	ACMC	Director/Executive Officer

Lorie Slutsky Director	The New York Community Trust	President

Andrew Adelson Senior Vice President & Chief Investment Officer	ACMC	Executive Officer

John Blundin Executive Vice President	ACMC	Executive Officer

Marilyn Fedak Senior Vice President & Chief Investment Officer	ACMC	Executive Officer

Thomas S. Hexner Executive Vice President	ACMC	Executive Officer

Michael Laughlin Executive Vice President	ACMC	Executive Officer

Marc Mayer Executive Vice President	ACMC	Executive Officer

James Reilly Executive Vice President	ACMC	Executive Officer

Paul Rissman Executive Vice President	ACMC	Executive Officer

Christopher Toub Executive Vice President	ACMC	Executive Officer

Lisa Shalett Chairman/CEO of Sanford C. Bernstein	ACMC	Executive Officer

–  80  –

Members of the Board of Directors

David Remson Brewer, Jr.

Donald Hood Brydon

Bruce William Calvert

Henri de Castries

John Donato Carifa

Christopher M. Condron (Kip)

Denis Duverne

Richard S. Dziadzio

Alfred Harrison

Roger Hertog

Benjamin Duke Holloway

Robert Henry Joseph, Jr.

W. Edwin Jarmain

Lewis A. Sanders

Peter J. Tobin

Peter D. Noris

Gerald M. Lieberman

Frank Savage

Stanley B. Tulin

Dave Harrel Williams

Kathleen A. Corbet

Lorie Slutsky

–  81  –

CLOVER CAPITAL MANAGEMENT (“CLOVER”)

The following are the names of the principal executive officers of Clover and their positions with Clover and its affiliated entities are:

Michael E. Jones, CFA (Officer and Director) Mike is a Managing Director and a co-founder of the Firm. Mike’s primary role is Chief Investment Officer, where he oversees the Firm’s portfolio management effort. He also co-manages the mid cap and small cap value investment efforts at Clover. In addition to his strategy and portfolio management responsibilities, Mike conducts equity research in the Health Care and Consumer Discretionary sectors.

Geoffrey Rosenberger, CFA (Officer and Director) Geoff is one of Clover’s co-founders and a Managing Director of the Firm. As a research analyst, Geoff has honed his experience in the Materials, Energy, Transportation & Industrials sectors.

Stephen J. Carl, Esq. (Officer) Steve is the Firm’s Chief Operating Officer, overseeing the Firm’s Operations, Legal/Compliance and the Direct Marketing efforts. After practicing law at Woods, Oviatt, Gilman, Sturman & Clarke law firm, Steve became Legal Counsel to a Family of Companies, including two investment advisors, a mutual fund complex and a trust company. He joined Clover Capital in 2000, broadening his horizons by assuming business and client service responsibilities on top of his legal/compliance functions.

James G. Gould, CPA (Director) Jim was Vice President of Marketing and Client Services at Clover from 1987-2000, until he founded WealthCFO, LLC in 2000, known since late 2002 as Alesco Advisers, LLC.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON”)

The following are the names of the principal executive officers of Wellington and their positions with Wellington and its affiliated entities are:

The principal business address of Wellington Management Company, LLP (“Wellington Management”) is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth Lee Abrams Partner	—	—

Nicholas Charles Adams Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Rand Lawrence Alexander Partner	—	—

Deborah Louise Allinson Partner	Wellington Trust Company, NA	Vice President

Steven C. Angeli Partner	—	—

James Halsey Averill Partner	—	—

–  82  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

John F. Averill Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

Karl E. Bandtel Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Global Holdings, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

Mark James Beckwith Partner	—	—

James A. Bevilacqua Partner	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Global Holdings, Ltd.	Sr. Vice President

	Wellington Global Administrator, Ltd.	Sr. Vice President

Kevin J. Blake Partner	Wellington Global Administrator, Ltd.	Director

	Wellington Global Holdings, Ltd.	Director

	Wellington Luxembourg S.C.A.	Supervisory Board

	Wellington Management Global Holdings, Ltd.	Director

William Nicholas Booth Partner	—	—

Michael J. Boudens Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

–  83  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Paul Braverman Partner	Wellington Global Administrator, Ltd.	Chairman, Director & Treasurer

	Wellington Global Holdings, Ltd.	Chairman, Director & Treasurer

	Wellington Hedge Management, Inc.	Treasurer

	Wellington International Management Company Pte Ltd.	Director

	Wellington Luxembourg S.C.A.	Supervisory Board

	Wellington Management Global Holdings, Ltd.	Chairman, Director & Treasurer

	Wellington Management International Ltd	Director & Finance Officer

	Wellington Trust Company, NA	Vice President and Treasurer/Cashier

Robert A. Bruno Partner	—	—

Michael T. Carmen Partner	—	—

Maryann Evelyn Carroll Partner	—	—

William R.H. Clark Partner	Wellington International Management Company Pte Ltd.	Managing Director

John DaCosta Partner	—	—

Pamela Dippel Partner	Wellington Trust Company, NA	Director & Vice President

Scott M. Elliott Partner	—	—

Robert Lloyd Evans Partner	—	—

David R. Fassnacht Partner	—	—

Lisa de la Fuente Finkel Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

–  84  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Mark T. Flaherty Partner	Wellington Trust Company, NA	Vice President

Charles Townsend Freeman Partner	—	—

Laurie Allen Gabriel Managing Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President & Director

	Wellington Trust Company, NA	Vice President

Ann C. Gallo Partner	—	—

Nicholas Peter Greville Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington International Management Company Pte Ltd.	Director

	Wellington Management International Ltd	Director

Paul J. Hamel Partner	Wellington Trust Company, NA	Vice President

William J. Hannigan Partner	Wellington Global Administrator, Ltd.	Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

Lucius Tuttle Hill, III Partner	—	—

James P. Hoffmann Partner	—	—

Jean M. Hynes Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Paul David Kaplan Partner	—

–  85  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Lorraine A. Keady Partner	Wellington Global Administrator, Ltd.	Deputy Chairman & Director

	Wellington Global Holdings, Ltd.	Deputy Chairman & Director

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Luxembourg S.C.A.	Supervisory Board

	Wellington Trust Company, NA	Vice President, Trust Officer

	Wellington Management International Ltd	Director

	Wellington International Management Company Pte Ltd	Director

	Wellington Management Global Holdings, Ltd.	Deputy Chairman & Director

John Charles Keogh Partner	Wellington Trust Company, NA	Vice President

George Cabot Lodge, Jr. Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Trust Company, NA	Vice President

Nancy Therese Lukitsh Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Trust Company, NA	Vice President & Director

Mark Thomas Lynch Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Mark D. Mandel Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

–  86  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Christine Smith Manfredi Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Global Holdings, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Trust Company, NA	Vice President

Earl Edward McEvoy Partner	—	—

Duncan Mathieu McFarland Managing Partner	Wellington Hedge Management, Inc.	Chairman & Director

	Wellington International Management Company Pte Ltd.	Director

	Wellington Management International Ltd	Director

	Wellington Trust Company, NA	Vice President & Director

Paul Mulford Mecray III Partner	—	—

Matthew Edward Megargel Partner	—	—

James Nelson Mordy Partner	—	—

Diane Carol Nordin Partner	Wellington Global Administrator, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Trust Company, NA	Vice President & Director

	Wellington Management International Ltd	Director

	Wellington International Management Company Pte Ltd	Director

Stephen T. O’Brien Partner	—	—

Andrew S. Offit Partner	—	—

Edward Paul Owens Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

–  87  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Saul Joseph Pannell Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Thomas Louis Pappas Partner	—	—

Jonathan Martin Payson Partner	Wellington Trust Company, NA	President, Chairman of the Board, Director

Philip H. Perelmuter Partner	—	—

Robert Douglas Rands Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

James Albert Rullo Partner

John Robert Ryan Managing Partner	Wellington Hedge Management, Inc.	Director

Joseph Harold Schwartz Partner	—	—

James H. Shakin Partner	—	—

Theodore Shasta Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Andrew J. Shilling Partner	—	—

Binkley Calhoun Shorts Partner	—	—

Scott E. Simpson Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Trond Skramstad Partner	—	—

Stephen Albert Soderberg Partner	—	—

Eric Stromquist Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Brendan James Swords Partner	Wellington Global Administrator, Ltd.	President

	Wellington Global Holdings, Ltd.	President

	Wellington Hedge Management, Inc.	President

	Wellington Management Global Holdings, Ltd.	President

Harriett Tee Taggart Partner	—	—

Frank L. Teixeira Partner	—	—

–  88  –

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Perry Marques Traquina Partner	Wellington Trust Company, NA	Vice President & Director

	Wellington Management International Ltd	Director and Chairman of the Board

	Wellington International Management Company Pte Ltd	Director and Chairman of the Board

Gene Roger Tremblay Partner	—	—

Nilesh P. Undavia Partner	Wellington Global Holdings, Ltd.	Sr. Vice President

Clare Villari Partner	—	—

Kim Williams Partner	—	—

Itsuki Yamashita Partner	Wellington International Management Company Pte Ltd.	Sr. Managing Director

Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

ALLIED INVESTMENT ADVISORS, INC. (“ALLIED”)

TRUSTEES AND OFFICERS

The officers of the Fund are set forth below.

William F. Dwyer—President and Chief Investment Officer

Brett A. Hoffacker—Managing Director

Robert T. Sweet—Managing Director and Chief Economist

Jessica W. Jennings—Managing Director

J. Eric Leo—Managing Director

Item	27: Principal Underwriters

(a)	MML Distributors LLC is the General Distributor of the Trust Shares.

(b)	MML Distributors, LLC is the general distributor for the Registrant.

The following are names and positions of Officers and Member Representatives of MML Distributors, LLC, One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013:

–  89  –

Gregory M. Williams, President, Chief Executive Officer, and Main OSJ Supervisor (10/18/02), MML Distributors, LLC; President (10/28/02); Director (02/27/02), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Matthew E. Winter, Executive Vice President (11/15/2001), MML Distributors, LLC; Chairman of the Board of Directors (9/14/2000) of MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Executive Vice President, Mass Mutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Margaret Sperry, Member Representative of MassMutual Holding Company (11/2001); Member Representative of Massachusetts Mutual Life Insurance Company (“MassMutual”) (5/1/96); Senior Vice President and Chief Compliance Officer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Ronald E. Thomson, Vice President (5/1/96), MML Distributors, LLC; Vice President (5/12/97), Assistant Treasurer (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Michael L. Kerley, Vice President and Assistant Secretary (5/1/96), Chief Legal Officer (4/25/00), MML Distributors, LLC; Vice President (5/12/97), Chief Legal Officer (1/1/87), Assistant Secretary (5/2/90), Assistant Clerk (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President and Associate General Counsel (since 2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michele G. Lattanzio, Vice President and Treasurer (09/27/02), MML Distributors, LLC; Chief Financial Officer and Treasurer (09/27/02), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Jerome Camposeo, Assistant Treasurer (6/18/2001), MML Distributors, LLC; Assistant Treasurer (3/9/2001), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Assistant Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Ann F. Lomeli, Secretary (1/96), MML Distributors, LLC; Secretary/Clerk (2/28/98), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President, Secretary and Deputy General Counsel, MassMutual, 1295 State, Springfield, Massachusetts 01111-0001.

Eileen D. Leo, Assistant Secretary (4/25/00), MML Distributors, LLC; Second Vice President and Associate General Counsel (11/1/99), Assistant Secretary/Assistant Clerk (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Second Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn A. Sponzo, Chief Compliance Officer (02/14/03), MML Distributors, LLC; Chief Compliance Officer (01/31/03), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President (01/03), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine L. Swanson, Registration Manager (02/12/03), MML Distributors, LLC; Registration Manager (02/14/2003), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

–  90  –

Daniel A. Raymond, Vice President, Finance & Operations (02/14/03), MML Distributors, LLC; Vice President, Finance & Operations (1/31/03), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Timothy Plankey, Entity Contracting Officer (04/03), MML Distributors, LLC; Assistant Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Frank A. Stellato, Assistant Treasurer (02/14/03), MML Distributors, LLC; Assistant Treasurer (01/31/03), MML Investors Services, Inc., Springfield, Massachusetts 01144-1013.

Cynthia W. Hibert, Continuing Education Officer (09/05/02), MML Distributors, LLC; Second Vice President (03/09/01), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts, 01144-1013.

Kevin LaComb, Assistant Treasurer (05/06/02), MML Distributors, LLC; Assistant Treasurer (11/28/01), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts, 01144-1013.

Daniel M. Colarusso, Technology Officer, (09/056/02), MML Distributors, LLC; Chief Information Officer ((05/10/00), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts, 01144-1013; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jeffrey Losito, Second Vice President (8/10/2001), MML Distributors, LLC; Second Vice President and National Sales Director (8/6/2001) of MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Thomas Monti (6/18/2001), VL Supervisor and Hartford OSJ Supervisor; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Anne Melissa Dowling, Large Corporate Markets Supervisor (12/22/97), MML Distributors, LLC, 140 Garden Street, Hartford, Connecticut 06154; Large Corporate Markets Supervisor (4/29/99), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

David W. O’Leary (6/18/2001), Variable Annuity Supervisor; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable

Item 28: Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Institutional Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

–  91  –

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

1500 Main Street

Springfield, Massachusetts 01115

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

One Memorial Drive

Cambridge, Massachusetts 02142-1300

(Third Party unaffiliated recordkeeper for David L. Babson & Company Inc.

with respect to its services as Sub-Adviser)

Iron Mountain

148 Cook Street

Billerica, Massachusetts 01821

(With respect to its services as Sub-Adviser)

OppenheimerFunds, Inc.

498 Seventh Avenue

New York, New York 10018

(With respect to its services as Sub-Adviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116-3741

(With respect to its services as Sub-Adviser)

Navellier & Associates, Inc.

One East Liberty, Third Floor

Reno, Nevada 89501

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

–  92  –

(With respect to its services as Sub-Adviser)

Janus Capital Corporation

100 Fillmore Street

Denver, Colorado 80206-4928

(With respect to its services as Sub-Adviser)

Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, Illinois 60602

(With respect to its services as Sub-Adviser)

Fidelity Management and Research Company (“FMR”)

82 Devonshire Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as Sub-Adviser)

Mazama Capital Management, Inc.

One SW Columbia Street, Suite 1500

Portland, Oregon 97258

(With respect to its services as Sub-Adviser)

Alliance Capital Management, L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

Clover Capital Management

110 Office Park Way

Pittsford, New York 14534

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

Allied Investment Advisors, Inc.

100 East Pratt Street, 17th Floor

Baltimore, Maryland 21202

(With respect to its services as Distributor)

MML Distributors, LLC

One Monarch Place

1414 Main Street

Springfield, Massachusetts 01144-1013

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

Investors Bank & Trust Company
200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

–  93  –

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29: Management Services

Not Applicable.

Item 30: Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 28th day of April, 2003.

MASSMUTUAL INSTITUTIONAL FUNDS

By:	*
Frederick C. Castellani President and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 28th day of April, 2003.

Signature	Title

* Stuart H. Reese	Chairman and Trustee

* Richard G. Dooley	Trustee

* Ronald J. Abdow	Trustee

–  94  –

* Richard H. Ayers	Trustee

* Mary E. Boland	Trustee

* David E. A. Carson	Trustee

* Richard W. Greene	Trustee

* Beverly L. Hamilton	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

By:	/s/ THOMAS M. KINZLER
Thomas M. Kinzler Attorney-in-Fact

–  95  –

INDEX TO EXHIBITS

Exhibit No.		Title of Exhibit

D	(8)	Investment Sub-Advisory Agreement between MassMutual and Janus Capital Management LLC on behalf of the MassMutual Aggressive Growth Fund

D	(12)	Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. on behalf of the MassMutual Indexed Equity Fund

D	(13)	Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. on behalf of the MassMutual OTC 100 Fund

D	(21)	Investment Sub-Advisory Agreement between MassMutual and Allied Investment Advisors, Inc. on behalf of the MassMutual Small Company Growth Fund

E	(2)	Sub-Distributor’s Agreement

G	(3)	Amendment to Administrative and Shareholder Services Agreements

J	(1)	Consent of Deloitte & Touche LLP

P	(3)	Code of Ethics for Waddell & Reed Investment Management Company

P	(6)	Code of Ethics for Northern Trust Investments, Inc.

P	(8)	Code of Ethics for T. Rowe Price Associates, Inc.

P	(9)	Code of Ethics for Fidelity Management & Research Company

P	(10)	Code of Ethics for Harris Associates L.P.

P	(11)	Code of Ethics for Janus Capital Management LLC

P	(12)	Code of Ethics for OppenheimerFunds, Inc.

P	(14)	Code of Ethics for American Century Investment Management, Inc.

P(15)	Code of Ethics for Clover Capital Management, Inc.

P(16)	Code of Ethics for Alliance Capital Management L.P.